As filed with the Securities and Exchange Commission on April 25, 2019.

Registration Statement File No. 333-150916

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐        Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 178

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐            Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒          On   May 1, 2019   pursuant to paragraph (b) of Rule 485.

☐            60 days after filing pursuant to paragraph (a) of Rule 485.

☐            On                           pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life III (VUL III)
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.
The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and one or more variable investment divisions (Separate Account divisions) offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account division, in turn, invests in the funds listed on the following page.
You bear the investment risk of any premium allocated to these Separate Account divisions. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.
The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.
The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other life insurance you own.
The policy:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

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is not guaranteed by any bank or credit union.

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may go down in value.

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provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy.
To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
(FAX) 1-866-329-4527
www.MassMutual.com
You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Beginning January 1, 2021, we will no longer send you paper copies of fund shareholder reports (“Reports”) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-866-444-2450. Your election to receive the Reports in paper will apply to all funds available with your policy.
If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, follow the instructions provided on the inside front cover of this prospectus.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus carefully before investing. You should keep it for future reference.
Effective May 1, 2019

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Massachusetts Mutual Variable Life Separate Account I
The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA. You bear the entire investment risk for all account value you allocate to a Separate Account division.
We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.MassMutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.
AIM Variable Insurance Funds(Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund (Series I)
Invesco V.I. Health Care Fund (Series I)
Invesco V.I. Technology Fund (Series I)
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)
MML Balanced Allocation Fund (Initial Class)
MML Blue Chip Growth Fund (Initial Class)
MML Conservative Allocation Fund (Initial Class)
MML Equity Income Fund (Initial Class)
MML Equity Index Fund (Class II)
MML Foreign Fund (Initial Class)
MML Global Fund (Class II)
MML Growth & Income Fund (Initial Class)
MML Growth Allocation Fund (Initial Class)
MML Income & Growth Fund (Initial Class)
MML Managed Volatility Fund (Initial Class)
MML Mid Cap Growth Fund (Initial Class)
MML Mid Cap Value Fund (Initial Class)
MML Moderate Allocation Fund (Initial Class)
MML Small Cap Growth Equity Fund (Initial Class)
MML Small/Mid Cap Value Fund (Initial Class)
MML Series Investment Fund II
MML Equity Fund (Initial Class)
MML Inflation-Protected and Income Fund (Initial Class)
MML Managed Bond Fund (Initial Class)
MML Small Cap Equity Fund (Initial Class)
MML U.S. Government Money Market Fund    (Initial Class)
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA (Non-Service)
Oppenheimer Discovery Mid Cap Growth Fund/VA    (Non-Service)
Oppenheimer Global Fund/VA (Non-Service)
Oppenheimer Global Strategic Income Fund/VA    (Non-Service)
Oppenheimer International Growth Fund/VA (Non-Service)
Oppenheimer Main Street Fund®/VA (Non-Service)
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio   (Advisor Class)
Voya Investors Trust
VY® Clarion Global Real Estate Portfolio (Class S)

2

3

Summary of Benefits and Risks
The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in later sections of this prospectus.
Benefits of the Policy
Death Benefit	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
Choice of Death Benefit Options
The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:
1)
Level Option: The current face amount.
2)
Return of Account Value Option: The current face amount plus the account value of the policy.
3)
Return of Premium Option: The current face amount plus the total of the premiums that were paid through attained age 90 and not refunded (with or without interest on premiums paid during the first five policy years). (An insured’s “attained age” is equal to his or her issue age plus the number of completed policy years.)
The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid policy termination.

Right to Return the Policy	You have a limited period of time after the policy is delivered during which you can cancel the policy and receive a refund (free look).
Variable Investment Choices	The policy offers a choice of over 30 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.
Flexibility
The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:
•
choose the timing, amount and frequency of premium payments;

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change the death benefit option;

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increase or decrease the policy’s face amount (higher face amount can result in higher charges);

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change the owner or beneficiary;

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change your investment selections.

Transfers	Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table in the “Summary of Benefits and Risks” section and in the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.
Surrenders and Withdrawals	You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.
Loans	You may take a loan on the policy once your account value exceeds the total of any surrender charges. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.
Safety Test	During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
Assignability	You may generally assign the policy as collateral for a loan or other obligation.
Tax Benefits	You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
Additional Benefits	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

4

Risks of the Policy
Investment Risks	The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Early Surrender	If you surrender your policy, you will be subject to surrender charges during the first nine policy years and during the first nine years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
Withdrawals	A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
Policy Termination	Your policy could terminate if the net surrender value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the net surrender value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
Limitations on Access to Cash Value
•
Withdrawals are not available in the first policy year; however, full surrenders are permitted.

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A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

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We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

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The minimum withdrawal is $100.

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The maximum withdrawal is 75% of the net surrender value.

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The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers
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Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

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We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans	Taking a loan from your policy may increase the risk that your policy will terminate. If your policy exceeds the policy debt limit, it can still terminate even if the safety test is met. A loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis, second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax.
Existing tax laws that benefit this policy may change at any time. Please see the “Federal Income Tax Considerations” section.

Additional Risks	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

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Policy Charge Increase	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force. We will notify the owner of any such changes through a prospectus supplement.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.
Transaction Fees
This table describes the fees and expenses that you will pay at the time you pay premium or take account value out of the policy.
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge 1, 2	When you pay premium.	Maximum: All Coverage Years 8% of each premium payment up to and including the premium expense factor; 7% of any premium payment in excess of the premium expense factor.	Current: All Coverage Years 6% of each premium payment.
Surrender Charges 2, 3, 4, 5 Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount.	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	Maximum: First Coverage Year Range of Rates per $1,000 of Face Amount • $3.08 – $50.58	Current: First Coverage Year Range of Rates per $1,000 of Face Amount • $3.08 – $50.58
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk classification. 2, 3, 4, 5, 6	When you surrender the policy for its net surrender value. Charge will also apply at the time of an elected decrease in face amount and if your policy lapses.	First Coverage Year • $11.25 per $1,000 of Face Amount
Processing Fees	When Fee is Deducted	Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	Maximum: The Lesser of: $25 per withdrawal or 2% of the amount withdrawn	Current: $0
1
The premium expense factor referenced in the table is used to determine premium expense charges. For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase. The premium expense factor is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of premium expense factors are shown in the following table. An example of how the factor is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.
Per $1,000 of Face Amount, Non-Tobacco Risk Classification
Age	Male	Female
25	5.80	5.05
35	9.00	7.38
55	25.70	20.70
85	56.50	46.20
2
Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

3
For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender

6

charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.
4
Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Charges and Deductions” section for additional information.

5
Surrender charges generally apply for the first 9 policy years and the first 9 years following an increase in face amount. They will equal the first year’s surrender charge multiplied by the applicable coverage year factor listed in the following table. These factors vary by issue age and may vary for policies issued in New York.

Coverage Year	Factor	Coverage Year	Factor
1	1.00	6	0.73–0.82
2	0.94–1.00	7	0.60–0.75
3	0.88–1.00	8	0.40–0.50
4	0.82–1.00	9	0.20–0.25
5	0.77–1.00	10	0.00
6
The rates shown for the “representative insured” are first year rates only.

Periodic Charges Other than Fund Operating Expenses
This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.
Charge	When Charge is Deducted	Amount Deducted
Insurance Charge 1, 2	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1,000 of Insurance Risk • $83.33	Current Range of Rates per $1,000 of Insurance Risk • $0.02 – $83.33
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000. 1, 2, 3	Monthly, on the policy’s monthly charge date.	• $0.09 per $1,000 of Insurance Risk

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.
	Monthly, on the policy’s monthly charge date.	Maximum Rate • $83.33 per $1,000 of Insurance Risk • $83.33 per $1,000 of Face Amount	Current Range of Rates • $0.004 – $83.33 per $1,000 of Insurance Risk • $0.08 – $83.33 per $1,000 of Face Amount
Administrative Charge 2	Monthly, on the policy’s monthly charge date.	Maximum: $15 per policy	Current: $10 per policy
Asset Charge 2, 4	Daily.	Maximum annual percentage of the policy’s average daily net assets in the Separate Account • Policy Years 1 – 10: 0.90% • Policy Years 11+: 0.40%	Current range of rates as an annual percentage of the policy’s average daily net assets in the Separate Account • Policy Years 1 – 10: 0.50% – 0.70% • Policy Years 11+: 0.15%

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Charge	When Charge is Deducted	Amount Deducted
Face Amount Charge 2, 5, 6	Monthly, on the policy’s monthly charge date.	Guaranteed Maximum Rate per $1,000 of Initial Face Amount. • $1.79	Current Range of Rates per $1,000 of Initial Face Amount. • $0.00 – $1.79
Face amount charge for a 35-year-old male, non-tobacco user, in the standard risk classification. 3, 5	Monthly, on the policy’s monthly charge date.	• $0.27 per $1,000 of Initial Face Amount
Loan Interest Rate Expense Charge 2, 7	Reduces the interest we credit on the loaned value. We credit loan interest daily.	Guaranteed Maximum Rate as a percentage of loaned amount • 1.00%	Current Range of Rates as a percentage of loaned amount • 0.15% – 0.65%
All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The asset charge is deducted from the assets of the Separate Account only.
1
The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2001 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2
Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

3
The rates shown for the “representative insured” are first year rates only.

4
The asset charge varies according to the policy’s average daily net assets in the Separate Account and the policy year as detailed in the table below.

Your Value in the Separate Account	Maximum Charge Policy Years 1 – 10	Current Charge Policy Years 1 – 10	Maximum Charge Policy Years 11+	Current Charge Policy Years 11+
$0 – $49,999.99	0.90%	0.70%	0.40%	0.15%
$50,000 – $99,999.99	0.90%	0.60%	0.40%	0.15%
$100,000+	0.90%	0.50%	0.40%	0.15%
5
The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The charges will vary by the issue age, gender and risk classification of the insured for the initial face amount and, for increases, by the insured’s attained age, gender and risk classification on the effective date of the increase. The face amount charge will not be reduced if the face amount is reduced. The range of face amount charges reflected for coverage years 1 – 5 simply accounts for the range of issue ages for all potential insureds. See the full range of rates per $1,000 of face amount in the table below.

Policy Year	Maximum Rate	Current Rates
1 – 2	$1.79	$0.07–$1.79
3 – 5	$1.19	$0.05–$1.19
6+	$0.00	$0.00
6
The rates shown are for standard risks and vary by the insured’s gender and age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

7
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. During the first 10 policy years, the current Loan Interest Rate Expense Charge is 0.65% of the loaned amount and 0.15% of the loaned amount in subsequent policy years. The maximum Loan Interest Rate Expense Charge during the first 10 policy years is 1.00% of the loaned amount and 0.50% of the loaned amount in subsequent policy years.

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Rider Charges
This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.
Rider	When Charge is Deducted	Amount Deducted
Accelerated Death Benefit Rider 1	When you elect an accelerated death benefit payment.	Maximum: $250	Current: $100 – $250
Disability Benefit Rider 2, 3	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction 6 • $0.00 – $0.28 Plus Maximum Range of Rates per $1 of Specified Benefit Amount • $0.00 – $0.04	Current Range of Rates per $1 of Monthly Deduction 6 • $0.00 – $0.28 Plus Current Range of Rates per $1 of Specified Benefit Amount • $0.00 – $0.04
Rider charge for a 35-year-old male. 2, 3, 5	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction 4 Plus • $0.02 per $1 of Specified Benefit Amount
Guaranteed Insurability Rider 2	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1,000 of Option Amount • $0.03 – $0.11	Current Range of Rates per $1,000 of Option Amount • $0.03 – $0.11
Rider charge for a 35-year-old male. 2	Monthly, on the policy’s monthly charge date.	• $0.11 per $1,000 of Option Amount
Other Insured Rider 6	Monthly, on the policy’s monthly charge date.	Maximum Rate per $1,000 of Rider Insurance Risk • $29.79	Current Range of Rates per $1,000 of Rider Insurance Risk • $0.01 – $29.79
Rider charge for a 35-year-old male. 5, 6	Monthly, on the policy’s monthly charge date.	• $0.09 per $1,000 of Rider Insurance Risk	• $0.08 per $1,000 of Rider Insurance Risk
Substitute of Insured Rider	When you elect to substitute the insured.	Maximum: $75	Current: $75
Waiver of Monthly Charges Rider 2, 3	Monthly, on the policy’s monthly charge date.	Maximum Range of Rates per $1 of Monthly Deduction 4 • $0.00 – $0.28	Current Range of Rates per $1 of Monthly Deduction 4 • $0.00 – $0.28
Rider charge for a 35-year-old male. 2, 3, 5	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction 4
Waiver of Specified Premium Rider 2, 3	Monthly, on the policy’s monthly charge date.	The Greater of the Guaranteed Range of Rates per $1 of Monthly Deduction 4 • $0.00 – $0.28 Or The Guaranteed Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04	The Greater of the Current Range of Rates per $1 of Monthly Deduction 4 • $0.00 – $0.28 Or The Current Range of Rates per $1 of Specified Monthly Premium Amount • $0.00 – $0.04
Rider charge for a 35-year-old male. 2, 3, 5	Monthly, on the policy’s monthly charge date.	• $0.06 per $1 of Monthly Deduction 4 Or • $0.02 per $1 of Specified Monthly Premium Amount

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Rider	When Charge is Deducted	Amount Deducted

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges (or rider charges) and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.
		Maximum Rate • $83.33 per $1,000 of Rider Insurance Risk • $83.33 per $1,000 of Rider Face Amount	Current Range of Rates • $0.002 – $83.33 per $1,000 of Rider Insurance Risk Current range of Rates • $0.08 – $83.33 per $1,000 of Rider Face Amount
1
The fee we deduct may vary by state, but will not exceed $250.

2
The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

3
For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

4
The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

5
The rates shown for the “representative insured” are first year rates only.

6
The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality (2001 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
Annual Fund Operating Expenses
While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2018 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.
Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.28%	2.17%
1
The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

10

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page
account value	24
Administrative Office	1
attained age	4
face amount	14
free look	4, 14
general investment account	23, 52
good order	12
grace period	26
guarantee period	25
guarantee premium	25
in force	4, 12
initial face amount	14
insurance risk	8, 10, 41
issue date	17
modified endowment contract (MEC)	5, 46
monthly charge date	41
net investment experience	24
net premium	17
net surrender value	4, 31
planned premium	14, 15
policy date	17
policy debt	25, 31
policy debt limit	32
policy termination	5, 25
premium expense factor	6, 39
register date	17
safety test	4, 25
Separate Account division	1, 20
valuation date	13
7-pay test	46

11

The Company
In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
General Overview
The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force. “In force” means that the policy has not terminated. This policy does not “mature” or provide an endowment in a specific policy year.
The policy provides premium payment and death benefit flexibility, permits you to vary the frequency and amount of premium payments, and allows you to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options, and, subject to certain limitations, you can change your selection while the insured is living. This flexibility allows you to meet changing insurance needs under a single life insurance policy. You cannot, however, change the death benefit option during the policy’s first year nor can death benefit option 3 (return of premium option) be selected after the policy is issued. In addition, you cannot change the death benefit option beyond attained age 120.
Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.
The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and the GPA. Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.
This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus. We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.
From time to time you may want to submit a written request for a change of beneficiary, a transfer, or some other action. A written request is a written or electronic communication or instruction in good order sent by the owner to, and received by MassMutual at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.
Good Order
An instruction or transaction request that we receive at our Administrative Office generally is considered in “good order” if:
1)
we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

2)
it includes all information necessary for us to execute the request or transaction; and

3)
it is signed by you or authorized persons to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in good order. Good order generally means the actual receipt by our Administrative Office of the instructions related to the request or transaction in writing (or, when permitted, by telephone or website) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Separate Account divisions affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the policy. With respect to premium payments, good order also generally includes receipt by us of sufficient

12

funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in good order, and we reserve the right to change or waive any good order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Valuation Date
All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. A valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. Please see “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.
Owner, Insured, Beneficiary
Owner
The owner is the person who will generally make the choices that determine how the policy operates while it is in force. In California, the policy is not available for purchase by anyone over age 59. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change of owner on a non-discriminatory basis. Please refer to your policy. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.
Insured
The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.
You name the insured in the application for the policy. We will not issue a policy for an insured who is beyond attained age 90. Before issuing a policy, we will require evidence to determine the insurability of the insured. This will usually require a medical examination.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.
Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.
If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

13

Purchasing a Policy
Purchasing a Policy
To purchase a policy you must send us a completed application. The minimum initial face amount of a policy is currently $50,000. The owner selects, within our limits, the policy’s “face amount.” The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The “initial face amount” is the face amount on the policy date. It is listed on the first page of your policy.
We determine whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy becomes effective on the date the last of all premiums due and necessary documents are received in good order at our Administrative Office.
Policies generally are issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may issue unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued in Montana are unisex, and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.
Your Right to Return the Policy
You have the right to cancel the policy, generally, within ten days of receiving it (free look). If you cancel the policy, we will issue a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for details. However, the following will give you a general idea of the type of refund you may receive.
Most states require us to refund the policy’s account value less any withdrawals and any policy debt. Other states require us to refund the premium paid less withdrawals and policy debt. In those states your premium payment is held in the money market division of the Separate Account during the free look period.
Additionally, under certain circumstances such as mistake of fact, we may reissue your policy with different features after the free look period expires. Please contact your registered representative for details if you feel your policy should be reissued.
To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Premiums
The planned premium amount you pay is based on a number of factors including, but not limited to:
•
the face amount;

•
the insured’s gender;

•
the insured’s issue age;

•
the insured’s risk classification;

•
policy charges;

•
premium frequency;

•
the death benefit option; and

•
whether or not any riders apply to the policy.

First Premium
Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the minimum initial premium. The minimum initial premium depends on:
•
your chosen premium frequency;

•
the policy’s initial face amount and death benefit option;

•
the issue age, gender, and risk classification of the insured; and

•
any riders on the policy.

Generally, you will give your first premium payment or payment instructions to the registered representative who sold you the policy. The currently available methods of payment for your first premium include:
•
authorizing the Company to draft the initial premium electronically from your bank account. You initiate the electronic payment for the initial premium by completing the appropriate administrative form;

•
check; and

14

•
wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

Please note that your initial premium is applied to your policy when the payment is received in good order at our Administrative Office and after the policy has been issued.
Planned Premiums
When applying for the policy, you select (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).
We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value or satisfy the safety test. Please see “Policy Termination and Reinstatement” in the “Policy Value” section. We will send a notice of any premium needed to prevent termination of this policy.
To change the amount and frequency of planned premiums, you may contact our Administrative Office.
If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.
Example:
Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section.
Subsequent Premium Payments
We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.
If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.
If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:
Regular Mail:	Overnight Mail:
MassMutual APM Payment Processing Center PO Box 92485 Chicago, IL 60675-2485	MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Suite 2485 Chicago, IL 60654-2485
For all other policies, subsequent premium payments must be sent to the appropriate address:
Regular Mail:	Overnight Mail:
MassMutual PO Box 92483 Chicago, IL 60675-2483	MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 92483 Chicago, IL 60654

15

Electronic Premium Payments
We also offer options to allow you to pay premiums through electronic means. You may authorize the Company to draft the initial premium electronically for this policy from your bank account by completing the appropriate administrative form.
You may also initiate single or recurring premium payments for your in force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.
Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. Eastern Time).
If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.
Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.
We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:
1)
your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

2)
we are unable to obtain the premium payment from the bank account; or

3)
your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility
After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient net surrender value to keep the policy in force, there is no required schedule for premium payments.
We reserve the right to return any premium payment under $20.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.
Additionally, we will follow these procedures:
•
If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer, except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•
If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

•
We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You may also contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. Please see “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section for additional information.

16

Premium Limitations
The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:
•
the Cash Value Accumulation Test; and

•
the Guideline Premium Test.

If you choose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:
a)
an amount equal to $100 plus double the annual premium expense factor for the policy;

b)
the amount of premium paid in the preceding policy year; or

c)
the highest premium payment amount that would not increase the insurance risk.

If you choose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:
a)
the maximum premium for the Cash Value Accumulation Test; or

b)
the Guideline Premium Test amount stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.
For more information on these tests, please see the “Minimum Death Benefit” sub-section in the “Death Benefit” section.
Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each.
How and When Your Premium is Allocated
Net Premium. Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.
Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.
The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.
Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.
You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
When accompanied by a premium payment, a request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.
When Net Premium is Allocated. The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.
The “issue date” is the date we actually issue the policy. The “policy date” normally is the same date as the issue date. However, you may request in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges will be deducted as of the requested policy date. These deductions will cover a period of time during which the policy is not in effect. If you paid a premium with your application and requested a policy date earlier than the date we receive your payment, interest will not accrue on your policy prior to the policy’s issue date. Additionally, the policy date will determine the amount of premium required for your premium to be considered in good order.
The “register date” is the first date premiums will be allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also be a valuation date.

17

Allocation of Initial and Subsequent Net Premiums. We will allocate any net premiums received on or before the issue date of the policy to our general investment account. We do not pay you interest on these amounts or credit any interest to your policy prior to the issue date.
It should be noted, however, that your minimum initial premium may change from the amount that was originally quoted.
If, for any reason, your initial net premium payment is insufficient, your payment will not be considered in good order. We will hold the payment in our general investment account. We do not pay you interest on these amounts and you will have to pay the balance before we will consider your initial premium payment in good order.
Initial premium payments that are in good order and held in our general investment account on the issue date will be credited with the current GPA interest rate on that date. Your initial net premium payment, including any amounts held in our general investment account, will be allocated among the Separate Account divisions and the GPA according to your net premium allocation instructions on the register date.
If your policy states that upon free look we will refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that is on, or next follows, the later of:
a)
the day after the issue date of the policy; and

b)
the date we or the appropriate lockbox receives the balance of your initial premium.

If your policy states that upon free look we will refund the premium you paid less withdrawals and any policy debt:
1)
The register date is the valuation date that is on, or next follows, the later of:

a)
the number of days from issue required by each contract state’s free look period plus six days; and

b)
the date we or the appropriate lockbox receives the balance of your initial premium.

2)
We will allocate existing values, held as of the policy’s issue date, to the money market division on the first valuation date after the issue date. (The existing values at this time would be any money taken with the application for the policy less any applicable charges plus any interest earned on the issue date.); and

3)
We will allocate any net premiums received after the issue date but before the register date to the money market division.

If, for any reason, your initial net premium payment is in excess of the required minimum initial premium, we will allocate the full amount according to your current net premium allocation instructions.
We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

18

Cash Flow Diagram
The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.
Depending on the state of issue, we may hold your initial net premium payments in the money market division until the free look period is completed.
1
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

19

Investment Choices
The Separate Account
The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL III policies.
We have established a segment within the Separate Account to receive and invest premium payments for the VUL III policies. Currently, the VUL III segment is divided into over 30 Separate Account divisions. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.
Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL III policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.
Underlying Funds
We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.
Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.MassMutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.

20

There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.
Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) 1	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) 1	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) 1	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) 1	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) 1	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) 2	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Brandywine Global Investment Management, LLC
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

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Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY® Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC
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These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

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You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Separate Account division that invests in this fund could be negative.

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Addition, Removal, Closure, or Substitution of Funds. We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest. The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds. We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers. We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.
For a list of the funds whose advisers currently pay such compensation, visit https://www.MassMutual.com/legal/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection. When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.
The Guaranteed Principal Account
Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.

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The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, see the “Our Ability to Make Payments Under the Policy” section.
You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:
a)
3%; or

b)
the policy loan rate less the maximum loan interest rate expense charge.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its “account value.” The account value has two components:
1)
the variable account value; and

2)
the fixed account value.

We will calculate your account value on each valuation date.
Variable Account Value. Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.
The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:
•
net premiums allocated to the Separate Account;

•
transfers to the Separate Account from the GPA;

•
transfers and withdrawals from the Separate Account;

•
surrender charges deducted from the Separate Account due to any decreases in the face amount;

•
fees and charges deducted from the Separate Account; and

•
the net investment experience of the Separate Account.

Net Investment Experience
The net investment experience of the variable account value is reflected in the value of the accumulation units.
Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the asset charge, and fund expenses.
The value of an accumulation unit may go up or down from valuation date to valuation date.
When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.
We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.
Fixed Account Value. The fixed account value is the accumulation of:
•
net premiums allocated to the GPA; plus

•
amounts transferred into the GPA; minus

•
amounts transferred or withdrawn from the GPA; minus

•
fees and charges deducted from the GPA; plus

•
interest credited to the GPA.

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Interest on the Fixed Account Value
The fixed account value earns interest at an effective annual rate, credited daily.
For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:
•
the policy loan rate minus the current loan interest rate expense charge; or

•
3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.
For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:
•
the current interest rate we declare; or

•
the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.
Policy Termination and Reinstatement
This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough net surrender value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.
Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.
Policy Termination. If there is no policy debt, the policy may terminate without value if:
•
its net surrender value on a monthly charge date cannot cover the charges due; and

•
the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:
•
the policy debt (which includes accrued interest) exceeds the account value less any surrender charges that may apply.

We refer to all outstanding loans plus accrued interest as “policy debt.”
Safety Test. The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. If the safety test is met and the account value is insufficient to cover the monthly charges due, the monthly charges due will be reduced to an amount equal to the account value. The account value will never be less than zero. Even if the safety test is met, this policy will terminate if policy debt exceeds the account value.
The safety test can be met only during the guarantee period(s) stated in the policy. Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:
•
the insured’s issue age;

•
the insured’s gender;

•
the insured’s risk classification;

•
the riders on the policy, if any;

•
the current face amount; and

•
the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.
For each guarantee period, the safety test is met if:
A)
premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equal or exceed,
B)
the total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

The policy has two “guarantee periods.”
•
The first guarantee period is the first nine policy years.

•
The second guarantee period is to attained age 121 of the insured.

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Both guarantee periods begin on your policy date. The net surrender value at the end of the first guarantee period may be insufficient to keep the policy in force unless an additional premium payment is made at that time.

Example:
Assume your policy is in the first guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of  $35 on each monthly charge date. In this case, if the account value less surrender charges cannot cover the monthly charges, the policy will stay in force because the safety test has been met.

Grace Period. Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.
If there is no policy debt, the amount of premium needed to avoid policy termination will be the lesser of:
a)
the amount needed to satisfy the safety test; or

b)
the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid policy termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.
The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.
During the grace period, the policy will stay in force; however, policy transactions (as described below) cannot be processed. If the insured dies during this period and the amount of premium needed to avoid policy termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid policy termination and any policy debt.
If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Policy. If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:
•
you surrendered it (unless required by law); or

•
five years have passed since it terminated.

To reinstate your policy, we will need:
1)
a written application to reinstate;

2)
evidence, satisfactory to us, that the insured is still insurable;

3)
a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

4)
a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The policy will be reinstated on the valuation date on or next following the later of:
•
the date we approve your application; or

•
the date we receive the premium required to reinstate the policy.

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Policy After You Reinstate. If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:
•
the premium paid to reinstate your policy, minus

•
the premium expense charge, minus

•
applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.
We do not reinstate policy debt.
Upon reinstatement, the safety test will apply.
If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.
Policy Transactions
While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.
All transaction requests must be submitted in good order to our Administrative Office. In addition to written requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.
Transfers
You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.
We do not charge for transfers.
You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.
We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:
•
you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and

•
you have not added any net premiums or transferred amounts to the GPA during these three years,

then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.
You may not make any fund transfers during the free look period for policies under which we refund the premium paid for the policy less withdrawals and policy debt.

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Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:
•
by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this policy, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.
Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from an owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a policy year; and

•
require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine

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it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.
Dollar Cost Averaging Program
The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.
DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.
Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. Account value held in the GPA cannot be transferred out of the GPA through the DCA Program.
Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.
If on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.
To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You may not elect DCA for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA Program.
We may at any time modify, suspend, or terminate the DCA Program without prior notification.
Portfolio Rebalancing Program
The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a predetermined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.
Over time, varying investment performance among the Separate Account divisions may cause the ratios of your account value in those selected Separate Account divisions to change. The Portfolio Rebalancing Program allows you to choose among Separate Account divisions in which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the Separate Account divisions you select so that the account values in the selected Separate Account divisions match the ratios you set.
In order for portfolio rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.
To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect the Portfolio Rebalancing Program by telephone, subject to certain restrictions.
You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.
If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

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Example:
Assume that your initial net premium payment is split among four Separate Account divisions: MML Managed Bond, MML Foreign, MML Equity and Fidelity® VIP Contrafund® Portfolio.
Further assume that you have also completed a Portfolio Rebalancing request form indicating that you want the values in the Separate Account divisions rebalanced quarterly as follows:
•
60% in MML Managed Bond and

•
40% in Fidelity® VIP Contrafund® Portfolio.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.
On the first day of the next quarter, we will sell all units in the MML Foreign and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Fidelity® VIP Contrafund® Portfolio (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Fidelity® VIP Contrafund® Portfolio division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals
After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100. We do not charge a withdrawal fee or a surrender charge for a withdrawal.
You can make a withdrawal by sending us a written request in good order on our partial withdrawal request form.
You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.
A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s net surrender value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications see the “Federal Income Tax Considerations” section and for more information on premium limitations see the “Premium Limitations” section.

Example:
Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of  $600,000 and an account value of  $120,000. If you make a withdrawal of  $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $30,000.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal.
There is one exception:
If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.
We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.
The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)
We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.
Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.
If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

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We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
Surrenders
You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.
The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.
We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.
It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
For more information, please contact your registered representative or call our Administrative Office.
Net Surrender Value. The net surrender value of the policy is equal to:
•
the account value; less

•
any surrender charges that apply; and less

•
any policy debt.

Loans
You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.
We currently allow loans in all policy years, however, we reserve the right to limit loans in the first policy year. The maximum loan amount allowed at any time is the amount that, with accrued loan interest calculated to the next policy anniversary date, will equal your account value less any surrender charge. The maximum amount available for a loan is the maximum loan amount allowed less any existing policy debt.
Taking a loan from your policy has several risks:
•
it may increase the risk that your policy will terminate because the safety test cannot be met if there is a loan outstanding;

•
it will have a permanent effect on your policy’s net surrender value;

•
it may increase the amount of premium needed to keep the policy in force;

•
it will reduce the death benefit proceeds; and

•
it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

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Requesting a Loan. You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” section below for additional information.
Payment of Proceeds. Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please see “Other Policy Rights and Limitations” section for additional information.
Interest Credited on the Loaned Value. When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:
a)
3%; or

b)
the loan interest rate less the current loan interest rate expense charge.

On each policy anniversary, the interest earned on any outstanding loan is applied to the divisions of the Separate Account and the GPA according to your current premium allocation instructions.
Loan Interest Charged. All policy debt is assessed loan interest at a fixed rate of 4%.
Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.
Effect of a Loan on the Values of the Policy. A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.
Whenever you reach your “policy debt limit”, your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see “Federal Income Tax Considerations” section for additional information.
As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see “Transfers” in the “Policy Transactions” section for additional information.
Repayment of Loans. All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the

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end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.
You may initiate single or recurring loan repayments through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see “Electronic Premium Payments” in the “Premiums” section for additional information. In addition, loan repayments may be sent to MassMutual, PO Box 92483, Chicago, IL 60675-2483.
Any loan repayment made within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
We will deduct any outstanding policy debt from:
•
the proceeds payable on the death of the insured;

•
the proceeds payable when you surrender the policy; or

•
the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.
Death Benefit
If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the date of the insured’s death.
The minimum death benefit for your policy is based on your policy’s account value as described below.
While the policy is in force, you may make changes to the death benefit option and face amount. You must pay any premium due before such transaction requests can be processed.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued. See “Appendix A” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.
Cash Value Accumulation Test. Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:
•
gender;

•
attained age; and

•
tobacco use risk classification.

Guideline Premium Test. Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.
The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.
Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums only in the early policy years, the Cash Value Accumulation Test may be appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.

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Death Benefit Options
When you apply for the policy, you must choose one of three death benefit options. These are:
•
Option 1 – The benefit amount is the greater of:

a)
the face amount on the date of death; or

b)
the minimum death benefit on the date of death.

•
Option 2 – The benefit amount is the greater of:

a)
the face amount plus the account value on the date of death; or

b)
the minimum death benefit on the date of death.

•
Option 3 – The benefit amount is the greater of:

a)
the face amount, plus the premiums paid (less any premiums refunded and any premiums paid after the insured’s attained age 90) to the date of death, plus optional interest that is credited during the first five policy years on premiums paid; or

b)
the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.
Death benefit option 3 is available with the choice of having interest applied to all premiums paid (and not refunded) for the first five policy years. This interest only increases the death benefit available under this option; it is not credited to the account value of your policy. Election of the interest option must be made at the time of application. The interest rate for this interest option is declared monthly and credited on each monthly charge date during the first five policy years, although we do not guarantee that the interest rate will be greater than zero. Interest is credited on the cumulative premiums paid, including any interest previously credited.
Right to Change the Death Benefit Option
After the first policy year, you may change the death benefit option while the insured is living; however, a death benefit option change cannot be processed during a grace period. In addition, the death benefit option may not be changed to death benefit option 3 and no change will be permitted beyond the insured’s attained age 120. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.
You must send a written request in good order to our Administrative Office to change your death benefit option. We do not require evidence of insurability.
The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.
The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. See “Appendix A” for examples of how a change in death benefit option may impact the policy’s face amount.
When the face amount changes as a result of a change in the death benefit option:
•
the monthly charges will change;

•
the charge for certain additional benefits may change;

•
the premium limitations will change (for more information see the “Premium Limitations” section); and

•
the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.

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Right to Change the Face Amount
You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value less surrender charges (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.
We reserve the right to limit the size and number of changes to the face amount in any policy year.
If you increase or decrease the policy face amount, the premium limitations will change (please see “Premium Limitations” in the “Premiums” section for additional information) and your policy may become a MEC under federal tax law. You should consult your tax adviser for information on how a MEC may affect your tax situation. MECs are discussed in the “Federal Income Tax Considerations” section.
Increases in Face Amount. To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage. An increase in face amount cannot be processed during a grace period.
An increase in face amount may not be:
a)
less than $25,000; or

b)
made after the anniversary of your policy’s issue date nearest the insured’s 90th birthday.

If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the net surrender value to such an amount.
Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first nine years of each segment of coverage. In addition, the safety test guarantee premium will increase.
Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.
Decreases in Face Amount. You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a written request in good order to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.
If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.
A decrease will reduce the face amount in the following order:
1)
the face amount of the most recent increase; then

2)
the face amounts of the next most recent increases successively; and last

3)
the initial face amount.

You may not decrease the face amount:
•
after the insured’s attained age 120; or

•
if the decrease would result in a face amount of less than the minimum face amount ($50,000).

Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (in good order at our Administrative Office) any applicable request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.
Decreases in the policy’s face amount may have adverse tax consequences.

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When We Pay Death Benefit Proceeds
If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material representation of a fact within two years:
1)
after the policy is issued;

2)
after a face amount increase where evidence of insurability is required; or

3)
after reinstatement of the policy where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.
We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:
•
it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
the SEC declares an emergency exists; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

Interest on Death Benefit
We will add interest from the date of the insured’s death to the date of a lump sum payment or the effective date of a payment option payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the annual rate required by applicable law. If death benefit option 3 with interest applied to premiums is in effect, interest will accumulate separately on the Face Amount and the premiums paid. From the date of death to the date of payment, the interest paid on the Face Amount will be computed using an effective rate of not less than 3% or, if greater, the annual rate required by applicable law. The interest paid on the premiums paid will be the greater of the interest rate then in effect for death benefit option 3 with interest paid on premiums, 3% and the annual rate required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.
Additional interest will be added to the date of payment at an effective annual rate of 10% beginning 31 days from the later of:
•
the date we receive in good order due proof of the insured’s death; and

•
the date we receive sufficient information to determine our liability, the extent of the liability, and the appropriate beneficiary legally entitled to the proceeds; and

•
the date that legal impediments to payment of proceeds that depend on the action of parties other than the Company are resolved and sufficient evidence of the same is provided to us. Legal impediments to payment include, but are not limited to:

a)
the establishment of guardianships and conservatorships;

b)
the appointment and qualification of trustees, executors and administrators; and

c)
the submission of information required to satisfy state and federal reporting requirements.

Payment Options
We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.
If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

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For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draft book to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited. The beneficiary may close the BMA at any time and place the remaining proceeds in another payment option listed below. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the FDIC. We may make a profit on amounts left in the BMA. If the policy has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA.
The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.
Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 1%.
Installments of a Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 1%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for ten years if longer. When one dies (but not before the ten years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the ten years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.
If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.
The minimum amount that can be applied under a payment option is $10,000 per beneficiary. If the periodic payment under any option is less than $100, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.
All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.
Although the death benefit is generally excludible from the income of the beneficiary who receives it, interest on the death benefit is includible in the beneficiary’s income.
Suicide
If the insured commits suicide, while sane or insane, within two years after the issue date of this policy and while the policy is in force, this policy will terminate. In this case, we will only pay an amount equal to the premiums accepted for this policy, less any amounts withdrawn and less any policy debt.

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If the insured commits suicide, while sane or insane, within two years after this policy is reinstated and while the policy is in force, the policy will terminate. In this case, we will only pay an amount equal to any amount paid to reinstate the policy and any premiums accepted thereafter, less any amounts withdrawn and less any policy debt.
If the insured commits suicide, while sane or insane, within two years after the effective date of any increase in the face amount, we will pay an amount equal to the monthly charges for that segment. No additional payments will be made for that face amount increase. However, if a payment as described in either of the two preceding paragraphs is made, there will be no additional payment for the increase.
Error of Age or Gender
If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. Whether or not the face amount is adjusted, monthly charges after the correction will be based on the correct age and gender.
Other Benefits Available Under the Policy
Additional Benefits You Can Get by Rider
You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the rider. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, see the “Premium Limitations” section. If you choose to add a rider, you may cancel it at any time upon written request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.
You may choose all of the riders described; however, the Disability Benefit, Waiver of Monthly Charges and Waiver of Specified Premium Riders may not be used in combination. After you have selected and been issued one of these three riders, you may not terminate the rider and choose one of the other two riders.
Following is a brief description of the riders that can be, subject to state availability, added to the policy. For more information on these riders, please refer to the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.
Accelerated Death Benefit Rider. This rider advances a portion of the policy’s death benefit to the owner when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
There is no monthly cost of insurance charge for this rider. However, if a claim is made under this rider, we will assess a fee that will not exceed $250. This fee is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.
In states where this rider is available, it is included automatically with the policy.
Disability Benefit Rider. This rider provides a disability benefit while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. Under this rider, we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Guaranteed Insurability Rider. This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain option dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Other Insured Rider. This rider provides level term insurance on the life of either the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

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Substitute of Insured Rider. This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. Payment of a charge of no more than $75 is due upon request to exercise this rider. There is no monthly charge for this rider.
Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.
Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Waiver of Specified Premium Rider. Under this rider, we will credit the account value the greater of:
•
the specified monthly premium or

•
the monthly charges due for the policy

while the insured is totally and continuously disabled, as defined in the rider, for four months or longer. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.
Transaction Charges
Premium Expense Charge. We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.
The current premium expense charge we deduct is 6% of any premium paid. The maximum premium expense charge we can deduct is 8% of premium up to and including the premium expense factor, and 7% of premium over the premium expense factor.
For the initial face amount, the premium expense factor is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the premium expense factor is based on the age, gender, and risk classification of the insured on the effective date of the increase.

Example:
Assume that you are a 35 year old male, non-smoker and that your policy has a face amount of $200,000. The premium expense factor for your policy is $9 per $1,000 of face amount or 1,800 (200 x 9).
Now assume that you make a premium payment of  $1000. Your maximum premium expense charge is 8% of your premium payment up to and including the policy’s premium expense factor. Since your premium payment is less than the policy’s premium expense factor of 1,800, your premium expense charge will be $80 (8% x $1000).
If your premium payment had been $2000, it would have exceeded the premium expense factor by $200 ($2000 – 1800). Consequently, your maximum premium expense charge would have been $158:
•
8% of  $1,800 ($144) plus

•
7% of  $200 ($14).

If you have increased the policy face amount, the premium expense factor used for this charge is the total of the premium expense factors for the initial face amount and for all increases.
Surrender Charges. There is a charge if you fully surrender your policy or if you decrease the face amount. We will also take any applicable surrender charges if your policy lapses. (See “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section for more information.) Generally, these charges will apply during:
•
the first nine years of coverage; and

•
the first nine years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

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This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, face amount increases, and the recovery of acquisition costs.
The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the GPA, excluding policy debt, in proportion to the values in each on the effective date of the surrender, or decrease in face amount or lapse.
We calculate surrender charges separately for the initial face amount and for each increase in the face amount. For the initial face amount, the rates are based on the insured’s issue age, gender, risk classification, and coverage year. For each increase in the face amount, the rates are based on the insured’s gender, age, risk classification on the effective date of the increase, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.
The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:
Year	%	Year	%
1	100%	6	73 – 82%
2	94 – 100%	7	60 – 75%
3	88 – 100%	8	40 – 50%
4	82 – 100%	9	20 – 25%
5	77 – 100%	10	0%
The annual percentages may vary for policies issued in New York. For all policies, the surrender charge will not exceed $50.58 per $1,000 of face amount.
Subject to product and state availability, two endorsements to your variable life insurance policy may be available at the time the policy is issued. We may charge a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.
For more information, please contact your registered representative or call our Administrative Office.
Surrender Charges for Decreases in Face Amount. If you decrease your policy’s face amount, we cancel all or a part of your face amount segment(s) and charge a pro-rata surrender charge that will not exceed the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased that remains in force.
After a face amount decrease, we reduce the surrender charge for the remaining segments by the percentage of surrender charge taken for the face amount segment(s) that remains in force. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.
Rider Processing Fee. We will assess a one-time processing fee at the time you exercise either the Accelerated Death Benefit Rider or the Substitute of Insured Rider. The maximum processing fee for the Accelerated Death Benefit Rider is $250 (the fee may vary by state, but will not exceed $250) and $75 for the Substitute of Insured Rider. Payment is due upon request to exercise the Substitute of Insured Rider; however, the fee for the Accelerated Death Benefit Rider is deducted from the accelerated benefit payment and will reduce the amount you receive.
Periodic Charges
Loan Interest Rate Expense Charge. We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The maximum loan interest rate expense charge is 1%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.

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Monthly Charges Against the Account Value
The following charges are deducted from the account value on each monthly charge date up to, but not including, the policy anniversary date on which the insured reaches attained age 121. In some cases, the monthly charges may end sooner as stated below.
The monthly charge date is the date on which monthly charges for the policy are due. The first "monthly charge date" is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.
Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.
Administrative Charge and Face Amount Charge. The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Administrative Charge
The maximum administrative charge is $15 per policy, per month.
Face Amount Charge
The face amount charge is based on a rate per $1,000 of the initial face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:
•
the issue age, gender and risk classification of the insured for the initial face amount; and

•
for each increase, the insured’s age, gender and risk classification at time of the increase;

and it is multiplied by the segment face amount. The face amount charge will not be reduced if the face amount is reduced. The face amount charge is level for the first two coverage years, decreases to a lower charge for the succeeding three years and then is discontinued.
Insurance Charge. The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. Insurance risk is equal to the difference between the death benefit (discounted one month at the guaranteed minimum interest rate for the GPA) and the account value. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.
The maximum or guaranteed insurance charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Tables or, for unisex rates, the 2001 Commissioners Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table. The rates are also based on the risk classification of the person insured by the policy.
We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.
Cost of insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.

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How the Insurance Charge is Calculated
A)
If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.
The insurance risk is the difference between:
•
the amount of benefit available on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and

•
the account value at the beginning of the policy month reduced by any rider charges (other than disability riders) before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:
Step 1:
We calculate the total insurance risk for your policy:

a)
We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and

b)
We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:
We allocate the insurance risk in proportion to the face amount of each segment and each increase that is in force as of your monthly charge date.

Step 3:
We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

B)
If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A:
i)
assuming the minimum death benefit is in effect; and then

ii)
assuming the minimum death benefit is not in effect.

Step 2:
We allocate the insurance risk:

a)
calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and

b)
we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:
We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge
We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk classification, and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.
Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:
•
the amount and timing of premium payments;

•
investment performance;

•
fees and charges assessed;

•
the addition or deletion of certain riders;

•
rider charges;

•
withdrawals;

•
policy loans;

•
changes to the face amount; and

•
changes to the death benefit option.

Additional Mortality Fees
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (substandard risks). Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

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Rider Charges. The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Waiver of Monthly Charges Rider and Waiver of Specified Premium Rider.
The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.01 to $29.79 per $1,000 of rider insurance risk for the Other Insured Rider. This monthly charge will not continue beyond the earlier of the base insured’s attained age 99 and the other insured’s attained age 99.
The current charge for the Waiver of Monthly Charges Rider is $0.00 to $0.28 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of  $0.00 to $0.28 per $1 of monthly deductions. The remainder of the charge is based on a current rate of  $0 to $0.04 per $1 of specified benefit amount. The monthly charges for these riders will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.
The rider charge for the Waiver of Specified Premium Rider is the greater of the charge for monthly deductions or the charge for the specified monthly premium amount. If the rider charge is based on the monthly deductions, the charge is based on a current rate of  $0.00 to $0.28 per $1 of monthly deductions. If the rider charge is based on the specified premium amount, the charge is based on a current rate of  $0.00 to $0.04 per $1 of specified monthly premium amount. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.
The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.
The rates for the Waiver of Monthly Charges Rider, Waiver of Specified Premium Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.
Directed Monthly Deduction Program. You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).
To elect the DMDP, complete our Directed Monthly Deduction Program request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.
If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.
Daily Charges Against the Separate Account
The following charge is deducted daily from the Separate Account.
Asset Charge. The asset charge is determined on your policy’s monthly charge date and is based on your policy’s account value, on that monthly charge date, after the current monthly charges are deducted. The charge is applied, on a daily basis, to your value in the Separate Account only. The maximum annual asset charge is equal to the following percentages of the portion of your policy’s average daily net assets that are invested in the Separate Account:
•
0.90% during years one through ten; and

•
0.40% thereafter.

When your policy is issued, the asset charge is set assuming your policy account value is $100,000, regardless of your policy’s actual account value. The asset charge will remain at this level until the monthly charge date that is on or immediately after the date we receive your first premium payment. On the monthly charge date immediately following your first premium payment, your asset charge will be set according to your policy’s actual account value. On each of the policy’s subsequent monthly charge dates during your first 10 policy years, we will determine the asset charge to be applied to your value in the Separate Account until the next monthly charge date. Even though your variable account value may change from day-to-day, the asset charge applied to your value invested in the Separate Account will only change on a monthly charge date when your account value has increased or decreased to a level that triggers the assessment of a different asset charge as shown in the following table.
Your Value in the Separate Account	Current Charge Policy Years 1 – 10	Maximum Charge Policy Years 1 – 10	Current Charge Policy Years 11+	Maximum Charge Policy Years 11+
$0 – $49,999.99	0.70%	0.90%	0.15%	0.40%
$50,000 – $99,999.99	0.60%	0.90%	0.15%	0.40%
$100,000+	0.50%	0.90%	0.15%	0.40%
The asset charge compensates us for the risks and expenses involved in issuing and administering life insurance protection.

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If the asset charge is not sufficient to cover the risks and expenses involved in issuing and administering the policy, we will bear the loss. If the amount of the charge is more than sufficient to cover those risks and expenses, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.
Fund Expenses
The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. See each fund’s prospectus for more information regarding these expenses.
Special Circumstances
There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:
•
there is a reduction of benefits during the first 15 years after a policy is issued; and

•
there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt.

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Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of  $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).
The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:
1)
amount of outstanding policy debt at or near the maximum loan value;

2)
unfavorable investment results affecting your policy account value;

3)
increasing monthly policy charge rates due to increasing attained age of the insured;

4)
high or increasing amount of insurance risk, depending on death benefit option and changing account value; and

5)
increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.
To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.
If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.
You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.
Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

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In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:
•
made on or after the date the taxpayer attains age 59½; or

•
made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:
a)
the accumulated amount paid under the policy at any time during the first seven contract years exceeds
b)
the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.
We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

46

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
a)
that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

b)
insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

c)
under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
a)
the employer intends to insure the employee’s life;

b)
the maximum face amount for which the employee could be insured at the time the contract was issued; and

c)
the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
1)
At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

2)
The insured was an employee at any time during the 12-month period before his or her death;

3)
The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

4)
The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

47

Tax Shelter Regulations
Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Alternative Minimum Tax
If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
1)
proof of residency (in accordance with IRS requirements); and

2)
the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under

48

final tax regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.
Other Information
Other Policy Rights and Limitations
Right to Assign the Policy.  Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in good order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Your Voting Rights. We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
Understanding Your Product. Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:
•
you have a need for death benefit protection;

•
you understand the risks and benefits of the policy;

•
you can afford to pay the applicable policy charges to keep the policy in force;

•
you understand how the policy charges impact your policy’s account value;

•
you understand your account value will fluctuate when allocated to the Separate Account;

•
you understand that the Company prohibits market timing and frequent transfers;

•
you understand that you generally have no access to your account value in the first year;

•
you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

•
you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

1)
the limitations on account value access; and

2)
the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

49

Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:
•
it is not reasonably practical to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
the SEC declares an emergency exists; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.
Reservation of Company Rights to Change the Separate Account
Separate Account Changes. We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•
create new divisions of the Separate Account;

•
create new segments of the Separate Account for any new variable life insurance products we create in the future;

•
eliminate divisions of the Separate Account;

•
close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;

•
combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;

•
transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;

•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•
de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•
change the name of the Separate Account.

Distribution
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.
MassMutual also contracts with outside firms who act as Wholesale Distributors and who may assist broker-dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to broker-dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as “Services”). Some Wholesale Distributors are also broker-dealers, authorized on their own behalf to sell the policy. MassMutual (through MSD) compensates these Wholesale Distributors for their Services.
Commissions and Allowances Paid to MMLIS and Broker-Dealers. Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

50

Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
We also pay expense allowances in connection with the sales of the policies.
The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.
Wholesale Distributor Compensation. MassMutual, through MSD, pays commissions and allowances to Wholesale Distributors authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a broker-dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation Program). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.
The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.
The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.
Additional Compensation Paid to MMLIS. Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Additional Payments to Wholesalers. In addition to the commissions described above, we may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.
These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers who place business through Wholesalers that receive such payments and may influence the way that a broker-dealer or Wholesaler markets the policy.
Compensation in General. The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

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Computer System Failures and Cybersecurity
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners' computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.
Our Ability to Make Payments Under the Policy
Our Claims Paying Ability. Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
Obligations of Our Separate Account. Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. See “The Separate Account” section.
Obligations of Our General Investment Account. Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.
Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws

52

generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

53

Appendix A
Hypothetical Examples of the Impact of the Minimum Death Benefit
Example I

Assume the following:
•
Death Benefit Option 1

•
Face Amount is $500,000

•
Account Value is $50,000

•
No Policy Debt

•
Insured’s Attained Age is 45

•
Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.
The death benefit will be $500,000 based on the greater of:
•
$500,000 or

•
$50,000 x 2.15 = $107,500

Example II

Assume the following:
•
Death Benefit Option 1

•
Face Amount is $500,000

•
Account Value is $250,000

•
No Policy Debt

•
Insured’s Attained Age is 45

•
Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.
The death benefit will be $537,500 based on the greater of:
•
$500,000 or

•
$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums
Example I ~ Death Benefit Option 1

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

Based on these assumptions,
•
the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,
•
the death benefit still remains at $1,000,000.

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Example II ~ Death Benefit Option 2

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

Based on these assumptions,
•
the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,
•
the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

•
Premiums paid (and not refunded) under the policy to date total $40,000

•
Premiums paid (and not refunded) prior to the insured’s attained age 90

Based on these assumptions,
•
the death benefit is $1,040,000 (Face Amount plus Premiums paid (and not refunded)).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes
Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.
For example, if the policy has a Face Amount of  $500,000 and an account value of  $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.
Example II ~ Change from Option 3 (without interest option) to Option 1*

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.
For example, if a policy has a Face Amount of  $500,000, and premium payments of  $12,000 have been made to date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

55

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.
For example, if the policy has a Face Amount of  $700,000 and an account value of  $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.
Example IV ~ Change from Option 3 to Option 2*

For a change from Option 3 (without interest option) to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid (and not refunded) to date.
For example, if the policy has a Face Amount of  $1,000,000 and an account value of  $70,000 and premiums paid (and not refunded) of  $25,000, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date, or $1,025,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid (and not refunded) to date and then decreased by the account value to $955,000 under Option 2, maintaining a death benefit of  $1,025,000.
A similar type of change would be made for a change from Option 3 (with interest option) to Option 2.
For example, if the policy has a Face Amount of  $1,000,000 and an account value of  $70,000 and premiums paid (and not refunded) of  $25,000, and interest applied to premiums paid (and not refunded) of  $5,000, the death benefit under Option 3 (with interest) is equal to the Face Amount plus the premiums paid (and not refunded) to date plus interest applied to premiums paid (and not refunded) to date, or $1,030,000. If you change from Option 3 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the sum of the premiums paid (and not refunded) to date plus interest applied to premiums paid (and not refunded) to date and then decreased by the account value, to $960,000 under Option 2, maintaining a death benefit of  $1,030,000.
*
All hypothetical examples involving death benefit option 3 are assumed to occur prior to the insured’s attained age 90.

56

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 333-150916
Class (Contract) Identifier: C000066422

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)
MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
May 1, 2019
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2019, for the Variable Universal Life III (VUL III) policy. The VUL III policy and its prospectus may be referred to in this SAI.
For a copy of the VUL III prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.MassMutual.com, or access the Securities and Exchange Commission website at www.sec.gov.
TABLE OF CONTENTS
	SAI	Prospectus
General Information and History	2
Company	2	12
The Separate Account	2	20
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Benefits Available by Rider	2	38
Underwriters	5	50
Commissions	6
Allowances/Overrides	6
Additional Compensation	6
Additional Information	7
Underwriting Procedures	7
Increases in Face Amount	7	35
Performance Data	7
Experts	8
Financial Statements	8
The Registrant	8
The Depositor	8
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Variable Universal Life III
Statement of Additional Information

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.
ADDITIONAL INFORMATION ABOUT THE
OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in Underlying Investment Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.
Annual Reports
Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:
•
the account value at the beginning of the previous policy year;

•
all premiums paid since that time;

•
all additions to and deductions from the account value during the year; and

•
the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.
Benefits Available by Rider
The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.
The terms and conditions of the riders may vary from state to state and are subject to state availability.
Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
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Variable Universal Life III
Statement of Additional Information

An accelerated benefit will be paid when the following requirements are met:
1. we receive the owner’s written request for payment of an accelerated death benefit under the policy;
2. we receive the insured’s written authorization to release medical records to us;
3. we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and
4. we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.
The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:
•
the base policy death benefit over the account value; and

•
the amount payable under any life insurance rider included with the policy, as long as the rider provides level or increasing coverage for at least two years after the acceleration date.

All other riders are excluded from the Eligible Amount.
The owner may accelerate any portion of the Eligible Amount subject to the following limitations:
•
the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:
•
interest at the annual interest rate we have declared for policies in this class; and

•
a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.
Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.
The rider terminates upon any of the following events:
•
on the date an accelerated benefit payment is made;

•
if the base policy terminates;

•
if the base policy matures;

•
the base policy is changed to a different policy on which the rider is not available; or

•
two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy. There is no charge for this rider.
Disability Benefit Rider. This rider provides a disability benefit while the insured is totally and continuously disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally and continuously disabled.
•
On specific monthly charge dates we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•
We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four continuous months and all conditions of the rider have been met.
The benefits under the rider end once the insured is no longer totally disabled, or satisfactory proof of continued disability is not provided to us as required, or the insured refuses or fails to have an examination we require, or for the specified monthly benefit, the day before the insured’s attained age 65, and for the waiver of monthly charges, the day before the insured’s attained age 65 if total disability began when the insured’s attained age was 60 or older.
If total disability began before the insured’s attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.
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Variable Universal Life III
Statement of Additional Information

Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.
Guaranteed Insurability Rider. This rider provides the right to purchase new insurance without evidence of insurability on certain option dates as defined in the rider by either an increase in the face amount of the existing policy or the purchase of a new policy. A written application is required and an initial premium for a new policy or any premium payment needed for a face amount increase to the existing policy must be received at our Administrative Office by the end of the option period.
There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of an insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born (up to a maximum of three).
A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.
The rider option amount is subject to a maximum limit of  $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.
The rider terminates:
•
after the last regular option date as defined in the rider;

•
following election of the last face amount increase that may be elected under the rider;

•
if the policy is changed to another policy under which this rider is not available; or

•
if the policy terminates.

Other Insured Rider. This rider provides level term insurance on the life of either the insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.
While the policy insured is living and prior to the earliest of the rider’s tenth anniversary date or the other insured’s attained age 65, the rider may be fully or partially converted to another life insurance policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.
The rider may be converted upon the death of the base policy insured (but only before the earliest of the rider’s tenth anniversary date or the attained age 65 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.
The rider will terminate on the rider expiration date listed in the rider specifications. This rider will also end if any of the following occurs:
•
expiration of the 90-day conversion period upon death of the policy insured;

•
the end of the grace period for any unpaid premium under the policy;

•
termination of the policy for any other reason;

•
change of the policy to a different policy on which this rider is not available; or

•
conversion of the remaining rider face amount under this rider.

Substitute of Insured Rider. This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range allowed for this policy.
An application and evidence of insurability satisfactory to us is required for the substitute insured.
All monthly charges after the substitution of the insured will be based on the life and risk classification of the substitute insured.
The rider terminates on the day before the policy anniversary date on which the current insured’s attained age becomes 75, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.
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Variable Universal Life III
Statement of Additional Information
4

The rider is included automatically with the policy.
Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.
Waiver of Monthly Charges Rider. Under this rider, we will waive the monthly charges due for the policy while the insured is totally and continuously disabled as defined in the rider.
The benefit will be provided once the insured has been totally disabled for four continuous months and all conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.
Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible. If notice is given more than one year from the monthly charge date on which charges would have first been waived due to the insured’s total disability, we would only provide a benefit for the twelve monthly charge dates that immediately precede the date notice is given to us.
Waiver of Specified Premium Rider. Under this rider we will credit to the account value the greater of the monthly charges or a specified monthly premium amount designated by the policy owner. The policy owner may select the specified monthly premium benefit amount, from zero up to a maximum amount. When the specified premium benefit amount is credited to the account value, it is treated as net premium. In other words, the benefit payment amount is not reduced by the premium expense charge.
These benefits will be provided after the insured has been totally disabled for four continuous months and all the conditions of the rider have been met. The benefits will end when the insured is no longer totally disabled, or satisfactory proof of continued total disability is not given to us as required, or the insured refuses or fails to have an examination we require, or the day before the insured’s attained age becomes 65 if total disability began when the insured’s attained age was 60 or older.
If the disability began before the insured was attained age 60 and continues to attained age 65, the rider benefit after attained age 65 will be the monthly charges for this policy.
Proof of claim must be received at our Administrative Office within one year after the notice of claim was given to us. However, if it was not reasonably possible to give us proof of claim on time, the delay will not reduce the benefit if proof is given as soon as reasonably possible.
UNDERWRITERS
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the prospectus.
Year	MMLIS	MSD
2018	$125,994	$4,585
2017	$86,805	$14,351
2016	$51,347	$18,456
This offering is on a continuous basis.
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Variable Universal Life III
Statement of Additional Information
5

Commissions
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:
First Year Commission	Commission in Years 2 – 10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium
We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.
Year	MMLIS	MSD
2018	$1,639,326	$73,605
2017	$1,209,830	$171,320
2016	$544,754	$347,269
Allowances/Overrides
MassMutual, through MSD, pays expense allowances in connection with the sale of the policies. The maximum allowance percentage we pay to broker-dealers (who are not Wholesalers) is 92% of the first year commission.
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.
The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: 2% of premium paid up to the Target Premium in Policy Years 2 – 10, 0.67% of premium paid over the Target Premium in all Policy Years, and 0.01% of the average monthly account value during the year after the first Policy Year.
Additional Compensation
MassMutual may pay Additional Compensation to Wholesale Distributors for services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections. The payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.
A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor meets established target premium thresholds. The maximum Renewal Bonus Compensation paid to a Wholesale Distributor in subsequent Policy Years is 5% of Target Premium during Policy Year 2, and 9% of Target Premium during Policy Years 3 – 5. Additionally, the Wholesale Distributor may earn a growth bonus of at most $125,000. This bonus factors into its calculation weighted First Year Premium growth, policy persistency, and increases in the sale of whole life policies.
The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life and universal life insurance policies as well as variable life insurance policies.
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Variable Universal Life III
Statement of Additional Information
6

ADDITIONAL INFORMATION
Underwriting Procedures
Before issuing a policy we will require evidence of insurability. This means that:
1. you must complete an application and submit it to our Administrative Office; and
2. we will usually require that the insured have a medical examination.
Acceptance is subject to completion of all underwriting requirements and our underwriting rules.
The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 2001 Commissioners Standard Ordinary Ultimate, Sex-Distinct, Smoker-Distinct, Age Nearest Birthday Mortality Table (2001 CSO). In some states unisex rates may be required; in those situations, the 2001 Commissioners’ Standard Ordinary (80) Ultimate, Smoker-Distinct, Age Nearest Birthday Mortality Table is used.
We may, however, charge less than the maximum monthly insurance charges shown in the policy’s specifications pages. In this case, the monthly insurance charges will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.
Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 2001 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
There are five non-rated classifications: ultra preferred non-tobacco, select preferred non-tobacco, non-tobacco, select preferred tobacco, and tobacco.
Increases in Face Amount
A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.
It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.
If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first nine years of the segment’s coverage.
Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the premium expense factor for each segment. If the net surrender value is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the net surrender value to such an amount.
PERFORMANCE DATA
From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.
The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Asset Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would significantly reduce the returns.
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Variable Universal Life III
Statement of Additional Information
7

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Asset Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for VUL III on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday — Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2018 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 23, 2019, except for Note 18, as to which the date is March 19, 2019, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2018
Statements of Operations and Changes in Net Assets for the years ended December 31, 2018 and 2017
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2018 and 2017
Statutory Statements of Operations for the years ended December 31, 2018, 2017 and 2016
Statutory Statements of Changes in Surplus for the years ended December 31, 2018, 2017 and 2016
Statutory Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016
Notes to Statutory Financial Statements
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Variable Universal Life III
Statement of Additional Information
8

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2018, the related statements of operations and changes in net assets for each of the years or periods (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended (collectively, the “financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2018, the results of its operations and the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Hartford, Connecticut

March 19, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Appendix A

Massachusetts Mutual Variable Life Separate Account I is comprised of the following divisions and the activities of each division have been included within the accompanying statements of assets and liabilities as of December 31, 2018 and the related statements of operations and changes in net assets for each of the years or periods (as described below)  in the two-year period then ended.

Divisions	Divisions

American Century VP Income & Growth Division	MML Equity Division
American Century VP International Division	MML Equity Income Division
American Century VP Value Division	MML Equity Index Division (Class II)
American Funds® Asset Allocation Division	MML Focused Equity Division **
American Funds® Growth-Income Division	MML Foreign Division
DWS Small Cap Index Division *	MML Fundamental Growth Division **
Fidelity® VIP Contrafund® Division (Initial Class)	MML Fundamental Value Division **
Fidelity® VIP Contrafund® Division (Service Class)	MML Global Division (Class II)
Fidelity® VIP Growth Division	MML Growth Division **
Franklin Small Cap Value VIP Division	MML Growth & Income Division
Goldman Sachs Core Fixed Income Division ***	MML Growth Allocation Division
Goldman Sachs International Equity Insights Division *	MML High Yield Division **
Goldman Sachs Large Cap Value Division	MML Income & Growth Division
Goldman Sachs Mid Cap Value Division	MML Inflation-Protected and Income Division
Goldman Sachs Strategic Growth Division	MML International Division **
Goldman Sachs U.S. Equity Insights Division	MML International Equity Division **
Invesco V.I. Diversified Dividend Division	MML Large Cap Growth Division
Invesco V.I. Health Care Division *	MML Managed Bond Division
Invesco V.I. Technology Division	MML Managed Volatility Division
Ivy VIP Asset Strategy Division *, **	MML Mid Cap Growth Division
Janus Henderson Balanced Division (Institutional Class)	MML Mid Cap Value Division
Janus Henderson Balanced Division (Service Class)	MML Moderate Allocation Division
Janus Henderson Forty Division (Institutional Class)	MML Short-Duration Bond Division **
Janus Henderson Forty Division (Service Class)	MML Small Cap Equity Division
Janus Henderson Global Research Division	MML Small Cap Growth Equity Division
(Institutional Class)	MML Small Company Value Division **
Janus Henderson Global Research Division (Service Class)	MML Small/Mid Cap Value Division
MFS® Growth Division	MML Strategic Emerging Markets Division
MFS® Investors Trust Division	MML Total Return Bond Division **
MFS® New Discovery Division	MML U.S. Government Money Market Division
MFS® Research Division	Oppenheimer Capital Appreciation Division
MML Aggressive Allocation Division	Oppenheimer Conservative Balanced Division
MML Balanced Allocation Division	Oppenheimer Discovery Mid Cap Growth Division
MML Blend Division	Oppenheimer Global Division
MML Blue Chip Growth Division	Oppenheimer Global Multi-Alternatives Division
MML Conservative Allocation Division	Oppenheimer Global Strategic Income Division
MML Core Allocation Division **	Oppenheimer Government Money Division
MML Dynamic Bond Division **	Oppenheimer International Growth Division

Divisions	Divisions

Oppenheimer Main Street Division	T. Rowe Price Blue Chip Growth Division
Oppenheimer Main Street Small Cap Division	T. Rowe Price Equity Income Division
Oppenheimer Total Return Bond Division *	T. Rowe Price Mid-Cap Growth Division
PIMCO CommodityRealReturn® Strategy Division	T. Rowe Price New America Growth Division
PIMCO Global Bond Opportunities Division *, ***	Templeton Foreign VIP Division
T. Rowe Limited-Term Bond Division	VY® Clarion Global Real Estate Division

*See Note 2 to the financial statements for the former name of the division.

**Activity for this division commenced on October 18, 2017.

***This division became available to the Separate Account as an investment option on June 26, 2017.  This division did not have any investment or unit activity in 2017.  Activity for this division commenced on July 25, 2018.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American	American		American
	Century	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
ASSETS
Investments
Number of shares	2,865,153	16,894	1,206,214	943,678	739,439	540,672	1,891,649	177,580
Identified cost	$25,836,766	$161,149	$10,411,899	$19,790,168	$32,705,212	$8,731,689	$61,017,973	$5,590,225
Value	$25,843,682	$161,168	$12,074,205	$19,892,742	$33,200,805	$8,093,861	$60,778,686	$5,677,218
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	1	—	3	3	—	8	4
Total assets	25,843,682	161,169	12,074,205	19,892,745	33,200,808	8,093,861	60,778,694	5,677,222
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	30	—	25	—	—	35	—	—
NET ASSETS	$25,843,652	$161,169	$12,074,180	$19,892,745	$33,200,808	$8,093,826	$60,778,694	$5,677,222
Outstanding units
Policy owners	10,525,082	140,901	4,109,602	7,165,384	10,152,959	2,825,354	18,313,134	1,871,054
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	2.10	—	3.66	—	—	—	—	—
Variable Life Select	2.23	—	—	—	—	—	3.25	—
Strategic Group Variable Universal Life®	2.24	—	2.84	—	—	—	—	3.09
Survivorship Variable Universal Life	2.74	—	3.20	3.02	3.62	3.10	4.21	—
Variable Universal Life	2.40	—	3.05	2.88	3.45	2.83	3.48	—
Strategic Variable Life® Plus	1.99	1.14	3.46	—	—	—	—	3.27
Survivorship Variable Universal Life II	2.18	—	3.20	3.02	3.62	2.99	3.05	—
Variable Universal Life II
Tier 1	2.24	—	2.96	2.79	3.35	2.89	3.27	—
Tier 2	2.74	—	2.76	2.72	3.05	2.84	3.39	—
VUL GuardSM
Tier 1	3.06	—	3.08	2.90	3.48	3.66	3.89	—
Tier 2	2.54	—	2.56	2.53	2.83	2.63	3.15	—
Tier 3	2.44	—	2.46	2.43	2.72	2.54	3.03	—
Tier 4	2.48	—	2.50	2.47	2.77	2.57	3.08	—
Tier 5	2.63	—	2.66	2.62	2.94	2.74	3.27	—
Survivorship VUL GuardSM
Tier 1	2.30	—	2.25	2.34	2.62	2.53	2.93	—
Tier 2	2.33	—	2.29	2.37	2.66	2.57	2.97	—
Tier 3	2.37	—	2.32	2.41	2.70	2.60	3.02	—
Variable Universal Life III
Tier 1	—	—	—	—	—	—	2.89	—
Tier 2	—	—	—	—	—	—	2.92	—
Tier 3	—	—	—	—	—	—	2.95	—
Tier 4	—	—	—	—	—	—	3.06	—
Strategic Group Variable Universal Life® II	—	—	—	—	—	—	—	1.21
MassMutual ElectrumSM	—	0.96	—	—	—	—	1.02	—

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

		Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs	Sachs	Sachs
	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity
	Growth	VIP	Income	Insights	Value	Value	Growth	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	2,431	866,772	35,306	19,452	1,412	107,761	722,664	7,478
Identified cost	$123,282	$15,773,836	$360,099	$176,836	$14,380	$1,739,878	$9,762,762	$97,474
Value	$152,771	$12,654,864	$360,476	$137,720	$10,833	$1,389,037	$7,067,648	$112,397
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	1	—	1	—	—
Total assets	152,771	12,654,864	360,476	137,721	10,833	1,389,038	7,067,648	112,397
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	18	—	—	7	—	46	8
NET ASSETS	$152,771	$12,654,846	$360,476	$137,721	$10,826	$1,389,038	$7,067,602	$112,389
Outstanding units
Policy owners	89,089	3,541,006	360,796	99,359	4,945	275,848	2,829,797	46,830
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	—	2.28	5.33	2.91	2.86
Variable Life Select	—	—	—	—	—	—	—	—
Strategic Group Variable Universal Life®	—	—	—	—	—	—	—	—
Survivorship Variable Universal Life	—	3.97	—	—	—	—	2.51	—
Variable Universal Life	—	3.79	—	—	—	—	2.02	—
Strategic Variable Life® Plus	1.71	—	—	1.39	2.09	4.97	2.42	2.38
Survivorship Variable Universal Life II	—	3.97	—	—	—	—	2.14	—
Variable Universal Life II
Tier 1	—	3.67	—	—	—	—	2.24	—
Tier 2	—	3.21	—	—	—	—	3.10	—
VUL GuardSM
Tier 1	—	3.82	—	—	—	—	3.34	—
Tier 2	—	2.97	—	—	—	—	2.87	—
Tier 3	—	2.86	—	—	—	—	2.77	—
Tier 4	—	2.91	—	—	—	—	2.81	—
Tier 5	—	3.09	—	—	—	—	2.99	—
Survivorship VUL GuardSM
Tier 1	—	2.60	—	—	—	—	2.72	—
Tier 2	—	2.64	—	—	—	—	2.76	—
Tier 3	—	2.68	—	—	—	—	2.80	—
Variable Universal Life III
Tier 1	—	—	—	—	—	—	—	—
Tier 2	—	—	—	—	—	—	—	—
Tier 3	—	—	—	—	—	—	—	—
Tier 4	—	—	—	—	—	—	—	—
Strategic Group Variable Universal Life® II	—	—	—	—	—	—	—	—
MassMutual ElectrumSM	1.13	0.95	1.00	0.92	—	0.95	—	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	Invesco V.I.			Ivy	Janus	Janus	Janus	Janus
	Diversified	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson
	Dividend	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty
	Division	Division	Division	Division	Division	Division	Division	Division
					(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	78,590	131,012	168,312	5,303	4,715	136,921	525,822	6,082
Identified cost	$1,939,648	$3,635,902	$3,528,734	$48,253	$132,260	$4,440,164	$18,960,574	$212,064
Value	$1,862,577	$3,066,996	$3,689,389	$43,974	$159,123	$4,873,022	$18,508,924	$201,613
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	—	—	—	—	—
Total assets	1,862,577	3,066,996	3,689,389	43,974	159,123	4,873,022	18,508,924	201,613
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	19	31	34	—	—	20	—	34
NET ASSETS	$1,862,558	$3,066,965	$3,689,355	$43,974	$159,123	$4,873,002	$18,508,924	$201,579
Outstanding units
Policy owners	1,360,598	981,671	1,895,917	41,621	59,358	1,647,762	5,243,064	49,907
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	—	—	—	2.60	—
Variable Life Select	—	—	—	—	—	—	—	—
Strategic Group Variable Universal Life®	—	—	—	—	—	—	—	—
Survivorship Variable Universal Life	1.42	3.41	1.67	—	—	3.18	—	—
Variable Universal Life	1.36	3.25	1.59	—	—	3.03	2.51	—
Strategic Variable Life® Plus	—	—	—	—	2.68	—	2.46	—
Survivorship Variable Universal Life II	1.42	3.41	1.67	—	—	3.18	2.65	—
Variable Universal Life II
Tier 1	1.32	3.15	1.36	—	—	2.94	3.29	—
Tier 2	1.21	3.14	2.72	—	—	2.99	4.54	—
VUL GuardSM
Tier 1	1.37	3.28	3.48	—	—	3.06	—	4.61
Tier 2	1.12	2.92	2.52	—	—	2.78	—	4.05
Tier 3	1.08	2.81	2.43	—	—	2.67	—	3.90
Tier 4	1.10	2.85	2.46	—	—	2.71	—	3.96
Tier 5	1.17	3.03	2.62	—	—	2.88	—	4.21
Survivorship VUL GuardSM
Tier 1	1.05	2.68	2.85	—	—	2.64	—	3.70
Tier 2	1.07	2.72	2.89	—	—	2.68	—	3.75
Tier 3	1.08	2.76	2.93	—	—	2.72	—	3.80
Variable Universal Life III
Tier 1	2.11	2.70	3.37	—	—	—	—	—
Tier 2	2.13	2.73	3.40	—	—	—	—	—
Tier 3	2.15	2.76	3.44	—	—	—	—	—
Tier 4	2.23	2.86	3.56	—	—	—	—	—
Strategic Group Variable Universal Life® II	—	—	—	1.06	—	—	—	—
MassMutual ElectrumSM	0.96	—	—	1.03	—	—	—	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	Janus	Janus		MFS®	MFS®		MML	MML
	Henderson	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced
	Global Research	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
	(Institutional)	(Service)
ASSETS
Investments
Number of shares	177,959	4,699	46,191	26,734	274,270	33,935	257,104	175,261
Identified cost	$6,974,816	$210,045	$1,954,704	$750,243	$4,928,309	$897,289	$2,631,317	$1,751,249
Value	$8,387,223	$216,881	$2,171,457	$723,149	$4,788,752	$845,993	$2,365,355	$1,598,376
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	12	—	1	—	—	1	—	—
Total assets	8,387,235	216,881	2,171,458	723,149	4,788,752	845,994	2,365,355	1,598,376
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	37	—	3	40	—	6	5
NET ASSETS	$8,387,235	$216,844	$2,171,458	$723,146	$4,788,712	$845,994	$2,365,349	$1,598,371
Outstanding units
Policy owners	5,478,036	102,872	730,280	228,598	1,245,551	331,042	1,049,013	974,355
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	1.15	—	3.46	—	5.11	2.93	—	—
Variable Life Select	—	—	—	—	—	—	—	—
Strategic Group Variable Universal Life®	—	—	2.75	—	4.02	2.39	1.57	1.38
Survivorship Variable Universal Life	—	—	—	3.46	4.15	—	—	—
Variable Universal Life	1.12	—	—	3.30	3.96	—	—	—
Strategic Variable Life® Plus	1.09	—	2.88	—	4.42	2.53	—	—
Survivorship Variable Universal Life II	1.18	—	—	3.46	4.15	—	—	—
Variable Universal Life II
Tier 1	1.46	—	—	3.20	3.84	—	—	—
Tier 2	2.19	—	—	3.11	3.21	—	—	—
VUL GuardSM
Tier 1	—	2.39	—	3.33	3.99	—	—	—
Tier 2	—	1.96	—	2.89	2.97	—	—	—
Tier 3	—	1.88	—	2.78	2.86	—	—	—
Tier 4	—	1.91	—	2.82	2.91	—	—	—
Tier 5	—	2.03	—	3.00	3.09	—	—	—
Survivorship VUL GuardSM
Tier 1	—	1.95	—	2.72	3.37	—	—	—
Tier 2	—	1.98	—	2.76	3.42	—	—	—
Tier 3	—	2.01	—	2.80	3.46	—	—	—
Variable Universal Life III
Tier 1	—	—	—	—	—	—	2.50	2.01
Tier 2	—	—	—	—	—	—	2.53	2.03
Tier 3	—	—	—	—	—	—	2.56	2.05
Tier 4	—	—	—	—	—	—	2.65	2.12
Strategic Group Variable Universal Life® II	—	—	—	—	—	—	1.16	1.11
MassMutual ElectrumSM	—	—	1.15	—	—	—	1.00	1.00

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

		MML	MML	MML	MML		MML	MML
	MML	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity
	Blend	Growth	Allocation	Allocation	Bond	Equity	Income	Index
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
ASSETS
Investments
Number of shares	1,333,068	647,445	130,155	8,838	777	3,062,705	71,428	2,535,069
Identified cost	$27,391,847	$10,488,136	$1,330,571	$108,077	$7,747	$74,816,696	$856,211	$59,927,500
Value	$27,125,202	$9,452,692	$1,201,328	$97,045	$7,464	$74,001,112	$717,141	$71,235,451
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	1	—	—	—	—
Total assets	27,125,202	9,452,692	1,201,328	97,046	7,464	74,001,112	717,141	71,235,451
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	17	28	11	—	—	11	4	27
NET ASSETS	$27,125,185	$9,452,664	$1,201,317	$97,046	$7,464	$74,001,101	$717,137	$71,235,424
Outstanding units
Policy owners	7,733,618	3,772,586	865,508	82,568	6,838	22,663,822	305,104	26,762,994
UNIT VALUE
Variable Life Plus	$8.60	$—	$—	$—	$—	$8.65	$—	$2.14
Large Case Variable Life Plus	7.12	—	—	—	—	7.04	—	5.07
Strategic Variable Life®	4.18	1.66	—	—	—	3.94	—	4.15
Variable Life Select	3.93	—	—	—	—	3.68	—	2.30
Strategic Group Variable Universal Life®	—	2.12	1.34	—	—	1.68	—	3.14
Survivorship Variable Universal Life	2.64	2.42	—	—	—	2.12	—	2.91
Variable Universal Life	2.41	1.70	—	—	—	1.95	—	2.50
Strategic Variable Life® Plus	2.37	1.57	—	—	—	1.91	—	2.38
Survivorship Variable Universal Life II	2.53	1.80	—	—	—	2.12	—	2.23
Variable Universal Life II
Tier 1	2.40	2.12	—	—	—	1.90	—	2.36
Tier 2	2.70	3.16	—	—	—	2.48	—	3.03
VUL GuardSM
Tier 1	2.84	3.41	—	—	—	2.77	—	3.35
Tier 2	2.50	2.93	—	—	—	2.30	—	2.81
Tier 3	2.41	2.82	—	—	—	2.22	—	2.71
Tier 4	2.45	2.86	—	—	—	2.25	—	2.75
Tier 5	2.60	3.04	—	—	—	2.39	—	2.92
Survivorship VUL GuardSM
Tier 1	2.34	2.89	—	—	—	2.08	—	2.61
Tier 2	2.38	2.93	—	—	—	2.12	—	2.65
Tier 3	2.41	2.98	—	—	—	2.15	—	2.69
Variable Universal Life III
Tier 1	—	4.12	1.90	—	—	2.44	2.39	2.93
Tier 2	—	4.16	1.92	—	—	2.47	2.41	2.96
Tier 3	—	4.20	1.94	—	—	2.49	2.43	2.99
Tier 4	—	4.36	2.01	—	—	2.58	2.52	3.10
Strategic Group Variable Universal Life® II	1.19	1.40	1.11	1.18	1.09	1.14	1.22	—
MassMutual ElectrumSM	1.04	1.17	1.00	1.02	1.01	0.98	1.00	—

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Growth	Value	Global	Growth	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Class II)
ASSETS
Investments
Number of shares	4,169	21,549	6,094	9,019	25,719	3,613	40,291	393,247
Identified cost	$34,577	$218,836	$73,239	$132,667	$322,329	$50,416	$662,815	$3,705,723
Value	$22,222	$199,328	$57,100	$111,650	$269,530	$45,923	$658,756	$3,283,614
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	—	—	—	—	—
Total assets	22,222	199,328	57,100	111,650	269,530	45,923	658,756	3,283,614
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	11	—	—	16	—	15	8
NET ASSETS	$22,222	$199,317	$57,100	$111,650	$269,514	$45,923	$658,741	$3,283,606
Outstanding units
Policy owners	15,941	132,279	43,285	98,094	119,202	33,642	262,594	1,442,591
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	—	—	—	—	—
Variable Life Select	—	—	—	—	—	—	—	—
Strategic Group Variable Universal Life®	—	—	—	—	—	—	—	1.50
Survivorship Variable Universal Life	—	—	—	—	—	—	—	—
Variable Universal Life	—	—	—	—	—	—	—	—
Strategic Variable Life® Plus	—	—	—	—	—	—	—	—
Survivorship Variable Universal Life II	—	—	—	—	—	—	—	—
Variable Universal Life II
Tier 1	—	—	—	—	—	—	—	—
Tier 2	—	—	—	—	—	—	—	—
VUL GuardSM
Tier 1	—	—	—	—	—	—	—	—
Tier 2	—	—	—	—	—	—	—	—
Tier 3	—	—	—	—	—	—	—	—
Tier 4	—	—	—	—	—	—	—	—
Tier 5	—	—	—	—	—	—	—	—
Survivorship VUL GuardSM
Tier 1	—	—	—	—	—	—	—	—
Tier 2	—	—	—	—	—	—	—	—
Tier 3	—	—	—	—	—	—	—	—
Variable Universal Life III
Tier 1	—	1.52	—	—	2.55	—	2.74	2.31
Tier 2	—	1.53	—	—	2.57	—	2.77	2.33
Tier 3	—	1.55	—	—	2.60	—	2.80	2.35
Tier 4	—	1.61	—	—	2.69	—	2.90	2.44
Strategic Group Variable Universal Life® II	1.39	1.01	1.32	1.14	1.18	1.37	1.26	1.14
MassMutual ElectrumSM	1.11	0.91	1.14	0.98	—	1.11	1.05	1.00

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

			MML
	MML	MML	Inflation-		MML	MML	MML	MML
	High	Income	Protected	MML	International	Large Cap	Managed	Managed
	Yield	& Growth	and Income	International	Equity	Growth	Bond	Volatility
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	8,857	39,714	477,868	2,327	2,400	6,689	2,970,185	751,324
Identified cost	$90,132	$440,221	$4,908,042	$24,755	$28,244	$69,647	$37,127,833	$9,182,734
Value	$80,331	$337,168	$4,644,880	$21,104	$21,382	$64,754	$35,447,664	$8,939,688
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	1	1	—	—	—	—	3	—
Total assets	80,332	337,169	4,644,880	21,104	21,382	64,754	35,447,667	8,939,688
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	69	—	—	—	—	55
NET ASSETS	$80,332	$337,169	$4,644,811	$21,104	$21,382	$64,754	$35,447,667	$8,939,633
Outstanding units
Policy owners	68,322	170,252	2,982,893	18,583	20,737	50,284	14,954,044	4,924,228
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$5.34	$—
Large Case Variable Life Plus	—	—	—	—	—	—	4.68	—
Strategic Variable Life®	—	—	—	—	—	—	2.98	—
Variable Life Select	—	—	—	—	—	—	2.85	—
Strategic Group Variable Universal Life®	—	—	—	—	—	—	2.13	—
Survivorship Variable Universal Life	—	—	1.69	—	—	—	2.42	1.91
Variable Universal Life	—	—	1.61	—	—	—	2.21	1.81
Strategic Variable Life® Plus	—	—	—	—	—	—	2.20	1.60
Survivorship Variable Universal Life II	—	—	1.69	—	—	—	2.34	1.91
Variable Universal Life II
Tier 1	—	—	1.56	—	—	—	1.91	1.71
Tier 2	—	—	1.57	—	—	—	1.79	1.98
VUL GuardSM
Tier 1	—	—	1.55	—	—	—	1.73	2.24
Tier 2	—	—	1.45	—	—	—	1.66	1.84
Tier 3	—	—	1.40	—	—	—	1.60	1.77
Tier 4	—	—	1.42	—	—	—	1.62	1.79
Tier 5	—	—	1.51	—	—	—	1.72	1.91
Survivorship VUL GuardSM
Tier 1	—	—	1.37	—	—	—	1.56	1.67
Tier 2	—	—	1.39	—	—	—	1.58	1.69
Tier 3	—	—	1.41	—	—	—	1.61	1.72
Variable Universal Life III
Tier 1	—	2.29	1.42	—	—	—	1.46	1.85
Tier 2	—	2.31	1.44	—	—	—	1.48	1.87
Tier 3	—	2.33	1.45	—	—	—	1.49	1.89
Tier 4	—	2.42	1.50	—	—	—	1.55	1.96
Strategic Group Variable Universal Life® II	1.18	1.20	1.07	1.14	1.03	1.29	1.07	1.08
MassMutual ElectrumSM	0.98	0.98	1.00	0.97	0.86	1.11	1.01	0.99

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	MML	MML	MML	MML	MML	MML	MML	MML
	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap
	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	80,194	72,008	110,462	141	2,433,247	933,297	1,167	41,798
Identified cost	$1,289,398	$822,603	$1,193,065	$1,375	$22,874,473	$13,333,805	$19,278	$544,363
Value	$1,117,904	$673,272	$1,072,585	$1,349	$19,872,970	$11,961,826	$16,177	$443,897
Dividends receivable	—	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	—	—	—	—	—
Total assets	1,117,904	673,272	1,072,585	1,349	19,872,970	11,961,826	16,177	443,897
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	12	12	8	—	17	33	—	3
NET ASSETS	$1,117,892	$673,260	$1,072,577	$1,349	$19,872,953	$11,961,793	$16,177	$443,894
Outstanding units
Policy owners	365,457	262,044	586,895	1,266	6,800,449	4,059,323	13,302	162,818
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	—	—	2.39	—	—
Variable Life Select	—	—	—	—	3.36	—	—	—
Strategic Group Variable Universal Life®	—	—	1.43	—	3.37	—	—	—
Survivorship Variable Universal Life	—	—	—	—	3.07	3.27	—	—
Variable Universal Life	—	—	—	—	3.57	2.47	—	—
Strategic Variable Life® Plus	—	—	—	—	3.74	2.26	—	—
Survivorship Variable Universal Life II	—	—	—	—	3.39	2.61	—	—
Variable Universal Life II
Tier 1	—	—	—	—	2.87	2.98	—	—
Tier 2	—	—	—	—	2.72	3.29	—	—
VUL GuardSM
Tier 1	—	—	—	—	3.22	4.21	—	—
Tier 2	—	—	—	—	2.52	3.05	—	—
Tier 3	—	—	—	—	2.43	2.94	—	—
Tier 4	—	—	—	—	2.47	2.98	—	—
Tier 5	—	—	—	—	2.62	3.17	—	—
Survivorship VUL GuardSM
Tier 1	—	—	—	—	2.48	3.10	—	—
Tier 2	—	—	—	—	2.51	3.15	—	—
Tier 3	—	—	—	—	2.55	3.19	—	—
Variable Universal Life III
Tier 1	3.98	2.96	2.13	—	3.05	3.17	—	3.02
Tier 2	4.02	2.99	2.15	—	3.08	3.20	—	3.05
Tier 3	4.06	3.02	2.17	—	3.11	3.24	—	3.08
Tier 4	4.21	3.13	2.25	—	3.22	3.35	—	3.19
Strategic Group Variable Universal Life® II	1.29	1.16	1.13	1.07	1.18	1.27	1.22	1.15
MassMutual ElectrumSM	1.07	0.93	1.00	1.02	0.96	1.06	0.94	0.94

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	MML					Oppenheimer		Oppenheimer
	Strategic	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global
	Emerging	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-
	Markets	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

ASSETS
Investments
Number of shares	11,918	5,238	15,760,924	1,201,028	116,819	683,627	2,161,129	7,218
Identified cost	$116,718	$53,831	$15,759,531	$60,063,656	$1,639,524	$45,637,220	$78,075,420	$70,961
Value	$120,610	$53,217	$15,760,923	$58,249,841	$1,685,702	$46,930,980	$82,122,899	$68,494
Dividends receivable	—	—	1	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	1	—	1	—	—	—	—	—
Total assets	120,611	53,217	15,760,925	58,249,841	1,685,702	46,930,980	82,122,899	68,494
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	—	—	—	41	17	10	14	—
NET ASSETS	$120,611	$53,217	$15,760,925	$58,249,800	$1,685,685	$46,930,970	$82,122,885	$68,494
Outstanding units
Policy owners	153,242	50,300	13,523,938	22,024,354	878,876	16,893,481	22,312,600	69,086
UNIT VALUE
Variable Life Plus	$—	$—	$2.15	$—	$—	$—	$2.55	$—
Large Case Variable Life Plus	—	—	1.88	—	—	4.89	6.85	—
Strategic Variable Life®	—	—	1.54	5.99	3.06	4.76	7.43	—
Variable Life Select	—	—	1.45	5.54	—	4.38	6.82	—
Strategic Group Variable Universal Life®	0.78	—	—	2.98	1.92	2.54	4.55	—
Survivorship Variable Universal Life	—	—	1.35	2.91	—	2.62	4.64	—
Variable Universal Life	—	—	1.23	2.49	—	2.52	4.28	—
Strategic Variable Life® Plus	—	—	—	2.40	1.85	2.31	4.12	—
Survivorship Variable Universal Life II	—	—	1.24	1.77	—	1.32	2.65	—
Variable Universal Life II
Tier 1	—	—	1.07	1.80	—	2.01	2.71	—
Tier 2	—	—	1.14	2.48	—	2.72	3.09	—
VUL GuardSM
Tier 1	—	—	1.09	2.81	—	3.18	3.90	—
Tier 2	—	—	1.05	2.30	—	2.52	2.86	—
Tier 3	—	—	1.01	2.22	—	2.43	2.75	—
Tier 4	—	—	1.03	2.25	—	2.46	2.80	—
Tier 5	—	—	1.09	2.39	—	2.62	2.97	—
Survivorship VUL GuardSM
Tier 1	—	—	1.03	2.21	—	2.44	2.66	—
Tier 2	—	—	1.05	2.24	—	2.48	2.70	—
Tier 3	—	—	1.06	2.27	—	2.51	2.74	—
Variable Universal Life III
Tier 1	—	—	0.95	2.71	—	3.11	2.66	—
Tier 2	—	—	0.96	2.74	—	3.15	2.69	—
Tier 3	—	—	0.97	2.77	—	3.18	2.72	—
Tier 4	—	—	1.01	2.87	—	3.29	2.82	—
Strategic Group Variable Universal Life® II	1.20	1.06	1.02	—	—	1.23	1.15	0.99
MassMutual ElectrumSM	0.99	1.01	1.02	—	—	1.05	1.00	0.96

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

	Oppenheimer						PIMCO
	Global	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO
	Strategic	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond
	Income	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	4,615,561	3,970,401	10,025,961	935,971	119,094	1,661,383	38,189	15,902
Identified cost	$23,660,131	$3,970,401	$22,240,031	$26,416,862	$2,884,276	$12,860,133	$270,682	$189,022
Value	$21,508,516	$3,970,401	$20,352,701	$25,093,395	$2,424,755	$12,443,761	$232,570	$174,289
Dividends receivable	—	3,151	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	5	—	—	—	—	—	—
Total assets	21,508,516	3,973,557	20,352,701	25,093,395	2,424,755	12,443,761	232,570	174,289
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	37	—	25	32	3	13	8	4
NET ASSETS	$21,508,479	$3,973,557	$20,352,676	$25,093,363	$2,424,752	$12,443,748	$232,562	$174,285
Outstanding units
Policy owners	10,037,874	3,098,493	9,613,888	10,184,573	539,359	9,396,432	310,982	176,432
UNIT VALUE
Variable Life Plus	$—	$—	$—	$—	$—	$—	$—	$—
Large Case Variable Life Plus	0.77	—	—	—	—	—	—	—
Strategic Variable Life®	3.36	1.58	2.70	5.96	4.83	1.93	—	—
Variable Life Select	3.16	—	—	—	—	—	—	—
Strategic Group Variable Universal Life®	2.39	1.29	2.67	2.52	4.47	1.50	—	—
Survivorship Variable Universal Life	2.55	—	2.14	2.53	—	1.39	—	—
Variable Universal Life	2.42	—	2.03	2.04	—	1.47	—	—
Strategic Variable Life® Plus	2.38	1.25	2.43	2.38	4.56	1.43	—	—
Survivorship Variable Universal Life II	2.49	—	2.14	2.16	—	1.55	—	—
Variable Universal Life II
Tier 1	2.20	—	1.86	2.25	—	1.29	—	—
Tier 2	1.91	—	2.54	2.75	—	1.21	—	—
VUL GuardSM
Tier 1	1.95	—	3.51	3.06	—	1.17	—	—
Tier 2	1.77	—	2.36	2.55	—	1.12	—	—
Tier 3	1.70	—	2.27	2.46	—	1.08	—	—
Tier 4	1.73	—	2.31	2.50	—	1.09	—	—
Tier 5	1.84	—	2.45	2.65	—	1.16	—	—
Survivorship VUL GuardSM
Tier 1	1.65	—	2.27	2.40	—	1.04	—	—
Tier 2	1.68	—	2.30	2.43	—	1.06	—	—
Tier 3	1.70	—	2.33	2.47	—	1.08	—	—
Variable Universal Life III
Tier 1	1.59	—	2.05	2.80	—	—	0.74	—
Tier 2	1.61	—	2.07	2.83	—	—	0.75	—
Tier 3	1.62	—	2.09	2.86	—	—	0.76	—
Tier 4	1.68	—	2.17	2.96	—	—	0.79	—
Strategic Group Variable Universal Life® II	1.06	—	0.99	1.19	—	—	—	—
MassMutual ElectrumSM	0.99	1.01	1.02	—	—	1.05	1.00	0.96

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2018

							VY®
	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global
	Growth	Equity Income	Bond	Growth	Growth	VIP	Real Estate
	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	485,760	650,177	313	2,138,114	109,005	781,169	31,315
Identified cost	$11,528,881	$17,486,237	$1,553	$56,896,516	$2,807,971	$11,127,727	$370,015
Value	$14,956,540	$15,188,123	$1,498	$50,673,313	$2,800,338	$9,952,089	$336,953
Dividends receivable	—	—	—	—	—	—	—
Receivable to Massachusetts Mutual Life Insurance Company	—	—	—	—	—	—	—
Total assets	14,956,540	15,188,123	1,498	50,673,313	2,800,338	9,952,089	336,953
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	23	1	1	7	9	53	1
NET ASSETS	$14,956,517	$15,188,122	$1,497	$50,673,306	$2,800,329	$9,952,036	$336,952
Outstanding units
Policy owners	3,628,656	5,493,478	919	10,060,534	962,993	5,959,755	174,554
UNIT VALUE
Variable Life Plus	$—	$—	$—	$4.39	$—	$—	$—
Large Case Variable Life Plus	—	—	—	—	—	—	—
Strategic Variable Life®	—	—	—	6.82	3.57	—	—
Variable Life Select	—	—	—	5.46	—	—	—
Strategic Group Variable Universal Life®	—	—	—	5.46	2.80	—	—
Survivorship Variable Universal Life	4.52	3.02	—	6.60	—	1.75	—
Variable Universal Life	4.31	2.88	—	6.00	—	1.56	—
Strategic Variable Life® Plus	—	—	1.63	5.93	3.01	—	—
Survivorship Variable Universal Life II	4.52	3.02	—	4.79	—	1.65	—
Variable Universal Life II
Tier 1	4.18	2.79	—	4.38	—	1.55	—
Tier 2	3.98	2.65	—	4.61	—	1.91	—
VUL GuardSM
Tier 1	4.35	2.91	—	5.56	—	2.27	—
Tier 2	3.69	2.46	—	4.28	—	1.77	—
Tier 3	3.56	2.37	—	4.12	—	1.70	—
Tier 4	3.61	2.40	—	4.18	—	1.73	—
Tier 5	3.84	2.56	—	4.44	—	1.84	—
Survivorship VUL GuardSM
Tier 1	3.52	2.19	—	—	—	1.60	—
Tier 2	3.57	2.22	—	—	—	1.62	—
Tier 3	3.62	2.26	—	—	—	1.65	—
Variable Universal Life III
Tier 1	—	—	—	—	—	—	1.91
Tier 2	—	—	—	—	—	—	1.93
Tier 3	—	—	—	—	—	—	1.95
Tier 4	—	—	—	—	—	—	2.02
Strategic Group Variable Universal Life® II	—	—	—	—	—	—	—
MassMutual ElectrumSM	0.99	1.01	1.02	—	—	1.05	1.00

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2018

	American	American		American
	Century	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Investment Income
Dividends	$563,811	$2,417	$230,397	$352,777	$512,402	$90,912	$484,318	$39,003

Expenses
Mortality and expense risk fees	142,506	1,154	90,936	128,061	242,876	49,103	376,121	48,205

Net investment income (loss)	421,305	1,263	139,461	224,716	269,526	41,809	108,197	(9,202)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	798,740	489	1,246,692	855,564	2,461,003	370,440	3,467,176	302,898
Realized gain distribution	2,200,134	12,499	873	922,351	2,474,412	645,250	5,861,235	553,453
Realized gain (loss)	2,998,874	12,988	1,247,565	1,777,915	4,935,415	1,015,690	9,328,411	856,351

Change in net unrealized appreciation/depreciation of investments	(5,420,634)	(44,331)	(2,667,400)	(3,084,449)	(5,964,020)	(2,111,180)	(13,793,159)	(1,271,117)

Net gain (loss) on investments	(2,421,760)	(31,343)	(1,419,835)	(1,306,534)	(1,028,605)	(1,095,490)	(4,464,748)	(414,766)

Net increase (decrease) in net assets resulting from operations	(2,000,455)	(30,080)	(1,280,374)	(1,081,818)	(759,079)	(1,053,681)	(4,356,551)	(423,968)

Capital transactions:
Transfer of net premiums	1,432,884	—	686,433	1,183,911	1,829,381	442,321	3,866,266	299,408
Transfers due to death benefits	(63,948)	—	(146,522)	(3,955)	(40,165)	(5,967)	(134,028)	(2,722)
Transfers due to withdrawal of funds	(1,354,070)	—	(889,239)	(641,346)	(1,322,288)	(253,704)	(3,259,303)	(556,661)
Transfers due to policy loans, net of repayments	(517,164)	—	(275,498)	(349,386)	(873,338)	(289,690)	(1,520,128)	(2,880)
Transfers due to charges for administrative and insurance costs	(1,060,456)	(2,047)	(424,581)	(802,313)	(1,182,945)	(300,569)	(2,691,262)	(121,805)
Transfers between divisions and to/from Guaranteed Principal Account	44,107	—	175,961	281,689	3,693	115,126	448,477	(109,151)

Net increase (decrease) in net assets resulting from capital transactions	(1,518,647)	(2,047)	(873,446)	(331,400)	(1,585,662)	(292,483)	(3,289,978)	(493,811)
Total increase (decrease)	(3,519,102)	(32,127)	(2,153,820)	(1,413,218)	(2,344,741)	(1,346,164)	(7,646,529)	(917,779)

NET ASSETS, at beginning of the year	29,362,754	193,296	14,228,000	21,305,963	35,545,549	9,439,990	68,425,223	6,595,001

NET ASSETS, at end of the year	$25,843,652	$161,169	$12,074,180	$19,892,745	$33,200,808	$8,093,826	$60,778,694	$5,677,222

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

		Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs	Sachs	Sachs
	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity
	Growth	VIP	Income	Insights	Value	Value	Growth	Insights
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$252	$132,309	$2,806	$3,113	$156	$21,068	$35,122	$1,568

Expenses
Mortality and expense risk fees	1,029	97,717	371	976	54	8,826	40,630	752

Net investment income (loss)	(777)	34,592	2,435	2,137	102	12,242	(5,508)	816

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,202	508,509	(17)	1,101	(200)	18,417	309,298	3,201
Realized gain distribution	23,234	2,253,266	—	27,786	670	191,061	3,522,335	18,376
Realized gain (loss)	27,436	2,761,775	(17)	28,887	470	209,478	3,831,633	21,577

Change in net unrealized appreciation/depreciation of investments	(27,395)	(4,753,814)	377	(58,895)	(1,627)	(389,378)	(3,915,327)	(30,376)

Net gain (loss) on investments	41	(1,992,039)	360	(30,008)	(1,157)	(179,900)	(83,694)	(8,799)

Net increase (decrease) in net assets resulting from operations	(736)	(1,957,447)	2,795	(27,871)	(1,055)	(167,658)	(89,202)	(7,983)

Capital transactions:
Transfer of net premiums	—	792,191	—	—	79	2,363	331,709	—
Transfers due to death benefits	—	(90,570)	—	—	—	—	(5,695)	—
Transfers due to withdrawal of funds	—	(702,765)	—	2	1	(109,867)	(128,783)	2
Transfers due to policy loans, net of repayments	—	(281,913)	—	—	—	—	(133,337)	—
Transfers due to charges for administrative and insurance costs	(7,642)	(495,426)	(1,686)	(3,182)	(1,038)	(39,958)	(291,495)	(4,557)
Transfers between divisions and to/from Guaranteed Principal Account	—	122,170	359,367	—	—	—	(26,768)	—

Net increase (decrease) in net assets resulting from capital transactions	(7,642)	(656,313)	357,681	(3,180)	(958)	(147,462)	(254,369)	(4,555)
Total increase (decrease)	(8,378)	(2,613,760)	360,476	(31,051)	(2,013)	(315,120)	(343,571)	(12,538)

NET ASSETS, at beginning of the year	161,149	15,268,606	—	168,772	12,839	1,704,158	7,411,173	124,927

NET ASSETS, at end of the year	$152,771	$12,654,846	$360,476	$137,721	$10,826	$1,389,038	$7,067,602	$112,389

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	Invesco V.I.			Ivy	Janus	Janus	Janus	Janus
	Diversified	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson
	Dividend	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty
	Division	Division	Division	Division	Division	Division	Division	Division
					(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$48,113	$—	$—	$890	$3,566	$93,409	$—	$—

Expenses
Mortality and expense risk fees	10,457	19,947	22,431	353	997	30,721	95,074	1,670

Net investment income (loss)	37,656	(19,947)	(22,431)	537	2,569	62,688	(95,074)	(1,670)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	49,164	105,344	206,475	30	583	231,599	397,076	2,540
Realized gain distribution	69,081	409,959	184,844	1,950	4,492	137,263	2,798,531	31,882
Realized gain (loss)	118,245	515,303	391,319	1,980	5,075	368,862	3,195,607	34,422

Change in net unrealized appreciation/depreciation of investments	(316,087)	(500,820)	(417,874)	(5,427)	(7,450)	(421,839)	(2,710,583)	(29,625)

Net gain (loss) on investments	(197,842)	14,483	(26,555)	(3,447)	(2,375)	(52,977)	485,024	4,797

Net increase (decrease) in net assets resulting from operations	(160,186)	(5,464)	(48,986)	(2,910)	194	9,711	389,950	3,127

Capital transactions:
Transfer of net premiums	184,896	513,571	385,755	1,554	—	280,644	796,801	7,836
Transfers due to death benefits	—	(8,689)	(7,083)	—	—	(84,401)	(53,079)	—
Transfers due to withdrawal of funds	(72,486)	(108,169)	(121,155)	3	—	(278,069)	(923,973)	(4,134)
Transfers due to policy loans, net of repayments	(32,880)	(63,750)	(87,584)	—	—	(71,563)	(357,103)	(6,180)
Transfers due to charges for administrative and insurance costs	(91,159)	(153,257)	(187,524)	(130)	(2,246)	(198,015)	(680,801)	(5,925)
Transfers between divisions and to/from Guaranteed Principal Account	109,773	(222,974)	118,202	4	—	(4,665)	7,906	222

Net increase (decrease) in net assets resulting from capital transactions	98,144	(43,268)	100,611	1,431	(2,246)	(356,069)	(1,210,249)	(8,181)
Total increase (decrease)	(62,042)	(48,732)	51,625	(1,479)	(2,052)	(346,358)	(820,299)	(5,054)

NET ASSETS, at beginning of the year	1,924,600	3,115,697	3,637,730	45,453	161,175	5,219,360	19,329,223	206,633

NET ASSETS, at end of the year	$1,862,558	$3,066,965	$3,689,355	$43,974	$159,123	$4,873,002	$18,508,924	$201,579

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	Janus	Janus		MFS®	MFS®		MML	MML
	Henderson	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced
	Global Research	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
	(Institutional)	(Service)
Investment Income
Dividends	$108,651	$2,357	$2,419	$5,028	$—	$7,454	$35,329	$39,744

Expenses
Mortality and expense risk fees	43,407	1,465	15,326	4,833	37,702	9,205	15,913	11,177

Net investment income (loss)	65,244	892	(12,907)	195	(37,702)	(1,751)	19,416	28,567

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	638,824	33,868	282,452	17,169	1,756	1,090,407	(16,671)	(26,915)
Realized gain distribution	—	—	179,525	34,939	801,231	123,128	128,637	65,309
Realized gain (loss)	638,824	33,868	461,977	52,108	802,987	1,213,535	111,966	38,394

Change in net unrealized appreciation/depreciation of investments	(1,338,569)	(52,461)	(367,204)	(97,188)	(922,701)	(1,137,187)	(361,185)	(157,879)

Net gain (loss) on investments	(699,745)	(18,593)	94,773	(45,080)	(119,714)	76,348	(249,219)	(119,485)

Net increase (decrease) in net assets resulting from operations	(634,501)	(17,701)	81,866	(44,885)	(157,416)	74,597	(229,803)	(90,918)

Capital transactions:
Transfer of net premiums	525,186	6,278	61,107	27,587	218,554	13,865	626,408	378,093
Transfers due to death benefits	(28,640)	—	(422)	—	(1,322)	(14,101)	(1,357)	—
Transfers due to withdrawal of funds	(646,175)	(3,662)	(385,385)	(74,784)	(470,250)	(151,425)	(72,105)	(125,946)
Transfers due to policy loans, net of repayments	(209,965)	(4,291)	(10,026)	(19,133)	(82,520)	(950)	(6,975)	(20,253)
Transfers due to charges for administrative and insurance costs	(364,671)	(964)	(47,251)	(17,843)	(153,945)	(31,233)	(302,487)	(105,540)
Transfers between divisions and to/from Guaranteed Principal Account	88,134	1,084	56,776	(4,842)	93,319	(2,587,586)	11,500	397,459

Net increase (decrease) in net assets resulting from capital transactions	(636,131)	(1,555)	(325,201)	(89,015)	(396,164)	(2,771,430)	254,984	523,813
Total increase (decrease)	(1,270,632)	(19,256)	(243,335)	(133,900)	(553,580)	(2,696,833)	25,181	432,895

NET ASSETS, at beginning of the year	9,657,867	236,100	2,414,793	857,046	5,342,292	3,542,827	2,340,168	1,165,476

NET ASSETS, at end of the year	$8,387,235	$216,844	$2,171,458	$723,146	$4,788,712	$845,994	$2,365,349	$1,598,371

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

		MML	MML	MML	MML		MML	MML
	MML	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity
	Blend	Growth	Allocation	Allocation	Bond	Equity	Income	Index
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Investment Income
Dividends	$630,884	$—	$31,420	$1,775	$244	$1,525,548	$13,916	$1,329,897

Expenses
Mortality and expense risk fees	132,505	57,520	8,718	769	54	413,789	4,041	419,031

Net investment income (loss)	498,379	(57,520)	22,702	1,006	190	1,111,759	9,875	910,866

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,054,208	331,470	(9,558)	2	(6)	1,809,999	4,308	3,892,307
Realized gain distribution	2,004,246	1,984,390	24,586	7,111	—	12,047,784	71,913	2,813,489
Realized gain (loss)	3,058,454	2,315,860	15,028	7,113	(6)	13,857,783	76,221	6,705,796

Change in net unrealized appreciation/depreciation of investments	(4,901,873)	(2,102,547)	(91,447)	(13,837)	(241)	(23,653,431)	(168,336)	(11,456,558)

Net gain (loss) on investments	(1,843,419)	213,313	(76,419)	(6,724)	(247)	(9,795,648)	(92,115)	(4,750,762)

Net increase (decrease) in net assets resulting from operations	(1,345,040)	155,793	(53,717)	(5,718)	(57)	(8,683,889)	(82,240)	(3,839,896)

Capital transactions:
Transfer of net premiums	1,453,416	889,491	356,193	1,451	630	4,417,060	134,128	3,307,083
Transfers due to death benefits	(71,483)	(74,179)	(1,227)	—	—	(519,845)	(1,435)	(255,337)
Transfers due to withdrawal of funds	(1,410,921)	(532,573)	(138,532)	4	2	(4,123,661)	(4,033)	(2,467,785)
Transfers due to policy loans, net of repayments	(653,308)	(294,197)	2,875	—	—	(1,473,084)	(12,041)	(779,992)
Transfers due to charges for administrative and insurance costs	(1,655,771)	(473,766)	(34,583)	(171)	(65)	(3,948,261)	(56,942)	(2,650,981)
Transfers between divisions and to/from Guaranteed Principal Account	(288,463)	235,668	(89,621)	229	—	(237,664)	244,860	835,588

Net increase (decrease) in net assets resulting from capital transactions	(2,626,530)	(249,556)	95,105	1,513	567	(5,885,455)	304,537	(2,011,424)
Total increase (decrease)	(3,971,570)	(93,763)	41,388	(4,205)	510	(14,569,344)	222,297	(5,851,320)

NET ASSETS, at beginning of the year	31,096,755	9,546,427	1,159,929	101,251	6,954	88,570,445	494,840	77,086,744

NET ASSETS, at end of the year	$27,125,185	$9,452,664	$1,201,317	$97,046	$7,464	$74,001,101	$717,137	$71,235,424

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Growth	Value	Global	Growth	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Class II)
Investment Income
Dividends	$609	$4,863	$669	$2,033	$3,187	$145	$6,028	$59,142

Expenses
Mortality and expense risk fees	162	1,400	456	917	1,891	383	4,086	18,606

Net investment income (loss)	447	3,463	213	1,116	1,296	(238)	1,942	40,536

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(15)	2,850	(16)	10	(1,026)	13	30,621	(71,963)
Realized gain distribution	12,934	—	18,004	11,356	34,891	5,935	—	211,198
Realized gain (loss)	12,919	2,850	17,988	11,366	33,865	5,948	30,621	139,235

Change in net unrealized appreciation/depreciation of investments	(13,364)	(43,757)	(18,318)	(26,312)	(65,997)	(6,412)	(78,717)	(445,064)

Net gain (loss) on investments	(445)	(40,907)	(330)	(14,946)	(32,132)	(464)	(48,096)	(305,829)

Net increase (decrease) in net assets resulting from operations	2	(37,444)	(117)	(13,830)	(30,836)	(702)	(46,154)	(265,293)

Capital transactions:
Transfer of net premiums	2,021	49,602	1,791	5,588	99,410	2,119	172,138	904,314
Transfers due to death benefits	—	—	—	—	—	—	—	—
Transfers due to withdrawal of funds	1	(538)	16	19	(12,422)	(2,143)	(9,391)	(190,952)
Transfers due to policy loans, net of repayments	—	(4,556)	—	—	(6,251)	—	(19,466)	(12,910)
Transfers due to charges for administrative and insurance costs	(42)	(16,968)	(106)	(185)	(31,470)	(85)	(83,737)	(240,658)
Transfers between divisions and to/from Guaranteed Principal Account	178	(8,493)	39	243	2,799	(159)	176,988	144,805

Net increase (decrease) in net assets resulting from capital transactions	2,158	19,047	1,740	5,665	52,066	(268)	236,532	604,599
Total increase (decrease)	2,160	(18,397)	1,623	(8,165)	21,230	(970)	190,378	339,306

NET ASSETS, at beginning of the year	20,062	217,714	55,477	119,815	248,284	46,893	468,363	2,944,300

NET ASSETS, at end of the year	$22,222	$199,317	$57,100	$111,650	$269,514	$45,923	$658,741	$3,283,606

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

			MML
	MML	MML	Inflation-		MML	MML	MML	MML
	High	Income	Protected	MML	International	Large Cap	Managed	Managed
	Yield	& Growth	and Income	International	Equity	Growth	Bond	Volatility
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$5,196	$6,327	$150,276	$195	$399	$436	$1,226,294	$119,162

Expenses
Mortality and expense risk fees	611	2,271	28,079	182	187	505	148,836	50,028

Net investment income (loss)	4,585	4,056	122,197	13	212	(69)	1,077,458	69,134

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(25)	(1,561)	(195,624)	(6)	(2)	372	(206,322)	(65,295)
Realized gain distribution	—	84,193	—	780	192	4,925	—	—
Realized gain (loss)	(25)	82,632	(195,624)	774	190	5,297	(206,322)	(65,295)

Change in net unrealized appreciation/depreciation of investments	(8,015)	(133,148)	(19,169)	(4,261)	(7,118)	(7,174)	(1,168,772)	(493,404)

Net gain (loss) on investments	(8,040)	(50,516)	(214,793)	(3,487)	(6,928)	(1,877)	(1,375,094)	(558,699)

Net increase (decrease) in net assets resulting from operations	(3,455)	(46,460)	(92,596)	(3,474)	(6,716)	(1,946)	(297,636)	(489,565)

Capital transactions:
Transfer of net premiums	4,379	92,230	516,396	726	2,132	4,407	1,372,682	593,611
Transfers due to death benefits	—	—	(19,784)	—	—	—	(157,341)	(69,605)
Transfers due to withdrawal of funds	10	(12,870)	(88,498)	—	(9)	(217)	(1,017,537)	(576,561)
Transfers due to policy loans, net of repayments	—	(5,506)	(116,881)	—	—	—	(232,917)	(217,790)
Transfers due to charges for administrative and insurance costs	(204)	(37,600)	(221,663)	(4)	(24)	(38)	(1,258,450)	(365,107)
Transfers between divisions and to/from Guaranteed Principal Account	29	4,992	(156,902)	18	7	36	1,794,732	95,156

Net increase (decrease) in net assets resulting from capital transactions	4,214	41,246	(87,332)	740	2,106	4,188	501,169	(540,296)
Total increase (decrease)	759	(5,214)	(179,928)	(2,734)	(4,610)	2,242	203,533	(1,029,861)

NET ASSETS, at beginning of the year	79,573	342,383	4,824,739	23,838	25,992	62,512	35,244,134	9,969,494

NET ASSETS, at end of the year	$80,332	$337,169	$4,644,811	$21,104	$21,382	$64,754	$35,447,667	$8,939,633

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	MML	MML	MML	MML	MML	MML	MML	MML
	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap
	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$—	$10,994	$23,833	$37	$118,397	$—	$62	$2,425

Expenses
Mortality and expense risk fees	7,137	4,320	7,432	9	121,934	76,876	140	3,104

Net investment income (loss)	(7,137)	6,674	16,401	28	(3,537)	(76,876)	(78)	(679)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	31,561	(7,566)	5,350	—	400,685	8,012	4	4,694
Realized gain distribution	145,618	75,338	50,946	—	2,948,672	1,562,080	1,117	54,788
Realized gain (loss)	177,179	67,772	56,296	—	3,349,357	1,570,092	1,121	59,482

Change in net unrealized appreciation/depreciation of investments	(213,443)	(178,617)	(143,455)	(18)	(5,645,913)	(2,062,886)	(3,595)	(139,730)

Net gain (loss) on investments	(36,264)	(110,845)	(87,159)	(18)	(2,296,556)	(492,794)	(2,474)	(80,248)

Net increase (decrease) in net assets resulting from operations	(43,401)	(104,171)	(70,758)	10	(2,300,093)	(569,670)	(2,552)	(80,927)

Capital transactions:
Transfer of net premiums	299,486	183,502	299,061	316	1,244,490	800,594	493	138,039
Transfers due to death benefits	(525)	(649)	(1,279)	—	(47,238)	(10,582)	—	—
Transfers due to withdrawal of funds	(59,173)	(5,261)	(62,917)	—	(1,633,934)	(706,202)	1	(14,556)
Transfers due to policy loans, net of repayments	(7,377)	(6,100)	(201)	—	(505,059)	(338,051)	—	(9,952)
Transfers due to charges for administrative and insurance costs	(124,345)	(69,302)	(116,361)	(37)	(872,160)	(628,356)	(46)	(50,976)
Transfers between divisions and to/from Guaranteed Principal Account	101,450	74,974	(123,796)	2	(145,226)	(533,799)	18	7,588

Net increase (decrease) in net assets resulting from capital transactions	209,516	177,164	(5,493)	281	(1,959,127)	(1,416,396)	466	70,143
Total increase (decrease)	166,115	72,993	(76,251)	291	(4,259,220)	(1,986,066)	(2,086)	(10,784)

NET ASSETS, at beginning of the year	951,777	600,267	1,148,828	1,058	24,132,173	13,947,859	18,263	454,678

NET ASSETS, at end of the year	$1,117,892	$673,260	$1,072,577	$1,349	$19,872,953	$11,961,793	$16,177	$443,894

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	MML					Oppenheimer		Oppenheimer
	Strategic	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global
	Emerging	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-
	Markets	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$198	$975	$205,105	$215,178	$36,347	$—	$961,420	$289

Expenses
Mortality and expense risk fees	978	362	76,069	347,767	13,852	296,981	499,025	578

Net investment income (loss)	(780)	613	129,036	(132,589)	22,495	(296,981)	462,395	(289)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	689	(5)	2,003	1,148,630	50,100	2,493,801	4,348,221	149
Realized gain distribution	—	—	—	5,060,667	42,979	7,457,041	6,797,199	—
Realized gain (loss)	689	(5)	2,003	6,209,297	93,079	9,950,842	11,145,420	149

Change in net unrealized appreciation/depreciation of investments	(17,814)	(721)	(2,003)	(9,716,802)	(226,014)	(12,864,739)	(24,567,776)	(2,554)

Net gain (loss) on investments	(17,125)	(726)	—	(3,507,505)	(132,935)	(2,913,897)	(13,422,356)	(2,405)

Net increase (decrease) in net assets resulting from operations	(17,905)	(113)	129,036	(3,640,094)	(110,440)	(3,210,878)	(12,959,961)	(2,694)

Capital transactions:
Transfer of net premiums	16,069	1,455	4,494,419	3,439,887	96,387	2,392,963	4,095,630	4,399
Transfers due to death benefits	—	—	(36,230)	(106,732)	(11,391)	(119,837)	(302,290)	—
Transfers due to withdrawal of funds	(3,541)	7	(2,807,576)	(3,421,018)	(146,565)	(2,395,024)	(3,826,247)	(12,108)
Transfers due to policy loans, net of repayments	(17)	—	(980,159)	(1,629,632)	(16,901)	(779,704)	(1,608,193)	—
Transfers due to charges for administrative and insurance costs	(1,619)	(20)	(1,655,298)	(2,490,532)	(56,609)	(1,787,128)	(3,063,962)	(46)
Transfers between divisions and to/from Guaranteed Principal Account	180	14,396	(189,034)	(357,616)	12	608,919	1,976,329	—

Net increase (decrease) in net assets resulting from capital transactions	11,072	15,838	(1,173,878)	(4,565,643)	(135,067)	(2,079,811)	(2,728,733)	(7,755)
Total increase (decrease)	(6,833)	15,725	(1,044,842)	(8,205,737)	(245,507)	(5,290,689)	(15,688,694)	(10,449)

NET ASSETS, at beginning of the year	127,444	37,492	16,805,767	66,455,537	1,931,192	52,221,659	97,811,579	78,943

NET ASSETS, at end of the year	$120,611	$53,217	$15,760,925	$58,249,800	$1,685,685	$46,930,970	$82,122,885	$68,494

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

	Oppenheimer						PIMCO
	Global	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO
	Strategic	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond
	Income	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$1,099,981	$57,482	$211,230	$326,494	$9,992	$397,346	$4,478	$9,868

Expenses
Mortality and expense risk fees	128,676	30,568	156,034	137,623	21,890	66,691	1,442	184

Net investment income (loss)	971,305	26,914	55,196	188,871	(11,898)	330,655	3,036	9,684

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(458,231)	—	1,013,428	302,543	(19,998)	(24,707)	(16,371)	(19)
Realized gain distribution	—	—	478,001	2,455,767	411,582	—	—	508
Realized gain (loss)	(458,231)	—	1,491,429	2,758,310	391,584	(24,707)	(16,371)	489

Change in net unrealized appreciation/depreciation of investments	(1,638,772)	—	(6,632,742)	(5,199,412)	(771,304)	(498,550)	(25,056)	(14,734)

Net gain (loss) on investments	(2,097,003)	—	(5,141,313)	(2,441,102)	(379,720)	(523,257)	(41,427)	(14,245)

Net increase (decrease) in net assets resulting from operations	(1,125,698)	26,914	(5,086,117)	(2,252,231)	(391,618)	(192,602)	(38,391)	(4,561)

Capital transactions:
Transfer of net premiums	1,951,715	688,801	1,938,400	1,463,621	252,665	1,333,239	97,666	—
Transfers due to death benefits	(49,439)	(21,842)	(31,861)	(86,506)	(3,234)	(17,087)	—	—
Transfers due to withdrawal of funds	(1,211,197)	(1,059,159)	(1,338,470)	(1,271,112)	(294,036)	(528,488)	(996)	(2)
Transfers due to policy loans, net of repayments	(414,205)	(347)	(350,755)	(484,788)	(2,473)	(114,320)	(1,050)	—
Transfers due to charges for administrative and insurance costs	(1,022,815)	(99,030)	(806,527)	(1,189,535)	(78,251)	(514,720)	(20,786)	(835)
Transfers between divisions and to/from Guaranteed Principal Account	253,070	177,220	(57,094)	93,942	(343,441)	59,384	918	179,683

Net increase (decrease) in net assets resulting from capital transactions	(492,871)	(314,357)	(646,307)	(1,474,378)	(468,770)	218,008	75,752	178,846
Total increase (decrease)	(1,618,569)	(287,443)	(5,732,424)	(3,726,609)	(860,388)	25,406	37,361	174,285

NET ASSETS, at beginning of the year	23,127,048	4,261,000	26,085,100	28,819,972	3,285,140	12,418,342	195,201	—

NET ASSETS, at end of the year	$21,508,479	$3,973,557	$20,352,676	$25,093,363	$2,424,752	$12,443,748	$232,562	$174,285

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2018

							VY®
	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global
	Growth	Equity Income	Bond	Growth	Growth	VIP	Real Estate
	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$—	$343,893	$32	$—	$4,855	$305,623	$16,584

Expenses
Mortality and expense risk fees	103,981	105,688	10	259,062	23,730	65,795	1,921

Net investment income (loss)	(103,981)	238,205	22	(259,062)	(18,875)	239,828	14,663

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,070,305	885,731	(10)	2,123,803	174,825	100,414	(605)
Realized gain distribution	487,227	1,518,663	—	7,372,053	307,807	—	—
Realized gain (loss)	2,557,532	2,404,394	(10)	9,495,856	482,632	100,414	(605)

Change in net unrealized appreciation/depreciation of investments	(2,244,234)	(4,343,951)	(4)	(10,270,883)	(386,135)	(2,239,079)	(46,017)

Net gain (loss) on investments	313,298	(1,939,557)	(14)	(775,027)	96,497	(2,138,665)	(46,622)

Net increase (decrease) in net assets resulting from operations	209,317	(1,701,352)	8	(1,034,089)	77,622	(1,898,837)	(31,959)

Capital transactions:
Transfer of net premiums	588,790	1,065,514	—	2,017,280	135,067	703,200	105,462
Transfers due to death benefits	(3,925)	(43,051)	—	(699,105)	(470,526)	(66,256)	—
Transfers due to withdrawal of funds	(498,826)	(823,546)	1	(2,976,592)	(143,639)	(558,102)	(5,667)
Transfers due to policy loans, net of repayments	(274,573)	(530,454)	—	(784,395)	(1,639)	(285,220)	(5,961)
Transfers due to charges for administrative and insurance costs	(384,085)	(618,093)	(207)	(1,910,735)	(108,512)	(387,800)	(26,660)
Transfers between divisions and to/from Guaranteed Principal Account	365,169	499,151	—	(521,839)	89	487,699	6,427

Net increase (decrease) in net assets resulting from capital transactions	(207,450)	(450,479)	(206)	(4,875,386)	(589,160)	(106,479)	73,601
Total increase (decrease)	1,867	(2,151,831)	(198)	(5,909,475)	(511,538)	(2,005,316)	41,642

NET ASSETS, at beginning of the year	14,954,650	17,339,953	1,695	56,582,781	3,311,867	11,957,352	295,310

NET ASSETS, at end of the year	$14,956,517	$15,188,122	$1,497	$50,673,306	$2,800,329	$9,952,036	$336,952

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2017

	American	American		American
	Century	Century	American	Funds®	American	Deutsche	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Investment Income
Dividends	$659,396	$1,500	$237,165	$313,780	$464,276	$86,057	$647,148	$56,075

Expenses
Mortality and expense risk fees	151,827	1,041	95,405	126,922	224,309	52,664	382,565	45,822

Net investment income (loss)	507,569	459	141,760	186,858	239,967	33,393	264,583	10,253

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,341,280	299	1,171,988	968,351	1,198,136	1,151,828	6,367,444	387,642
Realized gain distribution	637,209	—	—	912,469	2,085,417	333,227	3,418,512	328,309
Realized gain (loss)	3,978,489	299	1,171,988	1,880,820	3,283,553	1,485,055	9,785,956	715,951

Change in net unrealized appreciation/depreciation of investments	546,580	44,593	(220,209)	872,138	2,865,196	(365,652)	2,348,961	440,373

Net gain (loss) on investments	4,525,069	44,892	951,779	2,752,958	6,148,749	1,119,403	12,134,917	1,156,324

Net increase (decrease) in net assets resulting from operations	5,032,638	45,351	1,093,539	2,939,816	6,388,716	1,152,796	12,399,500	1,166,577

Capital transactions:
Transfer of net premiums	1,581,300	—	754,199	1,210,126	1,947,634	445,219	3,965,244	308,600
Transfers due to death benefits	(93,029)	—	(50,752)	(907,192)	(40,513)	(52,148)	(194,574)	(39,702)
Transfers due to withdrawal of funds	(1,506,983)	(2)	(747,220)	(716,645)	(1,313,404)	(493,315)	(3,678,616)	(471,341)
Transfers due to policy loans, net of repayments	(526,990)	—	(505,660)	(339,740)	(742,057)	(151,538)	(2,028,620)	(7,690)
Transfers due to charges for administrative and insurance costs	(1,046,631)	(1,905)	(452,259)	(792,376)	(1,110,978)	(293,221)	(2,626,764)	(111,328)
Transfers between divisions and to/from Guaranteed Principal Account	(131,233)	—	19,175	170,607	143,083	53,789	425,317	(28,553)

Net increase (decrease) in net assets resulting from capital transactions	(1,723,566)	(1,907)	(982,517)	(1,375,220)	(1,116,235)	(491,214)	(4,138,013)	(350,014)
Total increase (decrease)	3,309,072	43,444	111,022	1,564,596	5,272,481	661,582	8,261,487	816,563

NET ASSETS, at beginning of the year	26,053,682	149,852	14,116,978	19,741,367	30,273,068	8,778,408	60,163,736	5,778,438

NET ASSETS, at end of the year	$29,362,754	$193,296	$14,228,000	$21,305,963	$35,545,549	$9,439,990	$68,425,223	$6,595,001

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

		Franklin	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Strategic	Sachs	Sachs	Sachs	Sachs	Invesco V.I.
	VIP	Value	International	Large Cap	Mid Cap	Strategic	U.S. Equity	Diversified
	Growth	VIP	Equity	Value	Value	Growth	Insights	Dividend
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$182	$74,178	$3,002	$210	$12,223	$35,772	$1,621	$31,963

Expenses
Mortality and expense risk fees	881	98,441	944	55	9,041	38,689	671	10,036

Net investment income (loss)	(699)	(24,263)	2,058	155	3,182	(2,917)	950	21,927

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,295	893,444	4,753	(6)	(3,434)	442,190	2,308	64,913
Realized gain distribution	10,416	1,014,518	—	2,202	91,793	309,977	12,686	65,516
Realized gain (loss)	13,711	1,907,962	4,753	2,196	88,359	752,167	14,994	130,429

Change in net unrealized appreciation/depreciation of investments	29,074	(492,302)	29,045	(1,208)	90,620	987,704	8,151	(8,043)

Net gain (loss) on investments	42,785	1,415,660	33,798	988	178,979	1,739,871	23,145	122,386

Net increase (decrease) in net assets resulting from operations	42,086	1,391,397	35,856	1,143	182,161	1,736,954	24,095	144,313

Capital transactions:
Transfer of net premiums	—	858,119	—	72	20,880	338,243	—	170,225
Transfers due to death benefits	—	(4,294)	(26,159)	—	(28,053)	(2,746)	—	(71,831)
Transfers due to withdrawal of funds	(2)	(696,514)	(940)	—	(10,130)	(308,393)	(3)	(39,092)
Transfers due to policy loans, net of repayments	—	(486,948)	—	—	—	(119,654)	—	(33,002)
Transfers due to charges for administrative and insurance costs	(6,336)	(507,818)	(3,157)	(1,052)	(41,538)	(288,779)	(4,307)	(81,876)
Transfers between divisions and to/from Guaranteed Principal Account	—	69,129	—	—	(315,716)	178,233	—	1,627

Net increase (decrease) in net assets resulting from capital transactions	(6,338)	(768,326)	(30,256)	(980)	(374,557)	(203,096)	(4,310)	(53,949)
Total increase (decrease)	35,748	623,071	5,600	163	(192,396)	1,533,858	19,785	90,364

NET ASSETS, at beginning of the year	125,401	14,645,535	163,172	12,676	1,896,554	5,877,315	105,142	1,834,236

NET ASSETS, at end of the year	$161,149	$15,268,606	$168,772	$12,839	$1,704,158	$7,411,173	$124,927	$1,924,600

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

	Invesco V.I.		Ivy	Janus	Janus	Janus	Janus	Janus
	Global Health	Invesco V.I.	Asset	Henderson	Henderson	Henderson	Henderson	Henderson
	Care	Technology	Strategy	Balanced	Balanced	Forty	Forty	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
				(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment Income
Dividends	$11,207	$—	$515	$2,429	$67,698	$—	$—	$73,062

Expenses
Mortality and expense risk fees	19,827	19,214	55	897	29,532	96,754	1,451	43,808

Net investment income (loss)	(8,620)	(19,214)	460	1,532	38,166	(96,754)	(1,451)	29,254

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	84,799	165,594	3	406	111,430	(177,716)	(978)	907,517
Realized gain distribution	155,676	173,470	—	303	9,372	965,006	10,413	—
Realized gain (loss)	240,475	339,064	3	709	120,802	787,290	9,435	907,517

Change in net unrealized appreciation/depreciation of investments	179,361	600,858	1,148	22,214	623,465	3,906,583	38,043	1,118,341

Net gain (loss) on investments	419,836	939,922	1,151	22,923	744,267	4,693,873	47,478	2,025,858

Net increase (decrease) in net assets resulting from operations	411,216	920,708	1,611	24,455	782,433	4,597,119	46,027	2,055,112

Capital transactions:
Transfer of net premiums	270,512	272,127	646	—	312,284	850,020	8,038	536,504
Transfers due to death benefits	(2,075)	(6,836)	—	(1,295)	(8,116)	(91,205)	—	(17,245)
Transfers due to withdrawal of funds	(137,910)	(124,094)	—	(29)	(176,507)	(756,460)	(103)	(438,013)
Transfers due to policy loans, net of repayments	(62,046)	(141,009)	—	—	(57,213)	(403,732)	(1,953)	(222,810)
Transfers due to charges for administrative and insurance costs	(134,088)	(144,938)	(97)	(1,952)	(195,510)	(656,964)	(4,476)	(363,569)
Transfers between divisions and to/from Guaranteed Principal Account	(6,451)	142,270	43,293	—	(42,460)	(127,260)	(30)	95,134

Net increase (decrease) in net assets resulting from capital transactions	(72,058)	(2,480)	43,842	(3,276)	(167,522)	(1,185,601)	1,476	(409,999)
Total increase (decrease)	339,158	918,228	45,453	21,179	614,911	3,411,518	47,503	1,645,113

NET ASSETS, at beginning of the year	2,776,539	2,719,502	—	139,996	4,604,449	15,917,705	159,130	8,012,754

NET ASSETS, at end of the year	$3,115,697	$3,637,730	$45,453	$161,175	$5,219,360	$19,329,223	$206,633	$9,657,867

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

	Janus		MFS®	MFS®		MML	MML
	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced	MML
	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service)
Investment Income
Dividends	$1,503	$2,453	$5,337	$—	$44,352	$19,714	$20,223	$631,162

Expenses
Mortality and expense risk fees	1,338	12,853	5,103	33,966	12,233	11,310	6,802	141,526

Net investment income (loss)	165	(10,400)	234	(33,966)	32,119	8,404	13,421	489,636

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,422	231,152	58,189	165,542	38,908	(47,068)	(8,666)	847,395
Realized gain distribution	—	92,817	28,800	99,858	217,837	103,566	43,819	1,187,848
Realized gain (loss)	2,422	323,969	86,989	265,400	256,745	56,498	35,153	2,035,243

Change in net unrealized appreciation/depreciation of investments	46,422	212,179	58,612	958,239	377,706	221,996	52,890	1,575,071

Net gain (loss) on investments	48,844	536,148	145,601	1,223,639	634,451	278,494	88,043	3,610,314

Net increase (decrease) in net assets resulting from operations	49,009	525,748	145,835	1,189,673	666,570	286,898	101,464	4,099,950

Capital transactions:
Transfer of net premiums	5,268	76,677	32,579	284,144	11,631	587,913	258,851	1,488,671
Transfers due to death benefits	—	(39,148)	(270)	(32,903)	(21,738)	(51)	—	(156,726)
Transfers due to withdrawal of funds	(21)	(141,261)	(23,939)	(360,633)	(13,533)	(22,707)	(28,469)	(1,591,188)
Transfers due to policy loans, net of repayments	(5,623)	(3,143)	(3,924)	(295,678)	(41)	(32,006)	(11,490)	(337,910)
Transfers due to charges for administrative and insurance costs	(852)	(37,701)	(18,730)	(144,281)	(37,047)	(286,368)	(92,227)	(1,703,945)
Transfers between divisions and to/from Guaranteed Principal Account	18	354,234	105,413	(169,832)	(7,500)	388,844	102,535	229,132

Net increase (decrease) in net assets resulting from capital transactions	(1,210)	209,658	91,129	(719,183)	(68,228)	635,625	229,200	(2,071,966)
Total increase (decrease)	47,799	735,406	236,964	470,490	598,342	922,523	330,664	2,027,984

NET ASSETS, at beginning of the year	188,301	1,679,387	620,082	4,871,802	2,944,485	1,417,645	834,812	29,068,771

NET ASSETS, at end of the year	$236,100	$2,414,793	$857,046	$5,342,292	$3,542,827	$2,340,168	$1,165,476	$31,096,755

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

	MML	MML	MML	MML		MML	MML	MML
	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity	Focused
	Growth	Allocation	Allocation	Bond	Equity	Income	Index	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
							(Class II)
Investment Income
Dividends	$916	$19,412	$—	$70	$1,543,725	$8,263	$843,344	$—

Expenses
Mortality and expense risk fees	48,427	6,269	124	8	414,184	2,249	402,724	24

Net investment income (loss)	(47,511)	13,143	(124)	62	1,129,541	6,014	440,620	(24)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	350,688	(5,144)	5	—	2,839,959	(7,583)	7,176,730	1
Realized gain distribution	721,469	26,433	—	—	580,975	25,035	1,908,595	—
Realized gain (loss)	1,072,157	21,289	5	—	3,420,934	17,452	9,085,325	1

Change in net unrealized appreciation/depreciation of investments	1,404,006	37,822	2,805	(42)	7,500,276	35,050	3,983,258	1,010

Net gain (loss) on investments	2,476,163	59,111	2,810	(42)	10,921,210	52,502	13,068,583	1,011

Net increase (decrease) in net assets resulting from operations	2,428,652	72,254	2,686	20	12,050,751	58,516	13,509,203	987

Capital transactions:
Transfer of net premiums	829,341	208,307	578	262	4,614,513	110,972	3,020,743	52
Transfers due to death benefits	(5,213)	—	—	—	(1,103,741)	—	(220,466)	—
Transfers due to withdrawal of funds	(447,859)	4,658	—	—	(3,349,375)	(3,424)	(2,373,182)	—
Transfers due to policy loans, net of repayments	(162,148)	(2,793)	—	—	(1,240,675)	—	(530,455)	—
Transfers due to charges for administrative and insurance costs	(393,012)	(20,504)	(267)	(98)	(4,100,765)	(32,776)	(2,472,915)	(19)
Transfers between divisions and to/from Guaranteed Principal Account	436,186	189,146	98,254	6,770	(73,669)	46,813	(328,735)	19,042

Net increase (decrease) in net assets resulting from capital transactions	257,295	378,814	98,565	6,934	(5,253,712)	121,585	(2,905,010)	19,075
Total increase (decrease)	2,685,947	451,068	101,251	6,954	6,797,039	180,101	10,604,193	20,062

NET ASSETS, at beginning of the year	6,860,480	708,861	—	—	81,773,406	314,739	66,482,551	—

NET ASSETS, at end of the year	$9,546,427	$1,159,929	$101,251	$6,954	$88,570,445	$494,840	$77,086,744	$20,062

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

		MML	MML			MML	MML	MML
	MML	Fundamental	Fundamental	MML	MML	Growth	Growth	High
	Foreign	Growth	Value	Global	Growth	& Income	Allocation	Yield
	Division	Division	Division	Division	Division	Division	Division	Division
				(Class II)
Investment Income
Dividends	$3,988	$—	$—	$2,216	$—	$3,263	$36,035	$1,640

Expenses
Mortality and expense risk fees	1,225	68	144	1,225	56	2,151	14,166	99

Net investment income (loss)	2,763	(68)	(144)	991	(56)	1,112	21,869	1,541

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	578	5	18	2,030	5	8,313	(52,117)	(1)
Realized gain distribution	—	—	—	14,110	—	—	165,515	—
Realized gain (loss)	578	5	18	16,140	5	8,313	113,398	(1)

Change in net unrealized appreciation/depreciation of investments	30,617	2,179	5,295	19,725	1,918	58,604	210,667	(1,786)

Net gain (loss) on investments	31,195	2,184	5,313	35,865	1,923	66,917	324,065	(1,787)

Net increase (decrease) in net assets resulting from operations	33,958	2,116	5,169	36,856	1,867	68,029	345,934	(246)

Capital transactions:
Transfer of net premiums	49,028	574	2,241	65,485	765	126,993	670,601	1,272
Transfers due to death benefits	—	—	—	—	—	—	—	—
Transfers due to withdrawal of funds	(1,732)	—	—	(2,351)	(1)	(4,374)	(23,546)	—
Transfers due to policy loans, net of repayments	(2,289)	—	—	(6,531)	—	(1,496)	(17,308)	—
Transfers due to charges for administrative and insurance costs	(15,999)	(129)	(494)	(26,435)	(117)	(56,677)	(152,177)	(374)
Transfers between divisions and to/from Guaranteed Principal Account	3,415	52,916	112,899	38,638	44,379	90,321	34,327	78,921

Net increase (decrease) in net assets resulting from capital transactions	32,423	53,361	114,646	68,806	45,026	154,767	511,897	79,819
Total increase (decrease)	66,381	55,477	119,815	105,662	46,893	222,796	857,831	79,573

NET ASSETS, at beginning of the year	151,333	—	—	142,622	—	245,567	2,086,469	—

NET ASSETS, at end of the year	$217,714	$55,477	$119,815	$248,284	$46,893	$468,363	$2,944,300	$79,573

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

		MML
	MML	Inflation-		MML	MML	MML	MML	MML
	Income	Protected	MML	International	Large Cap	Managed	Managed	Mid Cap
	& Growth	and Income	International	Equity	Growth	Bond	Volatility	Growth
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$3,991	$158,769	$—	$—	$2	$1,106,640	$124,492	$220

Expenses
Mortality and expense risk fees	1,482	30,768	31	29	77	158,659	56,870	4,036

Net investment income (loss)	2,509	128,001	(31)	(29)	(75)	947,981	67,622	(3,816)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,042	(88,141)	11	(2)	(29)	(113,487)	366,061	9,650
Realized gain distribution	16,585	—	—	—	114	—	—	60,343
Realized gain (loss)	20,627	(88,141)	11	(2)	85	(113,487)	366,061	69,993

Change in net unrealized appreciation/depreciation of investments	16,856	79,361	610	256	2,282	595,146	354,443	63,233

Net gain (loss) on investments	37,483	(8,780)	621	254	2,367	481,659	720,504	133,226

Net increase (decrease) in net assets resulting from operations	39,992	119,221	590	225	2,292	1,429,640	788,126	129,410

Capital transactions:
Transfer of net premiums	82,326	334,464	739	300	1,897	1,573,675	637,966	233,010
Transfers due to death benefits	—	(20,576)	—	—	—	(82,904)	(60,237)	—
Transfers due to withdrawal of funds	(4,075)	(276,762)	(2,119)	2,102	(506)	(825,016)	(526,259)	(15,183)
Transfers due to policy loans, net of repayments	(2,547)	(83,204)	—	—	—	(215,142)	(241,734)	(3,270)
Transfers due to charges for administrative and insurance costs	(33,949)	(221,024)	(75)	(44)	(286)	(1,256,130)	(376,559)	(77,826)
Transfers between divisions and to/from Guaranteed Principal Account	65,789	228,184	24,703	23,409	59,031	624,951	144,029	211,871

Net increase (decrease) in net assets resulting from capital transactions	107,544	(38,918)	23,248	25,767	60,136	(180,566)	(422,794)	348,602
Total increase (decrease)	147,536	80,303	23,838	25,992	62,428	1,249,074	365,332	478,012

NET ASSETS, at beginning of the year	194,847	4,744,436	—	—	84	33,995,060	9,604,162	473,765

NET ASSETS, at end of the year	$342,383	$4,824,739	$23,838	$25,992	$62,512	$35,244,134	$9,969,494	$951,777

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

								MML
	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$7,221	$18,003	$9	$195,387	$—	$—	$1,763	$73

Expenses
Mortality and expense risk fees	2,853	6,298	1	129,456	75,443	23	2,225	649

Net investment income (loss)	4,368	11,705	8	65,931	(75,443)	(23)	(462)	(576)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	20,864	(2,870)	—	1,026,812	(754,131)	3	7,309	(307)
Realized gain distribution	27,713	47,279	—	881,910	503,899	—	21,353	—
Realized gain (loss)	48,577	44,409	—	1,908,722	(250,232)	3	28,662	(307)

Change in net unrealized appreciation/depreciation of investments	(1,578)	56,486	(8)	1,032,392	2,916,101	494	18,523	23,290

Net gain (loss) on investments	46,999	100,895	(8)	2,941,114	2,665,869	497	47,185	22,983

Net increase (decrease) in net assets resulting from operations	51,367	112,600	—	3,007,045	2,590,426	474	46,723	22,407

Capital transactions:
Transfer of net premiums	147,107	327,445	69	1,313,172	825,811	145	113,912	19,485
Transfers due to death benefits	—	—	—	(94,349)	(24,595)	—	—	(39)
Transfers due to withdrawal of funds	(2,658)	(43,497)	—	(1,350,186)	(681,424)	—	(3,438)	(4,109)
Transfers due to policy loans, net of repayments	(2,948)	(2,025)	—	(411,967)	(359,590)	—	(5,130)	(52)
Transfers due to charges for administrative and insurance costs	(52,869)	(122,935)	(44)	(835,264)	(606,609)	(70)	(41,038)	(667)
Transfers between divisions and to/from Guaranteed Principal Account	58,910	65,027	1,033	(59,609)	100,894	17,714	40,714	28,768

Net increase (decrease) in net assets resulting from capital transactions	147,542	224,015	1,058	(1,438,203)	(745,513)	17,789	105,020	43,386
Total increase (decrease)	198,909	336,615	1,058	1,568,842	1,844,913	18,263	151,743	65,793

NET ASSETS, at beginning of the year	401,358	812,213	—	22,563,331	12,102,946	—	302,935	61,651

NET ASSETS, at end of the year	$600,267	$1,148,828	$1,058	$24,132,173	$13,947,859	$18,263	$454,678	$127,444

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

					Oppenheimer		Oppenheimer	Oppenheimer
	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global	Global
	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-	Strategic
	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives	Income
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$—	$69,786	$148,573	$38,919	$14,631	$817,060	$—	$525,253

Expenses
Mortality and expense risk fees	46	115,144	346,813	14,763	271,565	483,675	97	142,349

Net investment income (loss)	(46)	(45,358)	(198,240)	24,156	(256,934)	333,385	(97)	382,904

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	—	7,903	4,384,126	78,157	3,194,017	6,180,711	(1)	(319,229)
Realized gain distribution	—	220	5,656,458	—	4,806,304	—	—	—
Realized gain (loss)	—	8,123	10,040,584	78,157	8,000,321	6,180,711	(1)	(319,229)

Change in net unrealized appreciation/depreciation of investments	108	(8,082)	4,461,492	58,629	3,992,459	20,090,293	88	1,182,503

Net gain (loss) on investments	108	41	14,502,076	136,786	11,992,780	26,271,004	87	863,274

Net increase (decrease) in net assets resulting from operations	62	(45,317)	14,303,836	160,942	11,735,846	26,604,389	(10)	1,246,178

Capital transactions:
Transfer of net premiums	382	4,280,748	3,577,078	117,261	2,611,690	4,273,004	1,856	1,943,997
Transfers due to death benefits	—	(20,325)	(131,106)	(9,750)	(80,981)	(218,803)	—	(165,067)
Transfers due to withdrawal of funds	—	(8,012,512)	(3,758,544)	(223,759)	(2,388,737)	(3,435,937)	—	(1,141,864)
Transfers due to policy loans, net of repayments	—	(914,947)	(1,542,046)	(7,435)	(835,020)	(2,134,622)	—	(420,684)
Transfers due to charges for administrative and insurance costs	(66)	(1,875,740)	(2,360,023)	(54,009)	(1,693,316)	(2,937,738)	(214)	(1,060,030)
Transfers between divisions and to/from Guaranteed Principal Account	37,114	1,204,658	(202,873)	(29,046)	(85,997)	(182,112)	77,306	342,571

Net increase (decrease) in net assets resulting from capital transactions	37,430	(5,338,118)	(4,417,514)	(206,738)	(2,472,361)	(4,636,208)	78,948	(501,077)
Total increase (decrease)	37,492	(5,383,435)	9,886,322	(45,796)	9,263,485	21,968,181	78,938	745,101

NET ASSETS, at beginning of the year	—	22,189,202	56,569,215	1,976,988	42,958,174	75,843,398	5	22,381,947

NET ASSETS, at end of the year	$37,492	$16,805,767	$66,455,537	$1,931,192	$52,221,659	$97,811,579	$78,943	$23,127,048

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

						PIMCO
	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	T. Rowe Price
	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Blue Chip	T. Rowe Price
	Money	Growth	Main Street	Small Cap	Bond	Strategy	Growth	Equity Income
	Division	Division	Division	Division	Division	Division	Division	Division

Investment Income
Dividends	$18,064	$335,743	$348,792	$23,524	$284,719	$18,288	$—	$298,966

Expenses
Mortality and expense risk fees	32,787	158,333	151,738	20,224	71,224	1,074	92,828	110,692

Net investment income (loss)	(14,723)	177,410	197,054	3,300	213,495	17,214	(92,828)	188,274

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	—	1,725,568	2,616,804	105,374	(15,281)	(15,428)	2,078,185	1,339,314
Realized gain distribution	—	—	467,958	144,407	—	—	170,412	1,634,192
Realized gain (loss)	—	1,725,568	3,084,762	249,781	(15,281)	(15,428)	2,248,597	2,973,506

Change in net unrealized appreciation/depreciation of investments	—	3,394,968	880,040	123,079	266,569	2,041	1,879,309	(716,394)

Net gain (loss) on investments	—	5,120,536	3,964,802	372,860	251,288	(13,387)	4,127,906	2,257,112

Net increase (decrease) in net assets resulting from operations	(14,723)	5,297,946	4,161,856	376,160	464,783	3,827	4,035,078	2,445,386

Capital transactions:
Transfer of net premiums	627,991	1,705,437	1,559,686	210,325	951,121	64,451	649,702	1,060,229
Transfers due to death benefits	(19,162)	(31,889)	(39,192)	(19,797)	(42,630)	—	(8,165)	(9,507)
Transfers due to withdrawal of funds	(834,943)	(947,773)	(1,186,608)	(177,539)	(637,645)	(2,635)	(521,773)	(578,527)
Transfers due to policy loans, net of repayments	6,510	(410,435)	(562,250)	(3,717)	(115,444)	(4,174)	(376,126)	(1,422,527)
Transfers due to charges for administrative and insurance costs	(161,335)	(801,363)	(1,245,107)	(71,861)	(502,413)	(18,036)	(344,771)	(597,551)
Transfers between divisions and to/from Guaranteed Principal Account	(93,038)	385,955	(56,870)	397,356	307,273	943	106,370	(345,222)

Net increase (decrease) in net assets resulting from capital transactions	(473,977)	(100,068)	(1,530,341)	334,767	(39,738)	40,549	(494,763)	(1,893,105)
Total increase (decrease)	(488,700)	5,197,878	2,631,515	710,927	425,045	44,376	3,540,315	552,281

NET ASSETS, at beginning of the year	4,749,700	20,887,222	26,188,457	2,574,213	11,993,297	150,825	11,414,335	16,787,672

NET ASSETS, at end of the year	$4,261,000	$26,085,100	$28,819,972	$3,285,140	$12,418,342	$195,201	$14,954,650	$17,339,953

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS  (Continued)

For The Year Ended December 31, 2017

					VY®
	T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Limited-Term	Mid-Cap	New America	Foreign	Global
	Bond	Growth	Growth	VIP	Real Estate
	Division	Division	Division	Division	Division

Investment Income
Dividends	$26	$—	$3,144	$307,175	$9,081

Expenses
Mortality and expense risk fees	11	280,709	21,438	70,079	1,538

Net investment income (loss)	15	(280,709)	(18,294)	237,096	7,543

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(8)	3,133,931	106,788	471,479	2,945
Realized gain distribution	—	6,547,881	320,653	—	—
Realized gain (loss)	(8)	9,681,812	427,441	471,479	2,945

Change in net unrealized appreciation/ depreciation of investments	1	2,269,124	473,822	1,029,772	14,068

Net gain (loss) on investments	(7)	11,950,936	901,263	1,501,251	17,013

Net increase (decrease) in net assets resulting from operations	8	11,670,227	882,969	1,738,347	24,556

Capital transactions:
Transfer of net premiums	—	1,982,658	138,114	741,688	76,053
Transfers due to death benefits	—	(162,467)	—	(7,975)	—
Transfers due to withdrawal of funds	—	(4,364,648)	(265,169)	(369,809)	(2,063)
Transfers due to policy loans, net of repayments	—	(907,863)	(3,329)	(970,455)	(7,844)
Transfers due to charges for administrative and insurance costs	(212)	(1,869,999)	(97,440)	(387,390)	(21,524)
Transfers between divisions and to/from Guaranteed Principal Account	—	(237,255)	4,573	160,665	3,214

Net increase (decrease) in net assets resulting from capital transactions	(212)	(5,559,574)	(223,251)	(833,276)	47,836
Total increase (decrease)	(204)	6,110,653	659,718	905,071	72,392

NET ASSETS, at beginning of the year	1,899	50,472,128	2,652,149	11,052,281	222,918

NET ASSETS, at end of the year	$1,695	$56,582,781	$3,311,867	$11,957,352	$295,310

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.              ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fifteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III and MassMutual ElectrumSM. Four of the fifteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.      INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2018, the Separate Account consists of one hundred thirty-eight divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Capital Appreciation Division(27), (33)	American Century VP Capital Appreciation Fund(1), (27)
American Century VP Income & Growth Division	American Century VP Income & Growth Fund(1)
American Century VP Inflation Protection Division(27), (33)	American Century VP Inflation Protection Fund(1), (27)
American Century VP International Division	American Century VP International Fund(1)
American Century VP Value Division	American Century VP Value Fund(1)
American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund(2)
American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund(2)
BlackRock Basic Value V.I. Division(27), (33)	BlackRock Basic Value V.I. Fund(18), (27)
BlackRock High Yield V.I. Division(27), (33)	BlackRock High Yield V.I. Fund(18), (27)
BlackRock Total Return V.I. Division(27), (33)	Blackrock Total Return V.I. Fund(18), (27)
Delaware VIP® Emerging Markets Division(27), (33)	Delaware VIP® Emerging Markets Series(19), (27)
Delaware VIP® Small Cap Value Division(27), (33)	Delaware VIP® Small Cap Value Series(19), (27)
Dreyfus MidCap Stock Division(27), (33)	Dreyfus MidCap Stock Portfolio(20), (27)
DWS Small Cap Index Division(34)	DWS Small Cap Index VIP Fund(3), (34)
Eaton Vance VT Floating-Rate Income Division(27), (33)	Eaton Vance VT Floating-Rate Income Fund(21), (27)
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)(4)
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)(4)
Fidelity® VIP Freedom 2020 Division(27), (33)	Fidelity® VIP Freedom 2020 Portfolio(24), (27)
Fidelity® VIP Freedom 2025 Division(27), (33)	Fidelity® VIP Freedom 2025 Portfolio(24), (27)
Fidelity® VIP Freedom 2030 Division(27), (33)	Fidelity® VIP Freedom 2030 Portfolio(24), (27)

Notes To Financial Statements (Continued)

The division listed in the first column
Divisions	invests in the fund in this column
Fidelity® VIP Freedom 2035 Division(27), (33)	Fidelity® VIP Freedom 2035 Portfolio(24), (27)
Fidelity® VIP Freedom 2040 Division(27), (33)	Fidelity® VIP Freedom 2040 Portfolio(24), (27)
Fidelity® VIP Freedom 2050 Division(27), (33)	Fidelity® VIP Freedom 2050 Portfolio(24), (27)
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio(4)
Fidelity® VIP Overseas Division (27), (33)	Fidelity® VIP Overseas Portfolio(4), (27)
Fidelity® VIP Real Estate Division(27), (33)	Fidelity® VIP Real Estate Portfolio(27), (31)
Franklin Mutual Global Discovery VIP Division(27), (33)	Franklin Mutual Global Discovery VIP Fund(26), (27)
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund(5)
Franklin Strategic Income VIP Division(27), (33)	Franklin Strategic Income VIP Fund(25), (27)
Goldman Sachs Core Fixed Income Division(27), (36)	Goldman Sachs Core Fixed Income Fund(6), (27)
Goldman Sachs Growth Opportunities Division(27), (33)	Goldman Sachs Growth Opportunities Fund(6), (27)
Goldman Sachs International Equity Insights Division(38)	Goldman Sachs International Equity Insights Fund(6), (38)
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund(6)
Goldman Sachs Mid Cap Value Division(27)	Goldman Sachs Mid Cap Value Fund(6), (27)
Goldman Sachs Small Cap Equity Insights Division(27), (33)	Goldman Sachs Small Cap Equity Insights Fund(6)
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund (6)
Goldman Sachs U.S. Equity Insights Division(6)	Goldman Sachs U.S. Equity Insights Fund(6)
Invesco V.I. American Franchise Division(27), (33)	Invesco V.I. American Franchise Fund(8), (27)
Invesco V.I. Comstock Division(27), (33)	Invesco V.I. Comstock Fund(8), (27)
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund(8)
Invesco V.I. Health Care Division(37)	Invesco V.I. Health Care Fund(8), (27)
Invesco V.I. Global Real Estate Division(27), (33)	Invesco V.I. Global Real Estate Fund(8)
Invesco V.I. International Growth Division(27), (33)	Invesco V.I. International Growth Fund(8), (27)
Invesco V.I. Mid Cap Growth Division(27), (33)	Invesco V.I. Mid Cap Growth Fund(8), (27)
Invesco V.I. Small Cap Equity Division(27), (33)	Invesco V.I. Small Cap Equity Fund(8), (27)
Invesco V.I. Technology Division	Invesco V.I. Technology Fund(8)
Ivy VIP Asset Strategy Division(30)	Ivy VIP Asset Strategy Portfolio(32)
Ivy VIP Science and Technology Division(27), (33)	Ivy VIP Science and Technology Portfolio(27), (32)
Janus Henderson Balanced Division (Institutional Class) (29)	Janus Henderson Balanced Portfolio (Institutional Class)(9), (29)
Janus Henderson Balanced Division (Service Class)(29)	Janus Henderson Balanced Portfolio (Service Class)(9), (29)
Janus Henderson Forty Division (Institutional Class) (29)	Janus Henderson Forty Portfolio (Institutional Class)(9), (29)
Janus Henderson Forty Division (Service Class) (29)	Janus Henderson Forty Portfolio (Service Class)(9), (29)
Janus Henderson Global Research Division(29)	Janus Henderson Global Research Portfolio(9), (29)
(Institutional Class)	(Institutional Class)
Janus Henderson Global Research Division (Service Class)(29)	Janus Henderson Global Research Portfolio (Service Class)(9), (29)
JPMorgan Insurance Trust Small Cap Core Division(27), (33)	JPMorgan Insurance Trust Small Cap Core Portfolio(22), (27)
JPMorgan Insurance Trust U.S. Equity Division(27), (33)	JPMorgan Insurance Trust U.S. Equity Portfolio(22), (27)
Lord Abbett Developing Growth Division(27), (33)	Lord Abbett Developing Growth Portfolio(23), (27)
Lord Abbett Mid Cap Stock Division(27), (33)	Lord Abbett Mid Cap Stock Portfolio(23), (27)

Notes To Financial Statements (Continued)

The division listed in the first column
Divisions	invests in the fund in this column
MFS® Blended Research Core Equity Division(27), (33)	MFS® Blended Research Core Equity Portfolio(10), (27)
MFS® Global Real Estate Division(27), (33)	MFS® Global Real Estate Portfolio(10), (27)
MFS® Government Securities Division(27), (33)	MFS® Government Securities Portfolio(10), (27)
MFS® Growth Division	MFS® Growth Series(10)
MFS® International Value Division(27), (33)	MFS® International Value Portfolio(10), (27)
MFS® Investors Trust Division	MFS® Investors Trust Series(10)
MFS® Mid Cap Value Division(27), (33)	MFS® Mid Cap Value Portfolio(10), (27)
MFS® New Discovery Division	MFS® New Discovery Series(10)
MFS® Research Division	MFS® Research Series(10)
MFS® Utilities Division(27), (33)	MFS® Utilities Series(10), (27)
MFS® Value Division(27), (33)	MFS® Value Series(10), (27)
MML Aggressive Allocation Division	MML Aggressive Allocation Fund(11)
MML Balanced Allocation Division	MML Balanced Allocation Fund(11)
MML Blend Division	MML Blend Fund(12)
MML Blue Chip Growth Division	MML Blue Chip Growth Fund(11)
MML Conservative Allocation Division	MML Conservative Allocation Fund(11)
MML Core Allocation Division	MML American Funds® Core Allocation Fund(11)
MML Dynamic Bond Division	MML Dynamic Bond Fund(12)
MML Equity Division	MML Equity Fund(12)
MML Equity Income Division	MML Equity Income Fund(11)
MML Equity Index Division (Service Class I)(27), (33)	MML Equity Index Fund (Service Class I)(11), (27)
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)(11)
MML Focused Equity Division	MML Focused Equity Fund(11)
MML Foreign Division	MML Foreign Fund(11)
MML Fundamental Growth Division	MML Fundamental Growth Fund(11)
MML Fundamental Value Division	MML Fundamental Value Fund(11)
MML Global Division (Service Class I)(27), (33)	MML Global Fund (Service Class I)(11), (27)
MML Global Division (Class II)	MML Global Fund (Class II)(11)
MML Growth Division	MML American Funds® Growth Fund(11)
MML Growth & Income Division	MML Growth & Income Fund(11)
MML Growth Allocation Division	MML Growth Allocation Fund(11)
MML High Yield Division	MML High Yield Fund(12)
MML Income & Growth Division	MML Income & Growth Fund(11)
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund(12)
MML International Division	MML American Funds® International Fund(11)
MML International Equity Division	MML International Equity Fund(11)
MML Large Cap Growth Division	MML Large Cap Growth Fund(11)
MML Managed Bond Division	MML Managed Bond Fund(12)
MML Managed Volatility Division	MML Managed Volatility Fund(11)
MML Mid Cap Growth Division	MML Mid Cap Growth Fund(11)

Notes To Financial Statements (Continued)

The division listed in the first column
Divisions	invests in the fund in this column
MML Mid Cap Value Division	MML Mid Cap Value Fund(11)
MML Moderate Allocation Division	MML Moderate Allocation Fund(11)
MML Short-Duration Bond Division	MML Short-Duration Bond Fund(12)
MML Small Cap Equity Division	MML Small Cap Equity Fund(12)
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund(11)
MML Small Company Value Division	MML Small Company Value Fund(11)
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund(11)
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund(12)
MML Total Return Bond Division	MML Total Return Bond Fund(11)
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund(12)
Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA(13)
Oppenheimer Conservative Balanced Division	Oppenheimer Conservative Balanced Fund/VA(13)
Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA(13)
Oppenheimer Global Division	Oppenheimer Global Fund/VA(13)
Oppenheimer Global Multi-Alternatives Division	Oppenheimer Global Multi-Alternatives Fund/VA(13)
Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA(13)
Oppenheimer Government Money Division	Oppenheimer Government Money Fund/VA(13)
Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA(13)
Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA(13)
Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA(13)
Oppenheimer Total Return Bond Division(28)	Oppenheimer Total Return Bond Fund/VA(13), (28)
PIMCO All Asset Division(27), (33)	PIMCO All Asset Portfolio(14), (27)
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio(14)
PIMCO Emerging Markets Bond Division(27), (33)	PIMCO Emerging Markets Bond Portfolio(14), (27)
PIMCO Global Bond Opportunities Division(27), (35), (36)	PIMCO Global Bond Opportunities Portfolio(14), (27)
PIMCO High Yield Division(27), (33)	PIMCO High Yield Portfolio(14), (27)
PIMCO Long-Term U.S. Government Division(27), (33)	PIMCO Long-Term U.S. Government Portfolio(14), (27)
PIMCO Real Return Division(27), (33)	PIMCO Real Return Portfolio(14), (27)
PIMCO Total Return Division(27), (33)	PIMCO Total Return Portfolio(14), (27)
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio(15)
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio(15)
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio(15)
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio(15)
T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio(15)
Templeton Foreign VIP Division	Templeton Foreign VIP Fund(16)
Templeton Global Bond VIP Division(27), (33)	Templeton Global Bond VIP Fund(16), (27)
VY® Clarion Global Real Estate Division	VY® Clarion Global Real Estate Portfolio(7)
Voya International Index Division(27), (33)	Voya International Index Portfolio(7), (27)
Voya Russell™ Mid Cap Index Division(27), (33)	Voya Russell™ Mid Cap Index Portfolio(7), (27)
Voya Russell™ Small Cap Index Division(27), (33)	Voya Russell™ Small Cap Index Portfolio(7), (27)

Notes To Financial Statements (Continued)

In addition to the one hundred thirty-eight divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

(1)American Century Investment Management, Inc. is the investment adviser to this Fund.

(2)Capital Research and Management Company is the investment adviser to this Fund.

(3)DWS Investment Management Americas Inc. is the investment adviser to this Fund.

(4)Fidelity Management & Research Company is the investment adviser to this Portfolio.

(5)Franklin Advisory Services, LLC is the investment adviser to this Fund.

(6)Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.

(7)Voya Investments, LLC is the investment adviser to this Portfolio.

(8)Invesco Advisers, Inc. is the investment adviser to this Fund.

(9)Janus Capital Management, LLC is the investment adviser to this Portfolio.

(10)Massachusetts Financial Services Company is the investment adviser to this Series.

(11)MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Fund.

(12)MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Fund.

(13)OFI Global Asset Management, Inc. is the investment adviser to this Fund/Portfolio.

(14)Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

(15)T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

(16)Templeton Investment Counsel, LLC is the investment adviser to this Fund.

(17)This division did not have any investment or unit activity in 2016, 2017 and 2018.

(18)BlackRock Advisors, LLC is the investment adviser to this Fund.

(19)Delaware Management Company is the investment adviser to this Series.

(20)The Dreyfus Corporation is the investment adviser to this Portfolio.

(21)Eaton Vance Management is the investment adviser to this Fund.

(22)J.P. Morgan Investment Management Inc. is the investment adviser to this Portfolio.

(23)Lord, Abbett & Co. LLC is the investment adviser to this Portfolio.

(24)FMR Co., Inc. is the investment adviser to this Portfolio.

(25)Franklin Advisers, Inc. is the investment adviser to this Fund.

(26)Franklin Mutual Advisers, LLC is the investment adviser to this Fund.

(27)This Division/Fund became available to the Separate Account as an investment option on June 26, 2017.

(28)Oppenheimer Total Return Bond was formerly known as Oppenheimer Core Bond.

(29)Janus Henderson was formerly known as Janus Aspen.

(30)Ivy Asset Strategy was formerly known as Ivy Funds Asset Strategy.

(31)Fidelity SelectCo, LLC is the investment adviser to this Fund.

(32)Ivy Investment Management Company is the Investment Adviser to this Portfolio.

(33)This division did not have any investment or unit activity in 2017 and 2018.

(34)Prior to July 2, 2018 known as Deutsche Small Cap Index

(35)PIMCO Global Bond Opportunities was formerly known as PIMCO Global Bond.

(36)This Division did not have any investment activity in 2017. Activity for this division commenced on July 25, 2018.

(37)Invesco V.I. Health Care was formerly known as Invesco V.I. Global Health Care.

(38)Goldman Sachs International Equity Insights was formerly known as Goldman Sachs Strategic International Equity.

3.              SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.            Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.            Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

Notes To Financial Statements (Continued)

C.            Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.            Policy Charges

See Note 8B for charges associated with the policies.

E.            Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.             Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.           Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

4.              FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

•                  Level 3 — unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2018. There have been no transfers between levels for the year ended December 31, 2018.

Notes To Financial Statements (Continued)

5.              RELATED PARTY TRANSACTIONS

A.            Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.            Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.        PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	American	American		American
	Century	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Cost of purchases	$5,776,749	$14,915	$1,919,201	$4,179,549	$7,422,590	$2,228,552	$14,237,233	$820,518
Proceeds from sales	(4,673,978)	(3,211)	(2,652,342)	(3,363,916)	(6,264,345)	(1,833,996)	(11,557,845)	(770,089)

		Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs	Sachs	Sachs
	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity
	Growth	VIP	Income	Insights	Value	Value	Growth	Insights
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$23,487	$4,372,022	$362,173	$30,899	$905	$214,494	$4,512,244	$19,945
Proceeds from sales	(8,680)	(2,740,499)	(2,057)	(4,166)	(1,101)	(158,654)	(1,249,789)	(5,309)

	Invesco V.I.			Ivy	Janus	Janus	Janus	Janus
	Diversified	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson
	Dividend	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty
	Division	Division	Division	Division	Division	Division	Division	Division
					(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$542,372	$1,423,253	$1,175,285	$4,500	$8,059	$880,856	$4,836,373	$158,834
Proceeds from sales	(337,502)	(1,076,540)	(912,287)	(581)	(3,251)	(1,037,005)	(3,343,169)	(136,800)

	Janus	Janus		MFS®	MFS®		MML	MML
	Henderson	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced
	Global Research	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
	(Institutional)	(Service)
Cost of purchases	$958,251	$114,736	$378,778	$215,109	$1,996,047	$141,370	$853,382	$926,493
Proceeds from sales	(1,529,162)	(115,396)	(537,371)	(269,002)	(1,628,711)	(2,791,431)	(450,349)	(308,818)

		MML	MML	MML	MML		MML	MML
	MML	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity
	Blend	Growth	Allocation	Allocation	Bond	Equity	Income	Index
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Cost of purchases	$5,042,856	$4,006,694	$905,369	$10,676	$970	$18,756,246	$564,163	$11,339,091
Proceeds from sales	(5,166,784)	(2,329,409)	(762,984)	(1,048)	(213)	(11,482,203)	(177,850)	(9,626,210)

Notes To Financial Statements (Continued)

6.                        PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Growth	Value	Global	Growth	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Class II)
Cost of purchases	$15,676	$92,775	$20,577	$19,248	$179,513	$8,329	$378,485	$1,513,353
Proceeds from sales	(136)	(70,272)	(620)	(1,112)	(91,270)	(2,902)	(140,005)	(657,025)

			MML
	MML	MML	Inflation-		MML	MML	MML	MML
	High	Income	Protected	MML	International	Large Cap	Managed	Managed
	Yield	& Growth	and Income	International	Equity	Growth	Bond	Volatility
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$9,443	$191,323	$1,484,766	$1,808	$2,641	$26,716	$5,705,107	$1,354,588
Proceeds from sales	(645)	(61,845)	(1,449,901)	(276)	(131)	(17,672)	(4,126,571)	(1,825,750)

	MML	MML	MML	MML	MML	MML	MML	MML
	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap
	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$827,008	$447,515	$360,512	$321	$5,455,857	$3,579,673	$1,692	$264,773
Proceeds from sales	(479,014)	(188,341)	(298,677)	(11)	(4,469,884)	(3,510,907)	(187)	(140,523)

	MML					Oppenheimer		Oppenheimer
	Strategic	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global
	Emerging	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-
	Markets	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$14,688	$16,730	$10,381,476	$10,802,508	$159,707	$11,073,235	$16,594,350	$4,787
Proceeds from sales	(4,405)	(279)	(11,426,424)	(10,440,121)	(229,286)	(5,993,043)	(12,063,563)	(12,830)

	Oppenheimer						PIMCO
	Global	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO
	Strategic	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond
	Income	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities
	Division	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$4,476,611	$961,732	$4,071,332	$5,521,131	$777,047	$2,148,089	$156,665	$190,060
Proceeds from sales	(3,998,206)	(1,251,012)	(4,184,485)	(4,350,922)	(846,141)	(1,599,440)	(77,893)	(1,019)

							VY®
	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global
	Growth	Equity Income	Bond	Growth	Growth	VIP	Real Estate
	Division	Division	Division	Division	Division	Division	Division

Cost of purchases	$3,478,767	$4,396,129	$32	$13,652,191	$426,555	$2,246,581	$148,029
Proceeds from sales	(3,303,018)	(3,089,780)	(217)	(11,414,600)	(726,794)	(2,113,223)	(59,780)

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2018 were as follows:

	American	American		American
	Century	Century	American	Funds®	American	DWS	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
2018	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Units purchased	620,998	—	250,325	459,754	608,403	157,730	1,243,897	90,230
Units withdrawn	(1,098,806)	(1,504)	(517,546)	(608,604)	(967,610)	(253,191)	(2,076,225)	(205,527)
Units transferred between divisions and transferred to/from GPA	(239,061)	—	30,314	51,368	(11,231)	21,561	(90,037)	(33,362)
Net increase (decrease)	(716,869)	(1,504)	(236,908)	(97,482)	(370,438)	(73,901)	(922,366)	(148,658)

		Franklin	Goldman	Goldman Sachs	Goldman	Goldman	Goldman	Goldman
	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs	Sachs	Sachs
	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap	Strategic	U.S. Equity
	Growth	VIP	Income	Insights	Value	Value	Growth	Insights
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	—	235,212	—	—	32	1,284	152,072	—
Units withdrawn	(4,063)	(383,815)	(2,086)	(1,964)	(425)	(25,572)	(211,312)	(1,676)
Units transferred between divisions and transferred to/from GPA	—	26,045	362,882	—	—	—	(111,869)	—
Net increase (decrease)	(4,063)	(122,558)	360,796	(1,964)	(393)	(24,288)	(171,109)	(1,676)

	Invesco V.I.			Ivy	Janus	Janus	Janus	Janus
	Diversified	Invesco V.I.	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson
	Dividend	Health Care	Technology	Strategy	Balanced	Balanced	Forty	Forty
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
					(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	117,958	164,120	189,356	1,358	—	99,807	262,935	2,115
Units withdrawn	(125,821)	(103,193)	(198,833)	(421)	(811)	(205,250)	(548,606)	(3,729)
Units transferred between divisions and transferred to/from GPA	38,493	(75,597)	(126,685)	3	—	(11,672)	(185,531)	(605)
Net increase (decrease)	30,630	(14,671)	(136,161)	941	(811)	(117,115)	(471,201)	(2,218)

	Janus	Janus		MFS®	MFS®		MML	MML
	Henderson	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced
	Global Research	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Institutional)	(Service)
Units purchased	352,486	3,289	21,142	9,051	65,347	5,445	236,873	197,928
Units withdrawn	(739,669)	(4,037)	(131,882)	(32,457)	(157,041)	(62,844)	(149,978)	(137,409)
Units transferred between divisions and transferred to/from GPA	(115,824)	5,446	5,403	(1,186)	1,299	(809,021)	(1,929)	255,416
Net increase (decrease)	(503,008)	4,698	(105,337)	(24,592)	(90,395)	(866,420)	84,965	315,935

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML	MML	MML	MML		MML	MML
	MML	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity
	Blend	Growth	Allocation	Allocation	Bond	Equity	Income	Index
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Units purchased	449,271	364,418	217,757	1,165	582	1,607,962	51,125	1,261,308
Units withdrawn	(1,015,024)	(500,523)	(102,136)	(755)	(109)	(3,027,391)	(28,172)	(2,090,100)
Units transferred between divisions and transferred to/from GPA	(40,159)	(74,684)	(41,057)	183	—	(243,953)	89,669	(108,971)
Net increase (decrease)	(605,912)	(210,789)	74,564	593	473	(1,663,382)	112,622	(937,763)

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Growth	Value	Global	Growth	& Income	Allocation
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
					(Class II)
Units purchased	1,392	28,726	1,263	4,389	35,648	1,427	58,393	369,823
Units withdrawn	(143)	(12,481)	(397)	(868)	(17,974)	(1,799)	(38,124)	(203,324)
Units transferred between divisions and transferred to/from GPA	130	(4,914)	27	192	581	(115)	57,635	51,936
Net increase (decrease)	1,380	11,331	893	3,714	18,254	(487)	77,904	218,436

			MML
	MML	MML	Inflation-		MML	MML	MML	MML
	High	Income	Protected	MML	International	Large Cap	Managed	Managed
	Yield	& Growth	and Income	International	Equity	Growth	Bond	Volatility
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	3,583	37,071	353,867	561	1,686	3,208	821,198	380,224
Units withdrawn	(662)	(22,138)	(287,679)	(141)	(168)	(395)	(1,322,793)	(635,342)
Units transferred between divisions and transferred to/from GPA	24	1,344	(126,682)	11	8	27	675,223	(76,247)
Net increase (decrease)	2,945	16,276	(60,494)	431	1,526	2,840	173,628	(331,366)

	MML	MML	MML	MML	MML	MML	MML	MML
	Mid Cap	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap
	Growth	Value	Allocation	Bond	Equity	Growth Equity	Value	Value
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	72,072	56,245	149,122	299	417,374	273,169	346	39,753
Units withdrawn	(44,815)	(24,351)	(84,498)	(43)	(911,816)	(503,351)	(132)	(21,158)
Units transferred between divisions and transferred to/from GPA	22,807	20,746	(56,434)	2	(52,054)	(266,277)	13	1,844
Net increase (decrease)	50,064	52,641	8,190	258	(546,497)	(496,460)	228	20,439

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML					Oppenheimer		Oppenheimer
	Strategic	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global
	Emerging	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-
	Markets	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	18,057	1,398	5,119,527	1,477,149	47,979	933,385	1,291,059	4,275
Units withdrawn	(5,832)	(360)	(4,604,902)	(2,771,095)	(106,748)	(1,737,391)	(2,236,156)	(12,257)
Units transferred between divisions and transferred to/from GPA	194	13,851	(1,831,707)	(883,092)	(8,400)	(234,417)	42,393	—
Net increase (decrease)	12,419	14,889	(1,317,082)	(2,177,038)	(67,169)	(1,038,423)	(902,705)	(7,982)

	Oppenheimer						PIMCO
	Global	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	PIMCO
	Strategic	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Global Bond
	Income	Money	Growth	Main Street	Small Cap	Bond	Strategy	Opportunities
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	988,372	559,100	824,755	639,538	45,321	1,041,081	116,066	—
Units withdrawn	(1,185,379)	(937,538)	(997,364)	(1,099,352)	(72,469)	(896,365)	(26,921)	(1,020)
Units transferred between divisions and transferred to/from GPA	128,626	137,226	(230,303)	(198,967)	(78,936)	27,760	(842)	177,452
Net increase (decrease)	(68,381)	(241,213)	(402,913)	(658,781)	(106,084)	172,475	88,303	176,432

							VY®
	T. Rowe Price		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global
	Growth	Equity Income	Bond	Growth	Growth	VIP	Real Estate
2018 (Continued)	Division	Division	Division	Division	Division	Division	Division

Units purchased	144,374	407,574	—	428,258	44,063	436,102	52,091
Units withdrawn	(260,183)	(657,004)	(128)	(1,178,396)	(228,905)	(678,131)	(18,920)
Units transferred between divisions and transferred to/from GPA	97,800	119,555	—	(188,979)	(678)	94,530	2,586
Net increase (decrease)	(18,009)	(129,875)	(128)	(939,117)	(185,520)	(147,499)	35,756

	American	American		American
	Century	Century	American	Funds®	American	Deutsche	Fidelity®	Fidelity®
	VP Income	VP	Century	Asset	Funds®	Small Cap	VIP	VIP
	& Growth	International	VP Value	Allocation	Growth-Income	Index	Contrafund®	Contrafund®
2017	Division	Division	Division	Division	Division	Division	Division	Division
							(Initial)	(Service)
Units purchased	846,922	—	302,507	522,789	736,723	178,886	1,414,079	104,662
Units withdrawn	(1,380,992)	(1,581)	(583,317)	(998,088)	(1,046,725)	(328,928)	(2,608,224)	(203,437)
Units transferred between divisions and transferred to/from GPA	(598,400)	—	(22,877)	(20,987)	(21,331)	(2,294)	(118,147)	31,436
Net increase (decrease)	(1,132,469)	(1,581)	(303,686)	(496,286)	(331,334)	(152,336)	(1,312,293)	(67,339)

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		Franklin	Goldman	Goldman	Goldman	Goldman Sachs	Goldman
	Fidelity®	Small Cap	Sachs	Sachs	Sachs	Strategic	Sachs	Invesco V.I.
	VIP	Value	Large Cap	Mid Cap	Strategic	International	U.S. Equity	Diversified
	Growth	VIP	Value	Value	Growth	Equity	Insights	Dividend
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	—	253,152	30	7,753	207,484	61	3	110,591
Units withdrawn	(4,125)	(443,954)	(451)	(18,470)	(344,445)	(22,021)	(1,818)	(163,677)
Units transferred between divisions and transferred to/from GPA	—	21,004	—	(55,227)	(76,286)	—	—	(4,643)
Net increase (decrease)	(4,125)	(169,798)	(421)	(65,943)	(213,247)	(21,959)	(1,815)	(57,730)

	Invesco V.I.		Ivy	Janus	Janus	Janus	Janus	Janus
	Global Health	Invesco V.I.	Asset	Henderson	Henderson	Henderson	Henderson	Henderson
	Care	Technology	Strategy	Balanced	Balanced	Forty	Forty	Global Research
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	97,869	176,025	590	—	121,825	352,857	2,417	425,154
Units withdrawn	(113,246)	(278,168)	(139)	(1,357)	(159,101)	(675,660)	(1,895)	(717,050)
Units transferred between divisions and transferred to/from GPA	(7,528)	(104,267)	40,229	—	(25,089)	(407,895)	(187)	(353,777)
Net increase (decrease)	(22,905)	(206,410)	40,680	(1,357)	(62,364)	(730,698)	335	(645,673)

	Janus		MFS®	MFS®		MML	MML
	Henderson	MFS®	Investors	New	MFS®	Aggressive	Balanced	MML
	Global Research	Growth	Trust	Discovery	Research	Allocation	Allocation	Blend
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Service)
Units purchased	2,721	32,952	11,165	103,558	5,150	250,319	143,699	554,889
Units withdrawn	(2,783)	(87,618)	(14,846)	(243,856)	(27,693)	(135,457)	(71,415)	(1,198,107)
Units transferred between divisions and transferred to/from GPA	(202)	110,563	33,719	(55,369)	(3,803)	192,764	59,256	(72,447)
Net increase (decrease)	(263)	55,897	30,037	(195,667)	(26,346)	307,626	131,540	(715,665)

	MML	MML	MML	MML		MML	MML	MML
	Blue Chip	Conservative	Core	Dynamic	MML	Equity	Equity	Focused
	Growth	Allocation	Allocation	Bond	Equity	Income	Index	Equity
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
							(Class II)
Units purchased	394,871	144,347	475	240	1,701,695	45,582	1,325,009	39
Units withdrawn	(498,885)	(19,791)	(321)	(97)	(2,922,106)	(14,793)	(2,257,603)	(32)
Units transferred between divisions and transferred to/from GPA	2,669	160,914	81,821	6,222	(468,865)	25,709	(990,450)	14,555
Net increase (decrease)	(101,345)	285,469	81,975	6,365	(1,689,275)	56,498	(1,923,044)	14,561

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML	MML			MML	MML	MML
	MML	Fundamental	Fundamental	MML	MML	Growth	Growth	High
	Foreign	Growth	Value	Global	Growth	& Income	Allocation	Yield
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
				(Class II)
Units purchased	30,131	450	1,793	24,981	569	48,077	291,069	1,044
Units withdrawn	(11,847)	(152)	(511)	(13,489)	(128)	(23,514)	(87,510)	(388)
Units transferred between divisions and transferred to/from GPA	2,321	42,094	93,098	27,520	33,688	57,115	18,289	64,722
Net increase (decrease)	20,606	42,392	94,380	39,013	34,130	81,678	221,848	65,377

		MML
	MML	Inflation-		MML	MML	MML	MML	MML
	Income	Protected	MML	International	Large Cap	Managed	Managed	Mid Cap
	& Growth	and Income	International	Equity	Growth	Bond	Volatility	Growth
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	35,986	240,899	234	560	1,505	869,500	437,164	62,301
Units withdrawn	(17,366)	(386,650)	(57)	(81)	(672)	(1,157,973)	(663,224)	(26,424)
Units transferred between divisions and transferred to/from GPA	48,884	121,005	17,975	18,732	46,526	368,511	(150,770)	136,820
Net increase (decrease)	67,505	(24,746)	18,152	19,211	47,359	80,038	(376,830)	172,697

								MML
	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	45,865	167,629	66	493,404	323,764	104	34,854	24,357
Units withdrawn	(18,259)	(94,327)	(43)	(872,781)	(597,913)	(66)	(15,147)	(6,757)
Units transferred between divisions and transferred to/from GPA	52,687	45,475	985	12,092	(41,733)	13,036	27,602	31,710
Net increase (decrease)	80,294	118,777	1,008	(367,285)	(315,882)	13,074	47,310	49,309

					Oppenheimer		Oppenheimer	Oppenheimer
	MML	MML	Oppenheimer	Oppenheimer	Discovery		Global	Global
	Total Return	U.S. Government	Capital	Conservative	Mid Cap	Oppenheimer	Multi-	Strategic
	Bond	Money Market	Appreciation	Balanced	Growth	Global	Alternatives	Income
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	362	4,688,379	1,818,083	60,406	1,210,524	1,538,168	1,821	990,313
Units withdrawn	(106)	(9,891,163)	(3,233,294)	(146,266)	(1,961,821)	(2,602,472)	(304)	(1,238,797)
Units transferred between divisions and transferred to/from GPA	35,156	262,530	(1,543,343)	(18,210)	(476,229)	(582,810)	75,547	257,798
Net increase (decrease)	35,411	(4,940,253)	(2,958,554)	(104,070)	(1,227,525)	(1,647,115)	77,064	9,314

Notes To Financial Statements (Continued)

7                           NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

						PIMCO
	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Commodity-	T. Rowe Price
	Government	International	Oppenheimer	Main Street	Total Return	RealReturn®	Blue Chip	T. Rowe Price
	Money	Growth	Main Street	Small Cap	Bond	Strategy	Growth	Equity Income
2017 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division

Units purchased	497,704	791,232	719,703	45,172	761,261	76,834	218,149	396,625
Units withdrawn	(804,549)	(924,860)	(1,232,574)	(55,277)	(1,003,026)	(29,276)	(348,484)	(918,334)
Units transferred between divisions and transferred to/from GPA	(72,491)	(145,445)	(372,298)	76,981	287,852	468	22,526	(113,802)
Net increase (decrease)	(379,336)	(279,073)	(885,168)	66,876	46,087	48,026	(107,809)	(635,510)

	T. Rowe Price				VY®
	Limited-Term	T. Rowe Price	T. Rowe Price	Templeton	Clarion
	Bond	Mid-Cap	New America	Foreign	Global
2017 (Continued)	$	Growth	Growth	VIP	Real Estate

Units purchased	—	514,189	55,145	465,440	38,052
Units withdrawn	(131)	(1,545,558)	(136,610)	(883,554)	(15,627)
Units transferred between divisions and transferred to/from GPA	—	(237,713)	1,324	(100,841)	1,185
Net increase (decrease)	(131)	(1,269,082)	(80,142)	(518,956)	23,609

Notes To Financial Statements (Continued)

8.                                      FINANCIAL HIGHLIGHTS

A.       A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2018 follows:

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

American Century VP Income & Growth Division
2018	10,525,082	$2.44	to	$2.74	$25,843,652	1.91%	0.25%	to	1.00%	(7.80)%	to	(7.10)%
2017	11,241,950	2.65	to	2.95	29,362,754	2.38	0.25	to	1.00	19.29	to	20.19
2016	12,374,420	2.22	to	2.46	26,053,682	2.36	0.25	to	1.00	12.36	to	13.20
2015	12,823,297	1.98	to	2.17	23,313,481	2.10	0.25	to	1.00	(6.56)	to	(5.86)
2014	13,543,405	2.11	to	2.30	26,280,312	2.04	0.25	to	1.00	11.38	to	12.22

American Century VP International Division
2018	140,901	0.96	to	1.14	161,169	1.26	0.25	to	0.60	(15.73)	to	(15.22)
2017	142,405	1.13	to	1.36	193,296	0.86	0.25	to	0.60	12.99	to	30.42
2016	143,987			1.04	149,852	1.05			0.60			(6.06)
2015	145,685			1.11	161,404	0.37			0.60			0.16
2014	151,511			1.11	167,598	1.66			0.60			(6.07)

American Century VP Value Division
2018	4,109,602	2.46	to	3.20	12,074,180	1.66	0.25	to	1.00	(10.06)	to	(9.38)
2017	4,346,509	2.74	to	3.53	14,228,000	1.66	0.25	to	1.00	7.67	to	8.48
2016	4,650,196	2.55	to	3.26	14,116,978	1.74	0.25	to	1.00	19.28	to	20.18
2015	4,670,239	2.13	to	2.71	11,909,152	2.13	0.25	to	1.00	(4.84)	to	(4.12)
2014	5,013,429	2.24	to	2.83	13,423,353	1.54	0.25	to	1.00	11.96	to	12.80

American Funds® Asset Allocation Division
2018	7,165,384	2.43	to	3.02	19,892,745	1.66	0.25	to	1.00	(5.56)	to	(4.84)
2017	7,262,865	2.58	to	3.17	21,305,963	1.54	0.25	to	1.00	15.08	to	15.94
2016	7,759,152	2.24	to	2.73	19,741,367	1.61	0.25	to	1.00	8.32	to	9.14
2015	7,815,261	2.07	to	2.51	18,593,999	1.63	0.25	to	1.00	0.39	to	1.15
2014	8,141,405	2.06	to	2.48	19,013,090	1.49	0.25	to	1.00	4.35	to	5.13

American Funds® Growth-Income Division
2018	10,152,959	2.72	to	3.62	33,200,808	1.40	0.25	to	1.00	(2.77)	to	(2.03)
2017	10,523,397	2.80	to	3.69	35,545,549	1.41	0.25	to	1.00	21.17	to	22.08
2016	10,854,731	2.31	to	3.03	30,273,068	1.49	0.25	to	1.00	10.41	to	11.24
2015	11,207,851	2.09	to	2.72	28,415,871	1.30	0.25	to	1.00	0.45	to	1.20
2014	11,596,041	2.09	to	2.69	29,207,131	1.29	0.25	to	1.00	9.53	to	10.36

DWS Small Cap Index Division
2018	2,825,354	2.54	to	3.10	8,093,826	0.94	0.25	to	1.00	(12.12)	to	(11.45)
2017	2,899,255	2.89	to	3.50	9,439,990	0.97	0.25	to	1.00	13.19	to	14.04
2016	3,051,591	2.55	to	3.07	8,778,408	1.07	0.25	to	1.00	19.83	to	20.73
2015	3,134,821	2.13	to	2.54	7,530,019	1.04	0.25	to	1.00	(5.55)	to	(4.83)
2014	3,211,396	2.25	to	2.67	8,143,727	0.97	0.25	to	1.00	3.70	to	4.48

Fidelity® VIP Contrafund® Division (Initial Class)
2018	18,313,134	3.03	to	3.06	60,778,694	0.70	0.15	to	1.00	(7.31)	to	(6.52)
2017	19,235,499	3.27	to	4.51	68,425,223	0.99	0.25	to	1.00	20.67	to	21.57
2016	20,547,792	2.71	to	3.71	60,163,736	0.79	0.25	to	1.00	6.93	to	7.74
2015	23,727,342	2.53	to	3.44	64,684,270	1.03	0.25	to	1.00	(0.33)	to	0.42
2014	24,279,433	2.54	to	3.43	66,265,541	0.97	0.25	to	1.00	10.83	to	11.66

Notes To Financial Statements (Continued)

8.             FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

Fidelity® VIP Contrafund® Division (Service Class)
2018	1,871,054	$3.09	to	$3.27	$5,677,222	0.60%	0.60%	to	0.75%	(7.19)%	to	(6.49)%
2017	2,019,712	3.33	to	3.52	6,595,001	0.90	0.60	to	0.75	20.86	to	21.04
2016	2,087,051	2.76	to	2.91	5,778,438	0.67	0.60	to	0.75	7.11	to	7.27
2015	2,550,500	2.57	to	2.71	6,630,826	0.93	0.60	to	0.75	(0.19)	to	(0.04)
2014	2,699,853	2.58	to	2.71	7,028,266	0.87	0.60	to	0.75	10.98	to	11.15

Fidelity® VIP Growth Division
2018	89,089	1.13	to	1.71	152,771	0.15	0.25	to	0.60%	(0.87)	to	(0.27)
2017	93,153	1.13	to	1.73	161,149	0.12	0.25	to	0.60	12.84	to	34.20
2016	97,277			1.29	125,401	—			0.60			0.11
2015	101,707			1.29	130,962	0.16			0.60			6.41
2014	106,337			1.21	128,676	0.11			0.60			10.52

Franklin Small Cap Value VIP Division
2018	3,541,006	2.86	to	3.97	12,654,846	0.88	0.25	to	1.00	(13.75)	to	(13.09)
2017	3,663,564	3.32	to	4.57	15,268,606	0.51	0.25	to	1.00	9.55	to	10.38
2016	3,853,362	3.03	to	4.14	14,645,535	0.81	0.25	to	1.00	28.90	to	29.86
2015	3,907,673	2.35	to	3.19	11,657,741	0.63	0.25	to	1.00	(8.31)	to	(7.62)
2014	4,048,524	2.56	to	3.45	13,133,649	0.62	0.25	to	1.00	(0.43)	to	0.32

Goldman Sachs Core Fixed Income Division
2018	360,796			1.00	360,476	0.79			0.25			(0.83)

Goldman Sachs International Equity Insights Division
2018	99,359	0.92	to	1.39	137,721	1.92	0.25	to	0.60	(16.79)	to	(16.28)
2017	101,323	1.09	to	1.67	168,772	1.90	0.25	to	0.60	9.46	to	25.85
2016	123,282			1.32	163,172	2.17			0.60			(3.31)
2015	120,212			1.37	164,553	1.80			0.60			0.45
2014	95,879			1.36	130,657	3.63			0.60			(8.10)

Goldman Sachs Large Cap Value Division
2018	4,945	2.09	to	2.28	10,826	1.27	0.30	to	0.60	(9.01)	to	(8.73)
2017	5,338	2.29	to	2.50	12,859	1.65	0.30	to	0.60	9.20	to	9.53
2016	5,759	2.10	to	2.29	12,676	2.19	0.30	to	0.60	10.92	to	11.25
2015	6,214	1.89	to	2.05	12,317	1.41	0.30	to	0.60	(4.98)	to	(4.70)
2014	6,631	1.99	to	2.16	13,813	1.42	0.30	to	0.60	12.26	to	12.60

Goldman Sachs Mid Cap Value Division
2018	275,848	0.95	to	4.97	1,389,038	1.27	0.25	to	0.60	(11.00)	to	(10.46)
2017	300,137	1.07	to	5.97	1,704,158	0.68	0.25	to	0.60	6.54	to	10.41
2016	366,080	5.06	to	5.39	1,896,554	1.45	0.30	to	0.60	12.85	to	13.19
2015	380,053	4.49	to	4.76	1,727,074	0.35	0.30	to	0.60	(9.79)	to	(9.51)
2014	463,907	4.97	to	5.26	2,353,669	1.00	0.30	to	0.60	12.89	to	13.23

Goldman Sachs Strategic Growth Division
2018	2,829,797	2.14	to	2.77	7,067,602	0.45	0.25	to	1.00	(2.03)	to	(1.29)
2017	3,000,907	2.17	to	2.83	7,411,173	0.53	0.25	to	1.00	29.36	to	30.34
2016	3,214,153	1.66	to	2.19	5,877,315	0.60	0.25	to	1.00	0.97	to	1.73
2015	3,870,281	1.64	to	2.16	6,622,347	0.34	0.25	to	1.00	2.37	to	3.14
2014	4,678,650	1.59	to	2.11	7,809,251	0.37	0.25	to	1.00	12.51	to	13.36

Goldman Sachs U.S. Equity Insights Division
2018	46,830	2.38	to	2.86	112,389	1.23	0.30	to	0.60	(6.76)	to	(6.48)
2017	48,506	2.55	to	3.06	124,927	1.41	0.30	to	0.60	23.33	to	23.70
2016	50,321	2.07	to	2.47	105,142	1.34	0.30	to	0.60	10.07	to	10.40
2015	52,537	1.88	to	2.24	99,765	1.36	0.30	to	0.60	(0.79)	to	(0.49)
2014	54,997	1.90	to	2.25	105,291	1.32	0.30	to	0.60	15.67	to	16.02

Notes To Financial Statements (Continued)

8.             FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

Invesco V.I. Diversified Dividend Division
2018	1,360,598	$1.08	to	$2.23	$1,862,558	2.47%	0.15%	to	1.00%	(8.50)%	to	(7.71)%
2017	1,329,968	1.19	to	1.55	1,924,600	1.69	0.25	to	1.00	7.50	to	8.30
2016	1,387,698	1.10	to	1.43	1,854,236	1.34	0.25	to	1.00	13.67	to	14.53
2015	1,138,579	0.97	to	1.25	1,366,232	1.76	0.25	to	1.00	1.05	to	1.81
2014	1,043,671	0.96	to	1.22	1,235,075	1.74	0.25	to	1.00	11.71	to	12.55

Invesco V.I. Health Care Division
2018	981,671	2.81	to	2.86	3,066,965	—	0.15	to	1.00	(0.10)	to	0.75
2017	996,342	2.81	to	3.39	3,115,697	0.37	0.25	to	1.00	14.68	to	15.54
2016	1,019,247	2.45	to	2.93	2,776,539	—	0.25	to	1.00	(12.34)	to	(11.68)
2015	1,042,490	2.80	to	3.32	3,234,987	—	0.25	to	1.00	2.14	to	2.91
2014	1,085,908	2.74	to	3.22	3,285,585	—	0.25	to	1.00	18.48	to	19.37

Invesco V.I. Technology Division
2018	1,895,917	2.43	to	3.56	3,689,355	—	0.15	to	1.00	(1.45)	to	(0.60)
2017	2,032,079	1.69	to	2.46	3,637,730	—	0.25	to	1.00	33.79	to	34.80
2016	2,238,489	1.25	to	1.84	2,719,502	—	0.25	to	1.00	(1.74)	to	(1.00)
2015	2,585,348	1.26	to	1.87	2,860,192	—	0.25	to	1.00	5.75	to	6.55
2014	2,713,915	1.18	to	1.77	2,854,494	—	0.25	to	1.00	9.95	to	10.77

Ivy VIP Asset Strategy Division
2018	41,621	1.03	to	1.06	43,974	1.90	0.25	to	0.75	(5.44)	to	(5.44)
2017	40,680	1.09	to	1.12	45,453	1.16	0.25	to	0.75	9.29	to	18.27

Janus Henderson Balanced Division (Institutional Class)
2018	59,358			2.68	159,123	2.16			0.60			0.08
2017	60,169			2.68	161,175	1.62			0.60			17.72
2016	61,526			2.28	139,996	2.23			0.60			3.98
2015	62,316			2.19	136,368	1.60			0.60			0.02
2014	63,065			2.19	137,981	1.76			0.60			7.86

Janus Henderson Balanced Division (Service Class)
2018	1,647,762	2.67	to	3.18	4,873,002	1.78	0.25	to	1.00	(0.57)	to	0.18
2017	1,764,877	2.69	to	3.17	5,219,360	1.39	0.25	to	1.00	16.96	to	17.84
2016	1,827,242	2.30	to	2.69	4,604,449	1.88	0.25	to	1.00	3.29	to	4.06
2015	1,986,602	2.23	to	2.59	4,828,508	1.37	0.25	to	1.00	(0.59)	to	0.16
2014	1,974,540	2.24	to	2.59	4,818,850	1.52	0.25	to	1.00	7.16	to	7.97

Janus Henderson Forty Division (Institutional Class)
2018	5,243,064	2.65	to	3.29	18,508,924	—	0.25	to	0.75	1.22	to	1.73
2017	5,714,266	2.61	to	3.25	19,329,223	—	0.25	to	0.75	29.34	to	29.99
2016	6,444,964	2.01	to	2.51	15,917,705	—	0.25	to	0.75	1.43	to	1.94
2015	7,285,204	1.97	to	2.48	16,790,187	—	0.25	to	0.75	11.38	to	11.94
2014	7,900,411	1.76	to	2.23	16,254,249	0.16	0.25	to	0.75	7.92	to	8.46

Janus Henderson Forty Division (Service Class)
2018	49,907	3.90	to	4.61	201,579	—	0.50	to	1.00	0.70	to	1.21
2017	52,125	3.87	to	4.55	206,633	—	0.50	to	1.00	28.71	to	29.35
2016	51,790	3.01	to	3.52	159,130	—	0.50	to	1.00	0.93	to	1.44
2015	52,719	2.98	to	3.47	161,103	—	0.50	to	1.00	10.82	to	11.38
2014	53,043	2.69	to	3.11	145,948	0.03	0.50	to	1.00	7.39	to	7.93

Janus Henderson Global Research Division (Institutional Class)
2018	5,478,036	1.18	to	1.46	8,387,235	1.13	0.25	to	0.75	(7.57)	to	(7.10)
2017	5,981,044	1.27	to	1.58	9,657,867	0.82	0.25	to	0.75	26.08	to	26.71
2016	6,626,717	1.00	to	1.26	8,012,754	1.09	0.25	to	0.75	1.30	to	1.81
2015	7,100,500	0.99	to	1.24	8,009,301	0.64	0.25	to	0.75	(3.02)	to	(2.53)
2014	7,544,222	1.01	to	1.28	8,703,992	1.08	0.25	to	0.75	6.64	to	7.18

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

Janus Henderson Global Research Division (Service Class)
2018	102,872	$1.88	to	$2.39	$216,844	0.86%	0.50%	to	1.00%	(8.01)%	to	(7.55)%
2017	98,174	2.05	to	2.58	236,100	0.69	0.50	to	1.00	25.43	to	26.05
2016	98,437	1.63	to	2.05	188,501	0.93	0.50	to	1.00	0.81	to	1.31
2015	107,614	1.62	to	2.02	205,061	0.52	0.50	to	1.00	(3.50)	to	(3.02)
2014	116,069	1.68	to	2.08	229,442	0.98	0.50	to	1.00	6.11	to	6.65

MFS® Growth Division
2018	730,280	1.15	to	2.75	2,171,458	0.09	0.25	to	0.75	1.90	to	2.67
2017	835,618	1.12	to	2.70	2,414,793	0.12	0.25	to	0.75	12.11	to	30.43
2016	779,721	2.07	to	2.58	1,679,387	0.04	0.30	to	0.75	1.68	to	2.14
2015	844,171	2.04	to	2.52	1,782,359	0.16	0.30	to	0.75	6.76	to	7.24
2014	864,992	1.91	to	2.35	1,710,078	0.10	0.30	to	0.75	8.13	to	8.62

MFS® Investors Trust Division
2018	228,598	2.78	to	3.46	723,146	0.62	0.25	to	1.00	(6.43)	to	(5.72)
2017	253,190	2.97	to	3.67	857,046	0.73	0.25	to	1.00	22.12	to	23.04
2016	223,153	2.43	to	2.99	620,082	0.85	0.25	to	1.00	7.51	to	8.32
2015	228,537	2.26	to	2.75	590,412	0.91	0.25	to	1.00	(0.78)	to	(0.03)
2014	235,802	2.28	to	2.76	611,967	0.95	0.25	to	1.00	9.90	to	10.73

MFS® New Discovery Division
2018	1,245,551	2.86	to	4.15	4,788,712	—	0.25	to	1.00	(2.46)	to	(1.72)
2017	1,335,946	2.94	to	4.22	5,342,292	—	0.25	to	1.00	25.40	to	26.34
2016	1,531,613	2.34	to	3.34	4,871,802	—	0.25	to	1.00	7.97	to	8.78
2015	1,757,337	2.17	to	3.07	5,211,919	—	0.25	to	1.00	(2.86)	to	(2.13)
2014	2,013,904	2.23	to	3.14	6,214,867	—	0.25	to	1.00	(8.18)	to	(7.49)

MFS® Research Division
2018	331,042	2.39	to	2.93	845,994	0.35	0.30	to	0.75	(5.09)	to	(4.66)
2017	1,197,462	2.52	to	3.07	3,542,827	1.36	0.30	to	0.75	22.45	to	23.00
2016	1,223,807	2.06	to	2.50	2,944,485	0.79	0.30	to	0.75	7.93	to	8.41
2015	1,266,534	1.91	to	2.30	2,803,462	0.74	0.30	to	0.75	0.05	to	0.50
2014	1,275,659	1.91	to	2.29	2,813,981	0.80	0.30	to	0.75	9.38	to	9.87

MML Aggressive Allocation Division
2018	1,049,013	1.57	to	2.65	2,365,349	1.39	0.15	to	0.75	(8.81)	to	(8.26)
2017	964,047	1.09	to	1.72	2,340,168	1.06	0.25	to	0.75	8.35	to	17.89
2016	656,421	1.46	to	2.37	1,417,645	1.61	0.50	to	0.75	7.73	to	8.00
2015	502,025	1.35	to	2.19	997,688	2.09	0.50	to	0.75	(1.58)	to	(1.34)
2014	395,103	1.37	to	2.22	797,803	1.13	0.50	to	0.75	5.06	to	5.32

MML Balanced Allocation Division
2018	974,355	1.38	to	2.12	1,598,371	2.42	0.15	to	0.75	(5.19)	to	(4.61)
2017	658,420	1.05	to	1.46	1,165,476	1.99	0.25	to	0.75	4.99	to	10.65
2016	526,881	1.32	to	1.94	854,812	2.14	0.50	to	0.75	5.36	to	5.62
2015	507,071	1.25	to	1.84	765,595	2.71	0.50	to	0.75	(1.11)	to	(0.86)
2014	722,714	1.26	to	1.86	1,041,985	2.63	0.50	to	0.75	4.56	to	4.82

MML Blend Division
2018	7,733,618	2.41	to	2.64	27,125,185	2.11	0.25	to	1.00	(5.30)	to	(4.58)
2017	8,339,530	2.55	to	2.77	31,096,755	2.12	0.25	to	1.00	14.11	to	14.97
2016	9,055,194	2.23	to	2.41	29,068,771	2.14	0.25	to	1.00	8.33	to	9.15
2015	9,607,247	2.06	to	2.21	27,875,164	2.13	0.25	to	1.00	(0.92)	to	(0.17)
2014	10,175,074	2.08	to	2.21	29,791,085	2.07	0.25	to	1.00	9.88	to	10.71

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

MML Blue Chip Growth Division
2018	3,772,586	$2.82	to	$4.36	$9,452,664	—%	0.15%	to	1.00%	0.86%	to	1.72%
2017	3,983,374	1.77	to	2.80	9,546,427	0.01	0.25	to	1.00	34.87	to	35.88
2016	4,084,720	1.30	to	2.07	6,860,480	—	0.25	to	1.00	(0.09)	to	0.66
2015	4,273,785	1.30	to	2.08	6,826,645	—	0.25	to	1.00	9.99	to	10.82
2014	4,575,439	1.17	to	1.89	6,627,855	—	0.25	to	1.00	8.04	to	8.85

MML Conservative Allocation Division
2018	865,508	1.34	to	2.01	1,201,317	2.54	0.15	to	0.75	(4.22)	to	(3.64)
2017	790,945	1.04	to	1.39	1,159,929	2.00	0.25	to	0.75	4.11	to	8.80
2016	505,476	1.28	to	1.85	708,861	2.41	0.50	to	0.75	4.99	to	5.26
2015	395,753	1.22	to	1.76	510,973	2.85	0.50	to	0.75	(1.12)	to	(0.88)
2014	371,391	1.23	to	1.78	480,942	3.21	0.50	to	0.75	4.34	to	4.60

MML Core Allocation Division
2018	82,568	1.02	to	1.18	97,046	1.74	0.25	to	0.75	(4.84)	to	(4.84)
2017	81,975	1.07	to	1.24	101,251	—	0.25	to	0.75	7.47	to	14.94
2016	—			1.07	—	—			0.75			8.97
2015	—			0.99	—	—			0.75			(1.39)

MML Dynamic Bond Division
2018	6,838	1.01	to	1.09	7,464	3.41	0.25	to	0.75	(0.10)	to	(0.10)
2017	6,365	1.01	to	1.09	6,954	1.02	0.25	to	0.75	1.34	to	4.45
2016	—			1.05	—	—			0.75			4.94
2015	—			1.00	—	—			0.75			(0.31)

MML Equity Division
2018	22,663,822	2.22	to	2.58	74,001,101	1.77	0.15	to	0.75	(10.89)	to	(10.13)
2017	24,327,205	2.37	to	2.49	88,570,445	1.82	0.25	to	1.00	14.64	to	15.50
2016	26,016,480	2.05	to	2.17	81,773,406	1.74	0.25	to	1.00	11.48	to	12.31
2015	28,512,661	1.82	to	1.95	78,592,024	2.07	0.25	to	1.00	(4.39)	to	(3.67)
2014	31,447,238	1.89	to	2.03	88,607,590	1.89	0.25	to	1.00	10.46	to	11.29

MML Equity Income Division
2018	305,104	1.22	to	2.52	717,137	2.02	0.15	to	0.75	(9.50)	to	(9.36)
2017	192,482	1.10	to	1.35	494,840	2.07	0.25	to	0.75	10.07	to	16.33
2016	135,986	2.29	to	2.33	314,739	2.12	0.50	to	0.70	17.86	to	18.09
2015	105,150	1.95	to	1.98	205,984	1.94	0.50	to	0.70	(7.53)	to	(7.35)
2014	87,872	2.11	to	2.13	185,944	1.74	0.50	to	0.70	6.79	to	7.01

MML Equity Index Division (Class II)
2018	26,762,994	2.71	to	3.10	71,235,424	1.70	0.15	to	1.00	(5.59)	to	(4.78)
2017	27,700,757	2.87	to	3.06	77,086,744	1.18	0.25	to	1.00	20.29	to	21.20
2016	29,623,801	2.38	to	2.52	66,482,551	1.87	0.25	to	1.00	10.51	to	11.34
2015	31,339,147	2.16	to	2.27	62,107,625	1.65	0.25	to	1.00	0.16	to	0.92
2014	35,250,762	2.15	to	2.25	69,226,923	1.55	0.25	to	1.00	12.22	to	13.07

MML Focused Equity Division
2018	15,941	1.11	to	1.39	22,222	2.81	0.25	to	0.75	1.18	to	1.18
2017	14,561	1.09	to	1.38	20,062	—	0.25	to	0.75	9.39	to	21.99
2016	—			1.13	—	—			0.75			17.96
2015	—			0.96	—	—			0.75			(4.26)

MML Foreign Division
2018	132,279	1.01	to	1.61	199,317	2.25	0.15	to	0.75	(16.03)	to	(15.90)
2017	120,948	1.08	to	1.20	217,714	2.08	0.25	to	0.75	7.80	to	21.73
2016	100,342	1.50	to	1.53	151,333	1.98	0.50	to	0.70	0.73	to	0.94
2015	91,302	1.49	to	1.52	136,743	2.92	0.50	to	0.70	(4.84)	to	(4.65)
2014	71,520	1.57	to	1.59	112,532	2.35	0.50	to	0.70	(7.62)	to	(7.43)

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

MML Fundamental Growth Division
2018	43,285	$1.14	to	$1.32	$57,100	1.10%	0.25%	to	0.75%	0.80%	to	0.80%
2017	42,392	1.13	to	1.31	55,477	—	0.25	to	0.75	12.67	to	27.67
2016	—			1.03	—	—			0.75			3.73
2015	—			0.99	—	—			0.75			(1.18)

MML Fundamental Value Division
2018	98,094	0.98	to	1.14	111,650	1.67	0.25	to	0.75	(10.34)	to	(10.34)
2017	94,380	1.09	to	1.27	119,815	—	0.25	to	0.75	8.75	to	15.10
2016	—			1.10	—	—			0.75			13.25

MML Global Division (Class II)
2018	119,202	1.18	to	2.69	269,514	1.13	0.15	to	0.75	(9.71)	to	(9.57)
2017	100,947	1.30	to	2.89	248,284	1.06	0.50	to	0.75	23.68	to	24.30
2016	61,934	2.30	to	2.34	142,622	1.14	0.50	to	0.70	6.79	to	7.00
2015	47,430	2.15	to	2.18	102,154	1.19	0.50	to	0.70	(2.04)	to	(1.85)
2014	35,932	2.20	to	2.23	78,988	0.90	0.50	to	0.70	3.27	to	3.48

MML Growth Division
2018	33,642	1.11	to	1.37	45,923	0.28	0.25	to	0.75	(0.65)	to	(0.65)
2017	34,130	1.12	to	1.37	46,893	—	0.25	to	0.75	11.55	to	27.78
2016	—			1.08	—	—			0.75			9.00
2015	—			0.99	—	—			0.75			(1.36)

MML Growth & Income Division
2018	262,594	1.26	to	2.90	658,741	0.89	0.15	to	0.75	(5.34)	to	(5.20)
2017	184,689	1.10	to	1.33	468,563	0.85	0.25	to	0.75	10.26	to	23.70
2016	103,011	2.37	to	2.41	245,567	1.09	0.50	to	0.70	8.02	to	8.23
2015	85,526	2.20	to	2.23	188,466	1.23	0.50	to	0.70	(0.21)	to	(0.01)
2014	71,640	2.20	to	2.23	158,172	1.20	0.50	to	0.70	10.41	to	10.63

MML Growth Allocation Division
2018	1,442,591	1.50	to	2.44	3,283,606	1.83	0.15	to	0.75	(7.60)	to	(7.04)
2017	1,224,155	1.07	to	1.62	2,944,300	1.47	0.25	to	0.75	7.18	to	15.21
2016	1,002,307	1.41	to	2.20	2,086,469	1.82	0.50	to	0.75	6.77	to	7.04
2015	842,927	1.32	to	2.05	1,607,208	2.30	0.50	to	0.75	(1.46)	to	(1.21)
2014	654,384	1.34	to	2.08	1,260,851	1.45	0.50	to	0.75	4.98	to	5.24

MML High Yield Division
2018	68,322	0.98	to	1.18	80,332	6.37	0.25	to	0.75	(3.40)	to	(3.40)
2017	65,377	1.02	to	1.22	79,573	2.08	0.25	to	0.75	1.82	to	8.22
2016	—			1.12	—	—			0.75			16.48
2015	—			0.97	—	—			0.75			(3.44)

MML Income & Growth Division
2018	170,252	1.20	to	2.42	337,169	1.77	0.15	to	0.75	(11.82)	to	(11.68)
2017	153,975	1.10	to	1.35	342,385	1.63	0.25	to	0.75	10.45	to	17.43
2016	86,471	2.24	to	2.27	194,847	1.79	0.50	to	0.70	15.59	to	15.82
2015	78,986	1.94	to	1.96	154,018	1.93	0.50	to	0.70	(0.79)	to	(0.59)
2014	73,035	1.95	to	1.97	143,499	1.93	0.50	to	0.70	8.46	to	8.67

MML Inflation-Protected and Income Division
2018	2,982,893	1.40	to	1.50	4,644,811	3.11	0.15	to	1.00	(2.28)	to	(1.44)
2017	3,043,387	1.43	to	1.71	4,824,739	3.33	0.25	to	1.00	2.18	to	2.95
2016	3,068,133	1.40	to	1.66	4,744,436	2.41	0.25	to	1.00	4.17	to	4.95
2015	3,048,075	1.35	to	1.59	4,511,298	1.15	0.25	to	1.00	(2.49)	to	(1.75)
2014	3,165,287	1.38	to	1.61	4,806,773	2.77	0.25	to	1.00	2.42	to	3.19

Notes To Financial Statements (Continued)

8.                        FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

MML International Division
2018	18,583	$0.97	to	$1.14	$21,104	0.83%	0.25%	to	0.75%	(13.52)%	to	(13.52)%
2017	18,152	1.12	to	1.31	23,858	—	0.25	to	0.75	11.79	to	31.65
2016	—			1.00	—	—			0.75			2.97
2015	—			0.97	—	—			0.75			(3.12)

MML International Equity Division
2018	20,737	0.86	to	1.03	21,382	1.59	0.25	to	0.75	(23.79)	to	(23.79)
2017	19,211	1.13	to	1.35	25,992	—	0.25	to	0.75	12.82	to	30.35
2016	—			1.04	—	—			0.75			8.27
2015	—			0.96	—	—			0.75			(4.13)

MML Large Cap Growth Division
2018	50,284	1.11	to	1.29	64,754	0.65	0.25	to	0.75	(2.26)	to	(2.26)
2017	47,444	1.13	to	1.32	62,512	0.02	0.25	to	0.75	13.44	to	33.51
2016	85			0.99	84	—			0.75			(0.38)
2015	—			0.99	—	—			0.75			(0.93)

MML Managed Bond Division
2018	14,954,044	1.55	to	1.60	35,447,667	3.49	0.15	to	1.00	(1.43)	to	(0.59)
2017	14,780,416	1.62	to	2.44	35,244,134	3.19	0.25	to	1.00	3.66	to	4.43
2016	14,700,378	1.56	to	2.33	33,995,060	2.81	0.25	to	1.00	1.73	to	2.49
2015	16,141,060	1.54	to	2.28	36,332,390	2.80	0.25	to	1.00	(1.74)	to	(1.00)
2014	16,917,396	1.56	to	2.30	38,561,173	3.21	0.25	to	1.00	5.40	to	6.19

MML Managed Volatility Division
2018	4,924,228	1.77	to	1.96	8,939,633	1.22	0.15	to	1.00	(5.64)	to	(4.83)
2017	5,255,594	1.87	to	2.00	9,969,494	1.27	0.25	to	1.00	7.95	to	8.76
2016	5,632,424	1.74	to	1.84	9,604,162	1.76	0.25	to	1.00	2.66	to	3.43
2015	5,960,715	1.69	to	1.78	9,653,428	1.76	0.25	to	1.00	1.98	to	2.75
2014	6,294,828	1.66	to	1.73	9,977,943	0.70	0.25	to	1.00	3.36	to	4.14

MML Mid Cap Growth Division
2018	365,457	1.29	to	4.21	1,117,892	—	0.15	to	0.75	(2.32)	to	(2.17)
2017	315,393	1.10	to	1.32	951,777	0.03	0.25	to	0.75	9.88	to	24.81
2016	142,695	3.31	to	3.36	473,765	—	0.50	to	0.70	5.55	to	5.76
2015	126,669	3.13	to	3.18	398,738	—	0.50	to	0.70	6.04	to	6.25
2014	108,629	2.95	to	2.99	322,149	—	0.50	to	0.70	12.48	to	12.70

MML Mid Cap Value Division
2018	262,044	1.16	to	3.13	673,260	1.56	0.15	to	0.75	(13.12)	to	(12.99)
2017	209,403	1.07	to	1.33	600,267	1.38	0.25	to	0.75	6.64	to	11.70
2016	129,109	3.09	to	3.14	401,358	1.57	0.50	to	0.70	22.37	to	22.62
2015	107,789	2.53	to	2.56	273,637	1.89	0.50	to	0.70	(2.14)	to	(1.95)
2014	88,288	2.58	to	2.61	228,664	1.64	0.50	to	0.70	15.85	to	16.08

MML Moderate Allocation Division
2018	586,895	1.43	to	2.25	1,072,577	2.14	0.15	to	0.75	(6.19)	to	(5.62)
2017	578,705	1.06	to	1.52	1,148,828	1.82	0.25	to	0.75	5.88	to	12.48
2016	459,928	1.35	to	2.05	812,213	2.17	0.50	to	0.75	6.09	to	6.35
2015	385,238	1.28	to	1.93	618,622	2.21	0.50	to	0.75	(1.38)	to	(1.14)
2014	431,427	1.29	to	1.95	657,894	1.75	0.50	to	0.75	4.83	to	5.09

MML Short-Duration Bond Division
2018	1,266	1.02	to	1.07	1,349	3.13	0.25	to	0.75	1.53	to	1.53
2017	1,008	1.01	to	1.05	1,058	0.87	0.25	to	0.75	0.88	to	2.55
2016	—			1.02	—	—			0.75			2.80
2015	—			1.00	—	—			0.75			(0.41)

Notes To Financial Statements (Continued)

8.                   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

MML Small Cap Equity Division
2018	6,800,449	$2.43	to	$3.22	$19,872,953	0.49%	0.15%	to	1.00%	(11.09)%	to	(10.32)%
2017	7,346,947	2.73	to	3.79	24,132,173	0.86	0.25	to	1.00	13.23	to	14.08
2016	7,714,232	2.41	to	3.32	22,563,331	1.07	0.25	to	1.00	17.04	to	17.92
2015	7,968,678	2.06	to	2.82	20,112,385	0.84	0.25	to	1.00	(6.57)	to	(5.87)
2014	8,574,949	2.21	to	2.99	22,593,235	0.97	0.25	to	1.00	11.04	to	11.88

MML Small Cap Growth Equity Division
2018	4,059,323	2.94	to	3.35	11,961,793	—	0.15	to	1.00	(5.83)	to	(5.02)
2017	4,555,785	3.12	to	3.45	13,947,859	—	0.25	to	1.00	21.60	to	22.51
2016	4,871,665	2.57	to	2.81	12,102,946	—	0.25	to	1.00	11.63	to	12.46
2015	4,950,423	2.30	to	2.50	10,980,301	—	0.25	to	1.00	(6.04)	to	(5.34)
2014	5,368,909	2.45	to	2.64	12,549,357	—	0.25	to	1.00	4.85	to	5.64

MML Small Company Value Division
2018	13,302	0.94	to	1.22	16,177	0.33	0.25	to	0.75	(12.94)	to	(12.94)
2017	13,074	1.08	to	1.40	18,263	—	0.25	to	0.75	8.48	to	11.69
2016	—			1.25	—	—			0.75			32.46
2015	—			0.94	—	—			0.75			(5.58)

MML Small/Mid Cap Value Division
2018	162,818	1.15	to	3.19	443,894	0.49	0.15	to	0.75	(15.05)	to	(14.92)
2017	142,379	1.11	to	1.35	454,678	0.46	0.25	to	0.75	10.92	to	13.44
2016	95,069	3.17	to	3.22	302,935	0.56	0.50	to	0.70	24.23	to	24.47
2015	82,888	2.55	to	2.59	212,425	0.74	0.50	to	0.70	(6.19)	to	(6.00)
2014	73,979	2.72	to	2.75	201,895	0.65	0.50	to	0.70	8.68	to	8.90

MML Strategic Emerging Markets Division
2018	153,242	0.78	to	0.99	120,611	0.15	0.25	to	0.75	(13.06)	to	(12.40)
2017	140,823	0.90	to	1.13	127,444	0.08	0.25	to	0.75	13.19	to	33.03
2016	91,514	0.67	to	1.02	61,651	0.37			0.75	5.70	to	6.49
2015	91,582	0.64	to	0.96	58,572	0.93			0.75			(14.87)
2014	118,636			0.75	88,827	0.37			0.75			(6.11)

MML Total Return Bond Division
2018	50,300	1.01	to	1.06	53,217	1.99	0.25	to	0.75	(0.07)	to	(0.07)
2017	35,411	1.01	to	1.06	37,492	—	0.25	to	0.75	0.90	to	2.96
2016	—			1.03	—	—			0.75			2.53
2015	—			1.00	—	—			0.75			0.30

MML U.S. Government Money Market Division
2018	13,523,938	1.01	to	1.01	15,760,925	1.32	0.15	to	1.00	0.32	to	1.18
2017	14,841,020	1.01	to	1.33	16,805,767	0.34	0.25	to	1.00	(0.64)	to	0.11
2016	19,781,273	1.02	to	1.33	22,189,202	—	0.25	to	1.00	(0.89)	to	(0.24)
2015	17,437,970	1.03	to	1.33	20,566,171	—	0.25	to	1.00	(0.99)	to	(0.25)
2014	50,555,785	1.04	to	1.34	82,303,326	—	0.25	to	1.00	(1.00)	to	(0.25)

Oppenheimer Capital Appreciation Division
2018	22,024,354	2.22	to	2.87	58,249,800	0.32	0.15	to	1.00	(6.67)	to	(5.87)
2017	24,201,392	2.37	to	3.10	66,455,537	0.24	0.25	to	1.00	25.57	to	26.52
2016	27,159,946	1.89	to	2.45	56,569,215	0.41	0.25	to	1.00	(3.17)	to	(2.45)
2015	29,950,074	1.95	to	2.51	61,022,339	0.09	0.25	to	1.00	2.51	to	3.29
2014	31,652,130	1.90	to	2.43	62,496,492	0.44	0.25	to	1.00	14.26	to	15.12

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

Oppenheimer Conservative Balanced Division
2018	878,876	$1.92	to	$3.06	$1,685,685	1.97%	0.30%	to	0.75%	(6.03)%	to	(5.61)%
2017	946,045	2.04	to	3.24	1,931,192	1.96	0.30	to	0.75	8.44	to	8.93
2016	1,050,115	1.88	to	2.97	1,976,988	2.40	0.30	to	0.75	4.48	to	4.94
2015	1,123,138	1.80	to	2.85	2,024,012	2.27	0.30	to	0.75	0.08	to	0.53
2014	1,213,429	1.80	to	2.82	2,185,105	2.11	0.30	to	0.75	7.39	to	7.87

Oppenheimer Discovery Mid Cap Growth Division
2018	16,893,481	2.43	to	3.29	46,930,970	—	0.15	to	1.00	(7.02)	to	(6.22)
2017	17,931,904	2.61	to	2.80	52,221,659	0.03	0.25	to	1.00	27.51	to	28.47
2016	19,159,429	2.05	to	2.18	42,958,174	—	0.25	to	1.00	1.32	to	2.08
2015	20,265,281	2.02	to	2.13	43,680,241	—	0.25	to	1.00	5.55	to	6.34
2014	21,254,694	1.91	to	2.00	43,262,734	—	0.25	to	1.00	4.73	to	5.52

Oppenheimer Global Division
2018	22,312,600	2.75	to	2.82	82,122,885	0.99	0.15	to	1.00	(14.05)	to	(13.31)
2017	23,215,306	3.20	to	5.36	97,811,579	0.93	0.25	to	1.00	35.31	to	36.32
2016	24,862,420	2.37	to	3.93	75,843,398	1.07	0.25	to	1.00	(0.91)	to	(0.17)
2015	26,446,265	2.39	to	3.94	80,296,406	1.30	0.25	to	1.00	2.91	to	3.68
2014	27,660,797	2.32	to	3.80	81,441,078	1.10	0.25	to	1.00	1.27	to	2.04

Oppenheimer Global Multi-Alternatives Division
2018	69,086	0.96	to	0.99	68,494	0.38	0.25	to	0.75	(3.21)	to	(3.21)
2017	77,068	1.00	to	1.02	78,943	—	0.25	to	0.75	(0.35)	to	0.56
2016	5			1.02	5	—			0.75			3.71

Oppenheimer Global Strategic Income Division
2018	10,037,874	1.68	to	1.70	21,508,479	4.92	0.15	to	1.00	(5.35)	to	(4.54)
2017	10,106,254	1.80	to	2.67	23,127,048	2.29	0.25	to	1.00	5.22	to	6.01
2016	10,096,940	1.71	to	2.52	22,381,947	4.98	0.25	to	1.00	5.48	to	6.27
2015	10,485,422	1.62	to	2.37	22,270,231	5.81	0.25	to	1.00	(3.23)	to	(2.50)
2014	11,224,597	1.68	to	2.43	24,773,685	4.29	0.25	to	1.00	1.82	to	2.58

Oppenheimer Government Money Division
2018	3,098,493	1.29	to	1.58	3,973,557	1.34	0.30	to	0.75	0.59	to	1.05
2017	3,339,705	1.29	to	1.57	4,261,000	0.39	0.30	to	0.75	(0.36)	to	0.09
2016	3,719,041	1.29	to	1.57	4,749,700	0.01	0.30	to	0.75	(0.73)	to	(0.29)
2015	3,704,182	1.30	to	1.57	4,762,070	0.01	0.30	to	0.75	(0.73)	to	(0.28)
2014	3,656,103	1.31	to	1.57	4,739,460	0.01	0.30	to	0.75	(0.74)	to	(0.28)

Oppenheimer International Growth Division
2018	9,613,888	2.17	to	2.27	20,352,676	0.86	0.15	to	1.00	(20.22)	to	(19.54)
2017	10,016,801	2.67	to	2.85	26,085,100	1.41	0.25	to	1.00	25.04	to	25.98
2016	10,295,874	2.12	to	2.28	20,887,222	1.11	0.25	to	1.00	(3.09)	to	(2.36)
2015	11,377,850	2.17	to	2.35	23,448,902	1.16	0.25	to	1.00	2.40	to	3.17
2014	11,606,568	2.10	to	2.29	23,424,232	1.17	0.25	to	1.00	(8.14)	to	(7.45)

Oppenheimer Main Street Division
2018	10,184,573	2.46	to	2.96	25,093,363	1.15	0.15	to	1.00	(8.81)	to	(8.02)
2017	10,843,354	2.35	to	2.70	28,819,972	1.25	0.25	to	1.00	15.75	to	16.62
2016	11,728,522	2.02	to	2.33	26,188,457	1.12	0.25	to	1.00	10.51	to	11.34
2015	12,730,130	1.81	to	2.11	24,598,773	0.92	0.25	to	1.00	2.30	to	3.07
2014	13,685,391	1.76	to	2.06	25,775,388	0.84	0.25	to	1.00	9.60	to	10.43

Oppenheimer Main Street Small Cap Division
2018	539,359	4.47	to	4.83	2,424,752	0.30	0.30	to	0.75	(11.00)	to	(10.59)
2017	645,443	5.03	to	5.41	3,285,140	0.80	0.30	to	0.75	13.31	to	13.82
2016	578,567	4.44	to	4.75	2,574,213	0.52	0.30	to	0.75	17.17	to	17.70
2015	642,202	3.79	to	4.04	2,440,544	0.87	0.30	to	0.75	(6.60)	to	(6.18)
2014	647,428	4.05	to	4.30	2,635,461	0.89	0.30	to	0.75	11.10	to	11.60

Notes To Financial Statements (Continued)

8.      FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

Oppenheimer Total Return Bond Division
2018	9,396,432	$1.08	to	$1.55	$12,443,748	3.28%	0.25%	to	1.00%	(2.01)%	to	(1.27)%
2017	9,223,957	1.10	to	1.57	12,418,542	2.36	0.25	to	1.00	3.55	to	4.32
2016	9,177,870	1.06	to	1.51	11,993,297	3.70	0.25	to	1.00	2.24	to	3.01
2015	8,618,628	1.04	to	1.46	11,085,356	3.99	0.25	to	1.00	(0.04)	to	0.71
2014	8,514,955	1.04	to	1.45	10,928,721	5.20	0.25	to	1.00	6.20	to	7.00

PIMCO CommodityRealReturn® Strategy Division
2018	310,982	0.74	to	0.79	232,562	1.95	0.15	to	0.70	(14.80)	to	(14.33)
2017	222,679	0.87	to	1.09	195,201	10.79	0.25	to	0.70	1.34	to	9.02
2016	174,652	0.86	to	0.87	150,825	1.02	0.50	to	0.70	14.07	to	14.30
2015	146,111	0.75	to	0.76	110,541	3.85	0.50	to	0.70	(26.18)	to	(26.03)
2014	94,084	1.02	to	1.03	96,366	0.28	0.50	to	0.70	(19.19)	to	(19.03)

PIMCO Global Bond Opportunities Division
2018	176,432			0.99	174,285	5.59			0.25			(4.20)

T. Rowe Price Blue Chip Growth Division
2018	3,628,656	3.56	to	4.52	14,956,517	—	0.25	to	1.00	0.90	to	1.66
2017	3,646,665	3.52	to	4.45	14,954,650	—	0.25	to	1.00	34.82	to	35.83
2016	3,754,474	2.61	to	3.27	11,414,335	—	0.25	to	1.00	(0.22)	to	0.53
2015	3,087,025	2.62	to	3.26	9,406,099	—	0.25	to	1.00	9.95	to	10.77
2014	3,222,359	2.39	to	2.94	8,902,658	—	0.25	to	1.00	8.08	to	8.89

T. Rowe Price Equity Income Division
2018	5,493,478	2.37	to	3.02	15,188,122	2.01	0.25	to	1.00	(10.41)	to	(9.73)
2017	5,623,353	2.64	to	3.35	17,339,953	1.75	0.25	to	1.00	14.87	to	15.73
2016	6,258,863	2.30	to	2.89	16,787,672	2.28	0.25	to	1.00	17.99	to	18.87
2015	7,135,816	1.95	to	2.43	16,298,568	1.82	0.25	to	1.00	(7.78)	to	(7.09)
2014	7,366,231	2.12	to	2.62	18,196,715	1.75	0.25	to	1.00	6.31	to	7.11

T. Rowe Price Limited-Term Bond Division
2018	919	1.01	to	1.63	1,497	2.03	0.25	to	0.60	0.57	to	1.18
2017	1,047	1.00	to	1.62	1,695	1.45	0.25	to	0.60	0.21	to	0.45
2016	1,178			1.61	1,899	1.35			0.60			0.76
2015	1,321			1.60	2,113	1.13			0.60			(0.29)
2014	1,448			1.60	2,323	1.31			0.60			0.04

T. Rowe Price Mid-Cap Growth Division
2018	10,060,534	4.12	to	6.60	50,673,306	—	0.25	to	1.00	(3.01)	to	(2.28)
2017	10,999,651	4.25	to	6.75	56,582,781	—	0.25	to	1.00	23.54	to	24.46
2016	12,268,733	3.44	to	5.42	50,472,128	—	0.25	to	1.00	5.20	to	5.99
2015	13,242,525	3.27	to	5.12	51,112,401	—	0.25	to	1.00	5.50	to	6.30
2014	14,050,895	3.10	to	4.81	51,176,782	—	0.25	to	1.00	11.99	to	12.83

T. Rowe Price New America Growth Division
2018	962,993	2.80	to	3.57	2,800,329	0.14	0.30	to	0.75	0.40	to	0.85
2017	1,148,513	2.79	to	3.54	3,311,867	0.10	0.30	to	0.75	33.43	to	34.03
2016	1,228,656	2.09	to	2.64	2,652,149	0.04	0.30	to	0.75	0.55	to	1.00
2015	1,311,385	2.08	to	2.61	2,810,404	—	0.30	to	0.75	7.79	to	8.27
2014	1,381,822	1.93	to	2.42	2,754,241	—	0.30	to	0.75	8.52	to	9.01

Templeton Foreign VIP Division
2018	5,959,755	1.65	to	1.70	9,952,036	2.66	0.25	to	1.00	(16.29)	to	(15.65)
2017	6,107,253	1.95	to	2.03	11,957,352	2.60	0.25	to	1.00	15.53	to	16.40
2016	6,626,209	1.68	to	1.76	11,052,281	1.93	0.25	to	1.00	6.11	to	6.91
2015	7,030,422	1.57	to	1.66	10,600,246	3.22	0.25	to	1.00	(7.42)	to	(6.73)
2014	7,298,569	1.68	to	1.79	11,866,293	1.87	0.25	to	1.00	(12.02)	to	(11.35)

Notes To Financial Statements (Continued)

8.                   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value(3) (Lowest to Highest)			Net Assets	Investment Income Ratio(1)	Expense Ratio(2) (Lowest to Highest)			Total Return(3) (Lowest to Highest)

VY® Clarion Global Real Estate Division
2018	174,554	$1.91	to	$2.02	$336,952	5.13%	0.15%	to	0.70%	(9.38)%	to	(8.88)%
2017	138,798	2.11	to	2.15	295,310	3.54	0.50	to	0.70	9.73	to	9.95
2016	115,189	1.92	to	1.95	222,918	1.12	0.50	to	0.70	(0.08)	to	0.12
2015	98,553	1.92	to	1.95	190,067	2.92	0.50	to	0.70	(1.95)	to	(1.75)
2014	74,041	1.96	to	1.99	145,677	1.13	0.50	to	0.70	13.06	to	13.29

(1)          The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

(2)          The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)          The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

B.                 The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy

This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.

This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount

This charge is assessed through a redemption of units.

Face Amount Charge

$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.

This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge

$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.

These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount

This charge is assessed through a redemption of units.

Notes To Financial Statements (Continued)

8.                   FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:

The rider charges do not apply to all segments within the Separate Account.

These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk
$0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.28 per $1 of monthly deductions
$0.00 to $0.04 per $1 of specified benefit amount
$0.00 to $0.32 per $100 of specified benefit amount
$0.009 to $0.149 per $1 of specified premium
$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk
$0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction
$0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children’s Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $0.78 per $1,000 of rider coverage

9.              SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 19, 2019, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2018 and 2017 and

for the years ended December 31, 2018, 2017 and 2016

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2018 and 2017, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2018, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance , which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices as described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the three-year period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the three-year period ended December 31, 2018, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/KPMG

Hartford, Connecticut
February 23, 2019, except for Note 18,
as to which the date is March 19, 2019

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2018	2017
	(In Millions)
Assets:
Bonds	$97,079	$90,435
Preferred stocks	744	768
Common stocks — subsidiaries and affiliates	12,327	14,424
Common stocks — unaffiliated	500	1,212
Mortgage loans	23,624	22,580
Policy loans	13,873	13,327
Real estate	488	857
Partnerships and limited liability companies	8,599	7,678
Derivatives	8,741	8,857
Cash, cash equivalents and short-term investments	4,318	3,580
Other invested assets	943	203
Total invested assets	171,236	163,921
Investment income due and accrued	3,018	2,199
Federal income taxes	612	544
Deferred income taxes	983	761
Other than invested assets	3,320	3,476
Total assets excluding separate accounts	179,169	170,901
Separate account assets	64,478	69,162
Total assets	$243,647	$240,063

Liabilities and Surplus:
Policyholders’ reserves	$121,978	$115,764
Liabilities for deposit-type contracts	14,370	13,014
Contract claims and other benefits	479	513
Policyholders’ dividends	1,713	1,601
General expenses due or accrued	1,096	1,074
Asset valuation reserve	3,307	3,207
Repurchase agreements	4,768	4,204
Commercial paper	250	250
Collateral	2,946	2,661
Derivatives	4,912	5,979
Funds held under coinsurance	4,099	4,001
Other liabilities	3,641	2,928
Total liabilities excluding separate accounts	163,559	155,196
Separate account liabilities	64,478	69,162
Total liabilities	228,037	224,358
Surplus	15,610	15,705
Total liabilities and surplus	$243,647	$240,063

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Revenue:
Premium income	$22,929	$17,486	$21,432
Net investment income	7,774	6,542	6,334
Fees and other income	1,018	1,425	1,283
Total revenue	31,721	25,453	29,049
Benefits and expenses:
Policyholders’ benefits	23,007	20,019	18,312
Change in policyholders’ reserves	4,499	740	7,387
Change in group annuity reserves assumed	(1,221)	(887)	(1,510)
General insurance expenses	2,366	2,604	2,251
Commissions	1,062	1,009	938
State taxes, licenses and fees	258	245	237
Total benefits and expenses	29,971	23,730	27,615
Net gain from operations before dividends and federal income taxes	1,750	1,723	1,434
Dividends to policyholders	1,695	1,569	1,566
Net gain from operations before federal income taxes	55	154	(132)
Federal income tax expense (benefit)	(168)	(320)	(326)
Net gain from operations	223	474	194
Net realized capital (losses) gains	(1,044)	(422)	(208)
Net (loss) income	$(821)	$52	$(14)

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2018	2017	2016
		(In Millions)
Surplus, beginning of year	$15,705	$15,423	$14,983
Decrease due to:
Net (loss) income	(821)	52	(14)
Change in net unrealized capital gains (losses), net of tax	1,779	368	1,105
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(594)	721	(441)
Change in other net deferred income taxes	291	(1,084)	247
Change in nonadmitted assets	(716)	124	(326)
Change in asset valuation reserve	(100)	(29)	(361)
Change in surplus notes	—	36	—
Change in minimum pension liability	128	61	6
Prior period adjustments	(47)	45	34
Other	(15)	(12)	190
Net (decrease) increase	(95)	282	440
Surplus, end of year	$15,610	$15,705	$15,423

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2018	2017	2016
		(In Millions)
Cash from operations:
Premium and other income collected	$23,625	$22,194	$21,685
Net investment income	6,762	6,542	6,394
Benefit payments	(22,916)	(19,718)	(17,832)
Net transfers from separate accounts	3,091	3,510	2,282
Net receipts from group annuity reserves assumed	1,221	887	1,510
Commissions and other expenses	(3,924)	(3,523)	(3,355)
Dividends paid to policyholders	(1,588)	(1,577)	(1,698)
Federal and foreign income taxes recovered (paid)	162	(3)	353
Net cash from operations	6,433	8,312	9,339

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	19,214	19,838	14,660
Preferred and common stocks — unaffiliated	985	516	577
Common stocks — affiliated	1,723	346	75
Mortgage loans	2,330	3,062	3,847
Real estate	276	226	59
Partnerships and limited liability companies	2,155	1,972	908
Derivatives	633	54	545
Other	(548)	(273)	(122)
Total investment proceeds	26,768	25,741	20,549
Cost of investments acquired:
Bonds	(26,526)	(24,910)	(21,393)
Preferred and common stocks — unaffiliated	(311)	(887)	(379)
Common stocks — affiliated	(583)	(230)	(1,499)
Mortgage loans	(3,698)	(4,543)	(3,505)
Real estate	233	(267)	(201)
Partnerships and limited liability companies	(1,653)	(1,851)	(1,568)
Derivatives	(927)	(598)	(627)
Other	202	(89)	115
Total investments acquired	(33,263)	(33,375)	(29,057)
Net increase in policy loans	(546)	(867)	(648)
Net cash from investing activities	(7,041)	(8,501)	(9,156)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	87	1,360	755
Cash provided by surplus note issuance	—	36	—
Change in repurchase agreements	565	(525)	(401)
Change in collateral	50	(180)	712
Other cash provided (used)	644	(648)	(572)
Net cash from financing and miscellaneous sources	1,346	43	494
Net change in cash, cash equivalents and short-term investments	738	(146)	677
Cash, cash equivalents and short-term investments:
Beginning of year	3,580	3,726	3,049
End of year	$4,318	$3,580	$3,726

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.     Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer (DTC), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life, individual annuities and disability insurance. The Company’s DTC distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and long term care products distributed through investment advisors.

2.     Summary of significant accounting policies

a.   Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:  (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income; and (t) the change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.   Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.   Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.   Common stocks — subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State), and MassMutual Holding LLC (MMHLLC), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value, adjusted by a portion of its noncontrolling interests (NCI) after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,749 million as of December 31, 2018 and $2,703 million as of December 31, 2017. Operating results, less dividends declared, for MMHLLC is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks — subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual International LLC (MMI) was classified as common stocks — subsidiaries and affiliates as of December 31, 2017 and as partnerships and LLCs as of December 31, 2018. MMI was accounted for using the statutory equity method in both years. Prior to December 31, 2018, the Company accounts for the value of MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. At December 31, 2018, the value of MMI was recorded at its underlying U.S. GAAP equity value. The change in the value of MMI is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus.

Refer to Note 5c. “Common stocks — subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

e.     Common stocks — unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

   f.     Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.   Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2018 and 2017. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

h.   Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

i.    Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

MMI was classified as common stocks — subsidiaries and affiliates as of December 31, 2017 and as partnerships and LLCs as of December 31, 2018. MMI was accounted for using the statutory equity method in both years.  Prior to December 31, 2018, the Company accounts for the value of MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets.  At December 31, 2018, the value of MMI was recorded at its underlying U.S. GAAP equity value.  The change in the value of MMI is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus.

Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

   j.   Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

k.   Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.    Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

m.  Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

n.   Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

o.   Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts.  Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder.  For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

  p.  Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on:  (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

q.   Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

r.    Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statutory Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond markets causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years. These options are only available upon contract issue.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals:  (1) Dollar for dollar adjustment — during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment — during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and  policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

LTC policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.    Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

t.      Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2018 and December 31, 2017.

u.   Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

v.   Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

w.  Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.     Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes.  Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

  y.     Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

z.     Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants   receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The phantom share price is determined as the greater of the share price calculated using management basis core operating income or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

aa.     Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, amounts withheld, other miscellaneous liabilities, liabilities for employee benefits and due and accrued separate account transfers.

bb.     Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.     Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds.  OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary:  (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure.  Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary:  (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.     New accounting standards

Adoption of new accounting standards

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51R using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The modifications are not expected to have a material effect on the Company’s total life reserves and surplus in the financial statements.

In June 2017, the NAIC adopted modifications to SSAP No. 37, Mortgage Loans, which became effective June 8, 2017.  These modifications clarify that a reporting entity providing a mortgage loan as a “participant in a mortgage loan agreement”, should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender.  These modifications did not have a financial impact on the Company.  The Company has added the additional disclosures to the Company’s financial statements.

In January 2017, the NAIC adopted modifications to SSAP No. 86, Derivatives, which were effective January 1, 2018. The modifications maintain gross reporting of derivative variation margin as a separate unit of account, rather than characterizing as a legal settlement with mark-to-market changes recorded in surplus. Regarding exchange traded futures, these modifications further clarified that variation margin and mark-to-market changes should be recorded in the same manner as all other derivative instruments. Starting in 2018, the Company records mark-to-market gains and losses from exchange traded futures as unrealized gains or losses instead of realized gains or losses and grosses up the derivatives and collateral line items on its financial statements. These modifications did not impact total surplus and did not have a material impact on the Company’s financial statements.

In April 2017, the NAIC adopted modifications to SSAP No. 69, Statement of Cash Flows, to adopt Accounting Standards Update (ASU) No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, in its entirety, effective January 1, 2018 on a retrospective basis. These modifications address the classification and disclosure of certain items within the statements of cash flows. Upon adoption, proceeds from the settlement of the Company’s corporate owned life insurance policies were classified as investing activities instead of operating activities. Additionally, the Company elected to apply the nature of distribution approach to subsidiary, controlled or affiliated equity method investments and the cumulative earnings approach to all other equity method investments in determining whether distributions received from equity method investees are returns on investment, recorded as operating activities, or returns of investment, recorded as investing activities. Although the adoption of these modifications required reclassification between investing and operating cash flows, they did not have a material impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In November 2017, the NAIC adopted modifications to SSAP No. 100R, Fair Value, allowing NAV per share as a practical expedient to fair value, either when specifically named in a SSAP or when the investee qualifies as an investment company, which were effective January 1, 2018. These modifications adopted, with modification, applicable U.S. GAAP, allowing greater consistency with Financial Accounting Standards Board’s allowable use of NAV. These modifications also included the U.S. GAAP requirement to report instruments measured at NAV as a practical expedient outside of the fair value hierarchy disclosure as a separate item, along with a description of the terms and conditions of redemption features, amounts of unfunded commitments, restrictions to sell, and various other items. As a result of these modifications, the NAIC issued SSAP No. 100R, Fair Value. The adoption of these modifications did not have an impact on the Company’s financial statements.

In November 2017, the NAIC adopted modifications to SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, for Subsidiary and Controlled Affiliate (SCA) loss tracking and filing deadlines, which were effective December 31, 2018. The modifications add a loss-tracking disclosure for inclusion in year-end financial statements, which will track the losses beginning when the SCA’s equity value falls below zero and will remain as long as the SCA’s equity value remains in a deficit position and through the first year in which the equity position becomes positive. The modifications further clarify the SCA filing deadlines that have extended the Sub-1 filings from a 30-day to a 90-day timeframe and the Sub 2 from a June 30th deadline to an August 31st deadline. For SCA filings that regularly occur after the August 31st deadline, the filing is due one month after the audit date. The Company has adopted these modifications and currently has very few SCA’s in a loss position. The adoption of this modification did not materially impact the Company’s financial statements.

In February 2018, the NAIC adopted modifications to SSAP No. 9, Subsequent Events, and SSAP No. 101, Income Taxes, to temporarily allow any revised tax calculations resulting from the Tax Cuts and Job Act (the Act) that occurred after statutory filing, to be classified as changes in estimate, thus avoiding classification as Type 1 subsequent events. Under SSAP No. 9, reporting entities are generally required to amend their filed statutory financial statements in their domestic state to ensure that the statutory financial statements and the audited financial statements are consistent if a Type 1 event is identified after the statutory financial statements are filed, but before the audited financial statements are issued. The adoption of this modification did not materially impact the Company’s financial statements.

In February 2018, the NAIC adopted modifications to SSAP No. 92, Pensions, and SSAP No. 102, Postretirement Benefits Other Than Pension, to eliminate the reconciliation of level 3 pension plan assets from the Company’s financial statement disclosures, which were effective March 24, 2018. These modifications further clarify that detailed information regarding the reconciliation of the level 3 fair value categories of these assets is no longer required for statutory reporting purposes as the plan assets are not reported in the balance sheet of insurance entities.  The Company has adopted these modifications.

In November 2018, the NAIC adopted modifications to SSAP No. 15, Debt and Holding Company Obligations, and SSAP No. 25, Affiliates and Other Related Parties, to clarify that (1) forgiveness of a reporting entity obligation should be recognized as contributed capital; (2) forgiveness of an amount owed to the reporting entity should be recognized as a dividend; and (3) waivers or modifications to ‘amounts charged’ in transactions involving services provided between related parties should be reassessed to determine that the fair and reasonable standards requirement continues to be met. These modifications also clarify that if the transaction is with a parent or other stockholder and the charge for services has been fully waived the guidance in SSAP No. 72, Surplus and Quasi-Reorganization, for recognition as contributed capital (forgiveness of a reporting entity obligation) or as a dividend (forgiveness of amount owed to the reporting entity) should be applied. The Company has adopted these modifications.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future adoption of new accounting standards

In November 2018, the NAIC adopted modifications to the liquidity risk disclosure requirements of SSAP No. 51R, Life Contracts, No. 52, Deposit-Type Contracts, and No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, effective December 31, 2019. The modifications will require the Company to provide additional liquidity risk information such as current surrender charges, amount of account value, cash value and reserves breakouts by withdrawal characteristics for certain general and separate account products and groups of products. Additionally, a reconciliation of amounts of total reserves disclosed to the applicable annual statement exhibits, and the corresponding financial statement line items will be required. The Company is currently evaluating the impact of the modifications to the liquidity risk disclosures in its financial statements.

In November 2018, the NAIC issued SSAP No. 30R, Unaffiliated Common Stock, effective January 1, 2019. These clarifications to unaffiliated common stock include SEC registered investment companies, such as closed-end mutual funds and unit investments trusts. The modification also includes public stock warrants, while nonpublic stock warrants would be classified as derivative instruments. The Company is currently evaluating these modifications to determine the potential impact on its financial statements.

In November 2018, the NAIC issued SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, to provide special accounting guidance for limited derivatives hedging variable annuity guarantee benefits that are subject to fluctuations from interest rates. This modification applies to variable annuity contracts and other contracts involving certain guaranteed benefits that are valued under principles-based reserving. This modification permits an insurer to use macro-hedging by designating as the host contract, an entire book of business or subsection consisting of interest sensitive variable annuity guarantee benefits, in a fair value hedge. The Company is required to record at fair value the interest rate sensitive variable annuity guarantee (that is, the hedged item) and the related derivative hedging instrument. Changes in the fair value of the derivatives attributable to the hedged item are recorded in realized gains and losses to offset the changes in the fair value of the hedged item. The excess or deficiency of the change in fair value of the derivative compared to the change in the fair value of the hedged item should be recorded as an admitted deferred asset or deferred liability, and amortized through realized capital gains and losses over the remaining term of the interest rate sensitive variable annuity, not to exceed 10 years. The Company is also required to record a special surplus allocation of an amount equal to the deferred asset and deferred liability from unassigned surplus. Changes in the fair value of the derivative that is not attributable to the hedge risk should be recorded in unrealized gains and losses. The Company will be required to disclose information about the derivative and related hedged items. The Company is currently evaluating this guidance to determine the potential impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.     Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2018
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,854	$6,193	$—	$6,193	$—
All other governments	1,487	1,481	—	1,415	66
States, territories and possessions	614	647	—	647	—
Political subdivisions	547	571	—	571	—
Special revenue	5,927	6,421	—	6,412	9
Industrial and miscellaneous	75,124	74,538	10	42,695	31,833
Parent, subsidiaries and affiliates	7,526	7,570	—	1,172	6,398
Preferred stocks	744	734	12	—	722
Common stocks - subsidiaries and affiliates	398	398	233	—	165
Common stocks - unaffiliated	500	500	194	—	306
Mortgage loans - commercial	22,357	22,794	—	—	22,794
Mortgage loans - residential	1,267	1,211	—	—	1,211
Derivatives:
Interest rate swaps	6,629	6,858	—	6,858	—
Options	911	911	—	911	—
Currency swaps	843	843	—	843	—
Forward contracts	106	113	—	113	—
Credit default swaps	18	6	—	6	—
Interest rate caps and floors	18	18	—	18	—
Financial futures	216	216	—	216	—
Cash, cash equivalents and short-term investments	4,318	4,318	175	4,143	—
Separate account assets	64,478	64,478	41,358	22,569	551
Financial liabilities:
Guaranteed interest contracts	8,825	8,729	—	—	8,729
Group annuity contracts and other deposits	17,863	17,951	—	—	17,951
Individual annuity contracts	8,131	8,925	—	—	8,925
Supplementary contracts	1,178	1,179	—	—	1,179
Repurchase agreements	4,768	4,768	—	4,768	—
Commercial paper	250	250	—	250	—
Derivatives:
Interest rate swaps	4,647	5,111	—	5,111	—
Options	5	5	—	5	—
Currency swaps	232	232	—	232	—
Forward contracts	12	28	—	28	—
Credit default swaps	2	3	—	3	—
Financial futures	14	14	—	14	—

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common stocks — subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $11,929 million.

	December 31, 2017
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$7,149	$7,697	$—	$7,696	$1
All other governments	1,181	1,269	—	1,200	69
States, territories and possessions	596	651	—	651	—
Political subdivisions	532	576	—	576	—
Special revenue	5,814	6,518	—	6,507	11
Industrial and miscellaneous	68,140	71,342	—	41,333	30,009
Parent, subsidiaries and affiliates	7,023	7,133	—	1,075	6,058
Preferred stocks	768	786	36	—	750
Common stocks - subsidiaries and affiliates	454	454	344	—	110
Common stocks - unaffiliated	1,212	1,212	901	—	311
Mortgage loans - commercial	20,777	21,301	—	—	21,301
Mortgage loans - residential	1,803	1,760	—	—	1,760
Derivatives:
Interest rate swaps	7,684	8,269	—	8,269	—
Options	745	745	—	745	—
Currency swaps	386	386	—	385	1
Forward contracts	13	22	—	22	—
Credit default swaps	29	36	—	36	—
Cash, cash equivalents and short-term investments	3,580	3,580	218	3,362	—
Separate account assets	69,162	69,162	46,006	22,447	709
Financial liabilities:
Guaranteed interest contracts	8,834	8,549	—	—	8,549
Group annuity contracts and other deposits	18,132	18,505	—	—	18,505
Individual annuity contracts	6,570	8,009	—	—	8,009
Supplementary contracts	1,167	1,168	—	—	1,168
Repurchase agreements	4,204	4,204	—	4,204	—
Commercial paper	250	250	—	250	—
Derivatives:
Interest rate swaps	5,314	5,372	—	5,372	—
Options	7	7	—	7	—
Currency swaps	569	569	—	561	8
Forward contracts	88	88	—	88	—
Credit default swaps	1	1	—	1	—

Common stocks — subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,970 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 — Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 — One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$30	$64	$104
Parent, subsidiaries and affiliates	—	82	66	148
Common stocks - subsidiaries and affiliates	233	—	165	398
Common stocks - unaffiliated	194	—	306	500
Derivatives:
Interest rate swaps	—	6,629	—	6,629
Options	—	911	—	911
Currency swaps	—	843	—	843
Forward contracts	—	106	—	106
Interest rate caps and floors	—	18	—	18
Financial futures	—	216	—	216
Separate account assets	41,358	22,569	551	64,478
Total financial assets carried at fair value	$41,795	$31,404	$1,152	$74,351

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$4,647	$—	$4,647
Options	—	5	—	5
Currency swaps	—	232	—	232
Forward contracts	—	12	—	12
Financial futures	—	15	—	15
Total financial liabilities carried at fair value	$—	$4,911	$—	$4,911

For the year ended December 31, 2018, there were no significant transfers between Level 1 and Level 2 and the Company does not have any financial instruments that were carried at NAV as a practical expedient.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2017
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$—	$6	$—	$6
Industrial and miscellaneous	—	11	55	66
Parent, subsidiaries and affiliates	—	18	61	79
Preferred stocks	3	—	2	5
Common stocks - subsidiaries and affiliates	344	—	110	454
Common stocks - unaffiliated	901	—	311	1,212
Derivatives:
Interest rate swaps	—	7,684	—	7,684
Options	—	745	—	745
Currency swaps	—	385	1	386
Forward contracts	—	13	—	13
Separate account assets	46,006	22,447	709	69,162
Total financial assets carried at fair value	$47,254	$31,309	$1,249	$79,812

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$5,314	$—	$5,314
Options	—	7	—	7
Currency swaps	—	561	8	569
Forward contracts	—	88	—	88
Total financial liabilities carried at fair value	$—	$5,970	$8	$5,978

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. For the year ended December 31, 2017, $298 million of unaffiliated common stock were transferred from Level 2 to Level 1.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets — These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) — These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) — These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities — These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains	Gains
	Balance	(Losses) in	(Losses)								Balance
	as of	Net	in					Transfers			as of
	1/1/18	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/18
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$55	$(4)	$(5)	$—	$1	$—	$(9)	$—	$—	$26	$64
Parent, subsidiaries, and affiliates	61	4	(7)	9	—	—	(6)	5	—	—	66
Preferred stocks	2	—	—	—	—	—	—	—	—	(2)	—
Common stocks - subsidiaries and affiliates	110	—	41	5	6	—	(10)	9	—	4	165
Common stocks - unaffiliated	311	6	14	16	3	—	(44)	—	—	—	306
Derivatives:
Currency swaps	1	—	—	—	—	—	—	—	(1)	—	—
Separate account assets	709	7	1	112	—	(278)	—	—	—	—	551
Total financial assets	$1,249	$13	$44	$142	$10	$(278)	$(69)	$14	$(1)	$28	$1,152

Financial liabilities
Derivatives:
Currency swaps	$8	$—	$—	$—	$—	$—	$—	$—	$(8)	$—	$—

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now lower than the book value.

		Gains	Gains
	Balance	(Losses) in	(Losses)								Balance
	as of	Net	in					Transfers			as of
	1/1/17	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/17
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$57	$1	$(4)	$—	$—	$—	$(4)	$—	$(8)	$13	$55
Parent, subsidiaries, and affiliates	52	—	9	—	—	—	—	—	—	—	61
Preferred stocks	3	—	—	1	—	—	—	—	—	(2)	2
Common stocks - subsidiaries and affiliates	63	—	13	—	46	—	(11)	—	—	(1)	110
Common stocks - unaffiliated	189	(6)	30	38	—	(8)	(3)	75	(6)	2	311
Derivatives:
Currency swaps	—	—	(5)	—	—	—	—	6	—	—	1
Separate account assets	738	55	—	72	—	(150)	(1)	—	(5)	—	709
Total financial assets	$1,102	$50	$43	$111	$46	$(158)	$(19)	$81	$(19)	$12	$1,249

Financial liabilities
Derivatives:
Currency swaps	$—	$—	$4	$—	$—	$—	$—	$4	$—	$—	$8

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.     Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.              Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2018
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$5,854	$360	$21	$6,193
All other governments	1,487	29	35	1,481
States, territories and possessions	614	35	2	647
Political subdivisions	547	27	3	571
Special revenue	5,927	517	23	6,421
Industrial and miscellaneous	75,124	1,337	1,923	74,538
Parent, subsidiaries and affiliates	7,526	112	68	7,570
Total	$97,079	$2,417	$2,075	$97,421

The December 31, 2018 gross unrealized losses exclude $30 million of losses included in the carrying value.  These losses include $30 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2017
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$7,149	$566	$18	$7,697
All other governments	1,181	93	5	1,269
States, territories and possessions	596	56	1	651
Political subdivisions	532	45	1	576
Special revenue	5,814	711	7	6,518
Industrial and miscellaneous	68,140	3,510	308	71,342
Parent, subsidiaries and affiliates	7,023	147	37	7,133
Total	$90,435	$5,128	$377	$95,186

The December 31, 2017 gross unrealized losses exclude $24 million of losses included in the carrying value.  These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers.  These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2018		2017
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/ Aa/ A	$53,587	55%	$48,770	54%
2	Baa	36,789	38	33,221	37
3	Ba	2,852	3	4,253	5
4	B	2,005	2	2,809	3
5	Caa and lower	1,495	2	995	1
6	In or near default	351	—	387	—
	Total	$97,079	100%	$90,435	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2018				2017
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$968	100%	$2,109	95%	$672	100%	$1,749	99%
2	—	—	23	1	—	—	6	—
3	—	—	—	—	—	—	3	—
4	—	—	11	1	—	—	—	—
5	—	—	48	2	—	—	—	—
6	—	—	24	1	—	—	26	1
	$968	100%	$2,215	100%	$672	100%	$1,784	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2018 by contractual maturity.  Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties.  Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$3,331	$3,340
Due after one year through five years	21,610	21,676
Due after five years through ten years	22,357	22,327
Due after ten years	49,781	50,078
Total	$97,079	$97,421

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended
	December 31,
	2018	2017	2016
	(In Millions)
Proceeds from sales	$10,742	$6,669	$6,097
Gross realized capital gains from sales	151	114	132
Gross realized capital losses from sales	(199)	(153)	(248)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2018
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$10	$—	7	$1,459	$21	14
All other governments	586	20	35	255	16	22
States, territories and possessions	9	—	2	88	2	5
Political subdivisions	23	—	4	115	2	7
Special revenue	362	5	52	534	18	96
Industrial and miscellaneous	29,105	865	1,748	16,852	1,071	1,145
Parent, subsidiaries and affiliates	2,146	37	25	3,582	48	8
Total	$32,241	$927	1,873	$22,885	$1,178	1,297

The December 31, 2018 gross unrealized losses include $30 million of losses included in the carrying value.  These losses include $30 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2017
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$857	$11	14	$194	$7	9
All other governments	39	1	11	73	3	15
States, territories and possessions	83	1	3	3	—	4
Political subdivisions	12	—	2	19	—	5
Special revenue	302	2	41	164	5	61
Industrial and miscellaneous	7,161	101	794	5,824	227	678
Parent, subsidiaries and affiliates	3,247	40	6	104	3	5
Total	$11,701	$156	871	$6,381	$245	777

The December 31, 2017 gross unrealized losses include $24 million of losses included in the carrying value.  These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers.  These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2018 and 2017, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2018, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $9,992 million. Securities in an unrealized loss position for less than 12 months had a fair value of $7,859 million and unrealized losses of $141 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,133 million and unrealized losses of $78 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2017, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $3,157 million. Securities in an unrealized loss position for less than 12 months had a fair value of $1,504 million and unrealized losses of $18 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,653 million and unrealized losses of $49 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2018 or 2017, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2018 and 2017.

Residential mortgage-backed exposure

Residential mortgage-backed securities (RMBS) are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2018, RMBS had a total carrying value of $1,287 million and a fair value of $1,395 million, of which approximately 20%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $472 million and a fair value of $553 million. As of December 31, 2017, RMBS had a total carrying value of $1,452 million and a fair value of $1,620 million, of which approximately 21%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $566 million and a fair value of $687 million.

During the year ended December 31, 2018, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2018, total leveraged loans and leveraged loan CDOs had a carrying value of $12,376 million and a fair value of $12,290 million, of which approximately 82%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2017, total leveraged loans and leveraged loan CDOs had a carrying value of $10,698 million and a fair value of $10,831 million, of which approximately 84%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,231 million and fair value of $2,238 million as of December 31, 2018 and a carrying value of $1,818 million and fair value of $1,835 million as of December 31, 2017.

b.   Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2018	2017
	(In Millions)

Carrying value	$744	$768
Gross unrealized gains	28	29
Gross unrealized losses	(38)	(11)
Fair value	$734	$786

As of December 31, 2018, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $507 million in thirteen issuers, $506 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2017, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $545 million in fifteen issuers, $139 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2018 or 2017.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with carrying values of $681 million as of December 31, 2018 and $688 million as of December 31, 2017.

c.               Common stocks — subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2018	2017	2016
	(In Millions)

Total revenue	$782	$691	$532
Net income	105	82	82
Assets	12,863	13,323	12,988
Liabilities	11,226	11,750	11,441
Shareholder’s equity	1,637	1,573	1,547

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

MMI, a wholly-owned subsidiary of MassMutual, includes investments in international life insurance companies. On December 31, 2018, MMI was transferred from Common stocks - subsidiaries and affiliates to Partnerships and limited liability companies due to the sale of majority interests in two international life insurance operating subsidiaries in 2018.

The MMHLLC statutory carrying value was $9.3 billion as of December 31, 2018 and $9.1 billion as of December 31, 2017. The current fair value of MMHLLC remains greater than its statutory carrying value.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the period ended September 30, 2016.  As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for the Years Ended
	December 31,
	2018			2017			2016
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
Total revenue	$3.1	$2.2	$5.3	$2.8	$1.9	$4.7	$2.2	$6.6	$8.8
Net income	0.5	0.5	1.0	0.4	0.4	0.8	—	1.6	1.6
Assets	16.5	2.6	19.1	14.7	2.4	17.1	14.3	2.4	16.7
Liabilities	7.5	0.8	8.3	5.7	0.9	6.6	5.4	0.7	6.1
Member’s equity	10.8	—	10.8	10.5	—	10.5	10.6	—	10.6

MMHLLC declared $900 million in dividends, of which $250 million was paid for the year ended December 31, 2018 and declared and paid $425 million for the year ended December 31, 2017, and declared and paid $430 million for the year ended December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual contributed additional capital of $343 million to MMHLLC for the year ended December 31, 2018,  $145 million for the year ended December 31, 2017, and $889 million for the year ended December 31, 2016. The 2016 capital contributions included the transfer of nine investments with book value of $670 million from the Company to MMHLLC.  The contribution of the nine investments was recorded at book value, and accordingly, there was no gain or loss recognized.

In October 2018, MassMutual announced a transaction in which Invesco Ltd. (Invesco), a global asset manager, will acquire MassMutual’s retail asset management affiliate, OppenheimerFunds, Inc (OFI). In turn, MassMutual is expected to receive an approximate 15.5% common equity interest in the combined company. Under the terms of the agreement, MassMutual and OFI employee shareholders will receive 81.9 million shares of Invesco common equity and $4.0 billion in preferred shares with a fixed dividend rate of 5.9%. As part of this transaction, Invesco and MassMutual will enter into a shareholder agreement in which MassMutual will have customary minority shareholder rights, including appointment of a director to Invesco’s board of directors. Pending regulatory and other customary approvals, the transaction is expected to close in the second quarter of 2019.

In March 2017, MassMutual contributed MetLife Securities Inc. Financial Services (MSIFS) to MMHLLC at carrying value of $115 million, which excluded the remaining unamortized statutory goodwill of $35 million. The remaining unamortized statutory goodwill was transferred from MassMutual’s carrying value of MSIFS to its carrying value of MMHLLC. MSIFS was subsequently merged with MMHLLC’s other broker dealer, MML Investor Services LLC.  MMHLLC carried $29 million of goodwill as of December 31, 2018.

Summarized below is certain U.S. GAAP financial information for MMI, which includes discontinued operations:

	As of and for the Years Ended
	December 31,
	2018			2017			2016
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total

Total revenue	$—	$2.0	$2.0	$—	$3.3	$3.3	$—	$4.8	$4.8
Net income	—	0.4	0.4	(0.3)	0.3	—	—	0.6	0.6
Assets	1.3	—	1.3	—	32.7	32.7	0.6	30.2	30.8
Liabilities	0.3	—	0.3	0.3	29.3	29.6	—	27.7	27.7
Member’s equity	1.0	—	1.0	3.1	—	3.1	3.1	—	3.1

In November 2018, MassMutual International (MMI) completed the sale of MassMutual Asia Limited (MM Asia) to Yunfeng Financial Group (Yunfeng FG) and several Asia-based investors. Under the terms of the agreement, MMI received $1,012 million in cash and 800 million shares of Yunfeng FG, which represented approximately 24.8% ownership at the time of the close. In turn, Yunfeng FG will hold a 60% interest in MM Asia and the other investors will hold the remainder. The transaction was initially announced in November of 2017.

In March 2018, MassMutual and MMI entered into an agreement to sell 85.1% of MassMutual Life Insurance Company in Japan (MM Japan), a wholly-owned life insurance and wealth management subsidiary of MMI, to Nippon Life. MMI estimated the fair value of the retained portion of MM Japan based upon an internal valuation model. The sale of MM Japan closed in May 2018. MMI received $960 million in cash proceeds from the sale.

The amount of the proceeds from the sale of MM Japan and MM Asia was less than MMI’s book value. As such, MMI’s book value was reduced to an estimated fair value of $2,700 million and an impairment of $1,257 million was recorded in net realized capital gains (losses).

MassMutual contributed additional capital of $214 million to MMI during the year ended December 31, 2018 and $56 million during the year ended December 31, 2017.

During the year ended December 31, 2018, MassMutual received $1,583 million as a return of capital from MMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements.  For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,637 million as of December 31, 2018 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17.  “Related party transactions”.

d.              Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2018	2017
	(In Millions)
Adjusted cost basis	$453	$1,030
Gross unrealized gains	84	223
Gross unrealized losses	(37)	(42)
Carrying value	$500	$1,212

As of December 31, 2018, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $98 million in 75 issuers, $51 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2017, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $253 million in 172 issuers, $146 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2018 or 2017.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $159 million as of December 31, 2018 and $275 million as of December 31, 2017.

e.               Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2018 and 2017, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2018 or 2017.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2018		December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$22,287	$22,723	$20,729	$21,253
Mezzanine loans	70	71	48	48
Total commercial mortgage loans	22,357	22,794	20,777	21,301

Residential mortgage loans:
FHA insured and VA guaranteed	1,263	1,207	1,799	1,756
Other residential loans	4	4	4	4
Total residential mortgage loans	1,267	1,211	1,803	1,760
Total mortgage loans	$23,624	$24,005	$22,580	$23,061

As of December 31, 2018 and 2017, the loan-to-value ratios of 99% of the Company’s commercial mortgage loans were less than 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2018
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$10,903	$10,314	$874	$168	$28	$22,287
Mezzanine loans	—	—	70	—	—	70
Total commercial mortgage loans	10,903	10,314	944	168	28	22,357
Residential mortgage loans:
FHA insured and VA guaranteed	1,263	—	—	—	—	1,263
Other residential loans	4	—	—	—	—	4
Total residential mortgage loans	1,267	—	—	—	—	1,267
Total mortgage loans	$12,170	$10,314	$944	$168	$28	$23,624

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2017
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$11,498	$8,567	$468	$196	$—	$20,729
Mezzanine loans	—	—	48	—	—	48
Total commercial mortgage loans	11,498	8,567	516	196	—	20,777
Residential mortgage loans:
FHA insured and VA guaranteed	1,799	—	—	—	—	1,799
Other residential loans	4	—	—	—	—	4
Total residential mortgage loans	1,803	—	—	—	—	1,803
Total mortgage loans	$13,301	$8,567	$516	$196	$—	$22,580

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2018 and 2017. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2018 and 2017.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2018
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$5,304	50%
New York	2,470	49%
United Kingdom	2,024	48%
Illinois	1,934	49%
Texas	1,818	55%
Washington	1,383	48%
District of Columbia	1,137	53%
All other	6,287	52%
Total commercial mortgage loans	$22,357	51%

All other consists of 28 jurisdictions, with no individual exposure exceeding $818 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2017
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$4,917	49%
New York	2,161	49%
Illinois	1,953	49%
United Kingdom	1,554	48%
Texas	1,462	55%
Massachusetts	1,329	47%
Washington	1,235	55%
All other	6,166	52%
Total commercial mortgage loans	$20,777	50%

All other consists of 27 jurisdictions, with no individual exposure exceeding $1,047 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31
	2018		2017
	Low	High	Low	High

Commercial mortgage loans	3.1%	10.6%	3.1%	12.3%
Residential mortgage loans	3.0%	11.4%	2.8%	11.4%
Mezzanine mortgage loans	11.4%	12.0%	10.4%	12.0%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2018		2017
	Low	High	Low	High

Commercial mortgage loans	3.7%	8.9%	3.3%	9.8%
Residential mortgage loans	3.7%	4.6%	3.6%	4.6%

As of December 31, 2018 and 2017, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended
	December 31,
	2018	2017	2016
	Primary Lender
	(In Millions)

Beginning balance	$—	$(3)	$—
Additions	—	—	(8)
Decreases	—	3	—
Write-downs	—	—	5
Ending balance	$—	$—	$(3)

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2018 or 2017. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $665 million as of December 31, 2018 and $671 million as of December 31, 2017.

   f.      Real estate

The carrying value of real estate was as follows:

	December 31,
	2018	2017
	(In Millions)

Held for the production of income	$1,898	$1,806
Accumulated depreciation	(721)	(654)
Encumbrances	(904)	(544)
Held for the production of income, net	273	608

Held for sale	48	559
Accumulated depreciation	(1)	(387)
Encumbrances	(27)	(67)
Held for sale, net	20	105

Occupied by the Company	411	344
Accumulated depreciation	(216)	(200)
Occupied by the Company, net	195	144

Total real estate	$488	$857

Depreciation expense on real estate was $84 million for the year ended December 31, 2018, $102 million for the year ended December 31, 2017 and $90 million for the year ended December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.     Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2018	2017
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$3,108	$1,978
Common stocks - unaffiliated	1,950	2,210
Real estate	1,309	1,531
Fixed maturities/preferred stock	957	870
Other	280	302
LIHTCs	287	330
Mortgage loans	409	211
Surplus notes	299	246
Total	$8,599	$7,678

On December 31, 2018, MMI was transferred to Partnerships and limited liability companies from Common stocks - subsidiaries and affiliates. Refer to Note 5c. Common Stocks — subsidiaries and affiliates for additional details on MMI.

The Company held nine affiliated partnerships and LLCs in a loss position with accumulated losses of $43 million.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $47 million for the year ended December 31, 2018 and $49 million for the year ended December 31, 2017. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 2.5% for future benefits of two years to 2.7% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $5 million of impairments for the year ended December 31, 2018. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $2 million were recorded for the year ended December 31, 2017.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2018 or December 31, 2017, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2018 or 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.     Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit and foreign currency exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $15,522 million as of December 31, 2018 and $13,137 million as of December 31, 2017. These notional amounts included replicated asset transaction values of $13,582 million as of December 31, 2018 and $11,517 million as of December 31, 2017, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $2,491 million as of December 31, 2018 and $2,493 million as of December 31, 2017. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $146 million as of December 31, 2018 and $115 million as of December 31, 2017. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $695 million as of December 31, 2018 and $595 million as of December 31, 2017.

The Company had the right to rehypothecate or repledge securities totaling $709 million of the $2,491 million as of December 31, 2018 and $635 million of the $2,493 million as of December 31, 2017 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2018 or December 31, 2017.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2018
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$6,629	$88,214	$4,647	$86,096
Options	911	19,657	5	3
Currency swaps	843	8,976	232	4,022
Interest rate caps and floors	18	8,465	—	—
Forward contracts	106	6,642	12	3,633
Credit default swaps	18	1,135	2	104
Financial futures	216	3,036	14	291
Total	$8,741	$136,125	$4,912	$94,149

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2017
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$7,684	$77,193	$5,314	$86,754
Options	745	10,562	7	420
Currency swaps	386	4,308	569	6,405
Forward contracts	13	1,384	88	6,723
Credit default swaps	29	1,503	1	64
Financial futures	—	3,288	—	—
Total	$8,857	$98,238	$5,979	$100,366

The average fair value of outstanding derivative assets was $8,616 million for the year ended December 31, 2018 and $9,271 million for the year ended December 31, 2017. The average fair value of outstanding derivative liabilities was $5,423 million for the year ended December 31, 2018 and $5,957 million for the year ended December 31, 2017.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2018	2017
	(In Millions)

Due in one year or less	$20	$—
Due after one year through five years	1,219	1,567
Total	$1,239	$1,567

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2018	2017
	(In Millions)

Open interest rate swaps in a fixed pay position	$91,240	$80,472
Open interest rate swaps in a fixed receive position	81,605	81,676
Other interest related swaps	1,465	1,799
Total interest rate swaps	$174,310	$163,947

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2018
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(105)	$(390)
Currency swaps	37	795
Options	(38)	112
Credit default swaps	12	2
Interest rate caps and floors	(3)	6
Forward contracts	175	170
Financial futures	(316)	200
Total	$(238)	$895

	Year Ended
	December 31, 2017
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(224)	$202
Currency swaps	94	(1,082)
Options	(172)	(151)
Credit default swaps	23	—
Forward contracts	(147)	(72)
Financial futures	112	1
Total	$(314)	$(1,102)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2016
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(2)	$(65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	—
Total	$(7)	$246

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2018			December 31, 2017
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$8,741	$4,912	$3,829	$8,857	$5,979	$2,878
Due and accrued	839	1,899	(1,060)	867	1,781	(914)
Gross amounts offset	(6,034)	(6,034)	—	(6,936)	(6,936)	—
Net asset	3,546	777	2,769	2,788	824	1,964
Collateral posted	(3,657)	(1,166)	(2,491)	(3,296)	(803)	(2,493)
Net	$(111)	$(389)	$278	$(508)	$21	$(529)

i.      Repurchase agreements

The Company had repurchase agreements with carrying values of $4,768 million as of December 31, 2018 and $4,204 million as of December 31, 2017. As of December 31, 2018, the maturities of these agreements ranged from January 4, 2019 through February 5, 2019 and the interest rates ranged from 2.4% to 2.7%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,794 million as of December 31, 2018 and $4,221 million as of December 31, 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.     Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Bonds	$4,062	$3,712	$3,583
Preferred stocks	35	17	24
Common stocks - subsidiaries and affiliates	910	436	431
Common stocks - unaffiliated	43	39	59
Mortgage loans	997	928	1,009
Policy loans	857	797	757
Real estate	110	159	174
Partnerships and LLCs	1,030	658	460
Derivatives	313	305	343
Cash, cash equivalents and short-term investments	71	42	33
Other	6	2	—
Subtotal investment income	8,434	7,095	6,873
Amortization of the IMR	64	113	135
Investment expenses	(724)	(666)	(674)
Net investment income	$7,774	$6,542	$6,334

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.      Net realized capital (losses) gains

Net realized capital losses, which include other-than-temporary impairments (OTTI ) and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Bonds	$(169)	$(102)	$(248)
Preferred stocks	—	(6)	9
Common stocks - subsidiaries and affiliates	(1,242)	27	11
Common stocks - unaffiliated	92	(9)	(60)
Mortgage loans	(1)	(27)	(14)
Real estate	168	68	14
Partnerships and LLCs	(57)	(87)	(94)
Derivatives	(238)	(314)	(7)
Other	(29)	(135)	(4)
Net realized capital (losses) before federal and state taxes and deferral to the IMR	(1,476)	(585)	(393)
Net federal and state tax benefit	48	175	40
Net realized capital (losses) before deferral to the IMR	(1,428)	(410)	(353)
Net after tax losses (gains) deferred to the IMR	384	(12)	145
Net realized capital (losses)	$(1,044)	$(422)	$(208)

IMR had an asset balance of $563 million as of December 31, 2018 and $112 million as of December 31, 2017, which was nonadmitted.  Refer to Note 14. “Surplus notes” for information on the other realized capital loss.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Bonds	$(121)	$(64)	$(78)
Preferred stock	—	(6)	(1)
Common stocks- subsidiaries and affiliates	(1,259)
Common stocks - unaffiliated	(12)	(62)	(11)
Mortgage loans	—	—	(7)
Partnerships and LLCs	(62)	(53)	(91)
Total OTTI	$(1,454)	$(185)	$(188)

The Company recognized OTTI less than $1 million for the year ended December 31, 2018 and $7 million for the year ended December 31, 2017 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $121 million of bond OTTI for the year ended December 31, 2018, less than 1% of the $64 million of bond OTTI for the year ended December 31, 2017 and less than 1% of the $78 million of bond OTTI for the year ended December 31, 2016. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2cc “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 20. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.     Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Act.  The Act contains several key provisions that have significant financial statement effects in both the current and prior reporting periods. Effective January 1, 2018, the Act reduces the corporate tax rate to 21 percent, eliminates the corporate alternative minimum tax, increases the capitalization rates for determining deferred acquisition costs and extends the amortization period, modifies the life company proration rules, reduces the dividends received deduction applicable to corporate shareholders, and modifies the net operating loss deduction applicable to corporate taxpayers. The Act also imposed in 2017 a tax liability for mandatory deemed repatriation of previously untaxed foreign earnings, changed the method for computing deductions for life insurance reserves, introduced new taxes on foreign subsidiaries, and modified the provision for expensing of certain capital costs.

As a result of the reduction of the corporate tax rate to 21 percent, the Company remeasured its net admitted deferred taxes as of the enactment date and recognized a decrease in surplus of $507 million in 2017.  Of the $507 million net decrease, $919 million was reflected in the change in other deferred income taxes, $27 million was reflected in the change in net unrealized foreign exchange capital gains (losses), offset by increases of $439 million reflected in the change in net unrealized capital gains (losses).

Effective January 1, 2018, the Act increased the capitalization rates for determining specified policy acquisition expenses.  The provision increases the capitalization rate for annuity contracts from 1.75 percent to 2.09 percent, the rate for group life insurance contracts from 2.05 percent to 2.45 percent, and the rate for all other specified insurance contracts from 7.7 percent to 9.2 percent.  This provision extends the amortization period for capitalized deferred acquisition costs (DAC) to 180 months from 120 months.  A transition rule allows capitalized DAC as of December 31, 2017 to continue to be amortized over 10-years.

Effective January 1, 2018, the Act modified the life company proration rules by defining the company’s share as 70 percent and the policyholders’ share as 30 percent for purposes of the dividends received deduction and tax-exempt interest income.

Effective January 1, 2018, the Act reduced the dividends received deduction applicable to corporate shareholders for the 70 percent deductions to 50 percent, and for the 80 percent deduction to 65 percent. The 100 percent dividends received deduction remains in effect for dividends from affiliated group members.

The Act modifies the deduction for NOLs and imposes the general corporate regime on life insurers. Under prior law, NOLs generally had a carry back period of two years (three years in the case of a life insurance company) and a carryforward period of 20 years (15 years in the case of a life insurance company). The Act eliminates the carry back period and makes the carryforward period indefinite. The amount of the NOL deduction allowed is limited to 80 percent of taxable income computed without regard to the NOL deduction.  This provision applies to NOLs arising in taxable years beginning after December 31, 2017.

Under the Act, a company is required to establish a liability for taxes due on mandatory deemed repatriation of previously untaxed foreign earnings. The Company recorded a provisional tax benefit of $3 million in the Statutory Statements of Operations for year ended December 31, 2017. The Company has completed the calculation of the deemed repatriation tax liability and reported $1 million decrease in income tax expense for year ended December 31, 2018.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves.  The revised reserve computation is effective for taxable years beginning after December 31, 2017.  A transition rule requires life insurers to evenly spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. For the year ended December 31, 2017, the Company recorded an estimated provision for this change by recognizing a net $487 million increase in its deferred tax asset, offset by a corresponding increase in its deferred tax liability (DTL) that will reverse over the eight year transition period. The Company adjusted this provisional amount for year ended December 31, 2018 by recognizing a $63 million decrease in its DTA, offset by a corresponding decrease in its DTL.  In addition, the Company recognized $53 million in income tax expense reported on the Statutory Statements of Operations to reflect the first year’s amortization of the eight-year transition rule.

The Act introduces a new tax on global intangible low-taxed income.  Generally, a CFC may incur a global intangible low taxed income (GILTI) tax if its income exceeds a prescribed return on its tangible business property. For the year ended December 31, 2018, the estimated GILTI tax was deminimis.

The Act introduces full expensing as the principal capital cost recovery regime, increasing the current first-year “bonus” depreciation deduction from 50 percent to 100 percent on a temporary basis of the cost of qualified plant and equipment acquired and placed in service after September 27, 2017 and before January 1, 2023.  The 100 percent bonus depreciation rule applies through 2022, then phases down 20 percent annually through 2026.  For qualified property acquired before September 27, 2017, the applicable bonus percentage is 50 percent if placed in service before January 1, 2018, 40 percent if placed in service in 2018, 30 percent if placed in service in 2019, and 0 percent thereafter.  The Company recorded a provisional current tax benefit of $22 million for qualified property acquired and placed in service after September 27, 2017, offset by a corresponding (DTL) that will reverse over the useful life of the qualified property. For the year ended December 31, 2018, the Company updated the provisional estimate by recording an additional current tax expense of $5.8 million, offset by a corresponding deferred tax asset that will reverse over the useful life of the qualified property.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,655	$334	$2,989
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	2,655	334	2,989
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	2,655	334	2,989
Total gross DTLs	(1,548)	(458)	(2,006)
Net admitted DTA(L)	$1,107	$(124)	$983

	December 31, 2017
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,479	$154	$2,633
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	2,479	154	2,633
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	2,479	154	2,633
Total gross DTLs	(1,637)	(235)	(1,872)
Net admitted DTA(L)	$842	$(81)	$761

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$176	$180	$356
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	176	180	356
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	176	180	356
Total gross DTLs	89	(223)	(134)
Net admitted DTA(L)	$265	$(43)	$222

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$52	$52
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1.Adjusted gross DTA to be realized	1,019	—	1,019
2.Adjusted gross DTA allowed per limitation threshold	2,055	—	2,055
Lesser of lines 1 or 2	1,019	—	1,019
Adjusted gross DTAs offset by existing DTLs	1,636	282	1,918
Total admitted DTA realized within 3 years	$2,655	$334	$2,989

	December 31, 2017
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$67	$67
Remaining adjusted gross DTAs expected to be realized within 3 years
1.Adjusted gross DTA to be realized	880	—	880
2.Adjusted gross DTA allowed per limitation threshold	2,202	—	2,202
Lesser of lines 1 or 2	880	—	880
Adjusted gross DTAs offset by existing DTLs	1,599	87	1,686
Total admitted DTA realized within 3 years	$2,479	$154	$2,633

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$(15)	$(15)
Remaining adjusted gross DTAs expected to be realized within 3 years
1.Adjusted gross DTA to be realized	139	—	139
2.Adjusted gross DTA allowed per limitation threshold	(147)	—	(147)
Lesser of lines 1 or 2	139	—	139
Adjusted gross DTAs offset by existing DTLs	37	195	232
Total admitted DTA realized within 3 years	$176	$180	$356

Effective January 1, 2018, the Act eliminates the ability to carryback net operating losses, therefore the amount of adjusted gross DTA admitted based on recoverable federal taxes is limited only to capital DTAs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2018	2017
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	861%	867%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$13,700	$14,933

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2018
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	77%	—%	77%

	December 31, 2017
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	57%	—%	57%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	20%	—%	20%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)

Federal income tax benefit on operating earnings	$(174)	$(300)	$(333)
Foreign income tax expense on operating earnings	1	2	7
Total federal and foreign income tax benefit before impact of change in enacted legislation	(173)	(298)	(326)
Impact of change in enacted tax legislation on operating earnings	5	(22)	—
Total federal and foreign income tax benefit on operating earnings	(168)	(320)	(326)
Federal income tax benefit on net realized capital gains (losses) before impact of change in enacted legislation	(48)	(178)	(40)
Impact of change in enacted tax legislation on net realized capital gains (losses)	—	3	—
Total federal and foreign income tax benefit	$(216)	$(495)	$(366)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2018	2017	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,141	$1,059	$82
Policy acquisition costs	505	459	46
Nonadmitted assets	349	293	56
Pension and compensation related items	184	191	(7)
Policyholders’ dividends	196	189	7
Investment items	135	150	(15)
Expense items	54	45	9
Unrealized investment losses	2	3	(1)
Other	89	90	(1)
Total ordinary DTAs	2,655	2,479	176
Nonadmitted DTAs	—	—	—
Admitted ordinary DTAs	2,655	2,479	176

Capital
Unrealized investment losses	187	111	76
Investment items	147	43	104
Total capital DTAs	334	154	180
Admitted capital DTAs	334	154	180

Admitted DTAs	2,989	2,633	356

DTLs:
Ordinary
Reserve items	494	528	(34)
Unrealized investment gains	416	498	(82)
Deferred and uncollected premium	227	212	15
Pension items	214	180	34
Investment Items	—	46	(46)
Other	197	173	24
Total ordinary DTLs	1,548	1,637	(89)

Capital
Unrealized investment gains	458	235	223
Total capital DTLs	458	235	223

Total DTLs	2,006	1,872	134

Net admitted DTA	$983	$761	$222

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)

Net DTA(L)	$222	$(889)	$352
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	69	(188)	(59)
Tax-effect of changes from acquisitions/transfers	—	(7)	(46)
Change in net deferred income taxes	$291	$(1,084)	$247

The change in net deferred income taxes in 2017 includes a decrease of $507 million due to the remeasurement of net DTA(L), of which an increase of $412 million is reflected in the change in unrealized gains/(losses).

As of December 31, 2018, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the  Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes.  The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
	21%	35%	35%
Provision computed at statutory rate	$(299)	$(151)	$(184)
Corporate rate reduction	—	919	—
Change in reserve valuation basis	(7)	15	26
Expense items	2	6	16
Foreign governmental income taxes	1	2	6
Investment items	(21)	(250)	(322)
Nonadmitted assets	(56)	67	(99)
Tax credits	(47)	(51)	(48)
Other impacts of tax reform	—	4	—
Other	(79)	28	(8)
Total statutory income tax expense (benefit)	$(506)	$589	$(613)

Federal and foreign income tax benefit	$(215)	$(495)	$(366)
Change in net deferred income taxes	(291)	1,084	(247)
Total statutory income tax expense (benefit)	$(506)	$589	$(613)

The Company received federal income tax refunds of $162 million in 2018, paid $3 million in 2017, and received refunds of $353 million in 2016.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2018, 2017, and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return.  MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2018	$191
Gross change related to positions taken in prior years	—
Gross change related to settlements	(66)
Gross change related to positions taken in current year	11
Gross change related to lapse of statutes of limitations	—
Balance, December 31, 2018	$136

Included in the liability for unrecognized tax benefits as of December 31, 2018, are $129 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2018 includes $5 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized a decrease of $23 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $14 million as of December 31, 2018 and $37 million as of December 31, 2017. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the years 2013 and prior. The IRS commenced its exam of years 2014-2016 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the financial position or liquidity of the Company.

As of December 31, 2018 and 2017, the Company did not recognize any protective deposits as admitted assets.

7.     Other than invested assets

a.     Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,115 million as of December 31, 2018 and $2,104 million as of December 31, 2017. The cash surrender value is allocated 19% cash and short-term investments, 34% other invested assets, 17% stocks, 28% bonds and 2% real estate as of December 31, 2018, and 17% cash and short-term investments, 28% other invested assets, 19% stocks, 35% bonds and 1% real estate as of December 31, 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.     Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2018		2017
	Gross	Net	Gross	Net
	(In Millions)

Ordinary new business	$151	$48	$151	$47
Ordinary renewal	810	883	751	798
Group life	11	11	10	10
Total	$972	$942	$912	$855

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $33,798 million as of December 31, 2018 and $31,952 million as of December 31, 2017 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.     Policyholders’ liabilities

a.              Policyholders’ reserves

The Company had life insurance in force of $676,813 million as of December 31, 2018 and $621,740 million as of December 31, 2017.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2018				2017
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Individual life	$55,059	2.5%	-	6.0%	$51,295	2.5%	-	6.0%
Group life	17,220	2.5%	-	4.5%	16,486	2.5%	-	4.5%
Group annuities	26,382	2.3%	-	11.3%	24,718	2.3%	-	11.3%
Individual annuities	13,659	2.3%	-	11.8%	14,123	2.3%	-	11.8%
Individual universal and variable life	6,355	3.5%	-	6.0%	5,957	3.5%	-	6.0%
Disabled life claim reserves	1,847	3.5%	-	6.0%	1,852	3.5%	-	6.0%
Disability active life reserves	1,121	3.5%	-	6.0%	1,007	3.5%	-	6.0%
Other	335	2.5%	-	6.0%	326	2.5%	-	6.0%
Total	$121,978				$115,764

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

The Company evaluated the accounting for payout annuities and determined that certain contracts did not contain mortality risk, and therefore, should have been classified as a deposit-type contract rather than policyholder reserves.  As a result, approximately $1,329 million classified as policyholders’ reserves as of December 31, 2017 were classified as liabilities for deposit-type contracts in 2018. Additionally, the related impacts within the Company’s Statements of Operations and the Statements of Cash Flows reflect this classification.  There were no corresponding differences in valuation, and as a result, there were no impacts to surplus or net income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.    Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2018				2017
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Guaranteed interest contracts:
Note programs	$5,987	1.6%	-	6.2%	$6,233	1.6%	-	6.2%
Federal Home Loan Bank of Boston	1,104	1.4%	-	3.4%	1,054	1.4%	-	2.6%
Municipal contracts	815	1.3%	-	7.3%	761	1.3%	-	7.3%
Other	919	1.2%	-	3.7%	787	1.0%	-	9.7%
Supplementary contracts	2,477	0.6%	-	6.8%	834	0.3%	-	7.0%
Dividend accumulations	509	3.0%	-	3.6%	522	3.2%	-	4.0%
Other deposits	2,559	4.0%	-	8.0%	2,823	4.0%	-	8.0%
Total	$14,370				$13,014

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $113 million outstanding as of December 31, 2018. Notes are currently issued from the Company’s $21.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,090 million as of December 31, 2018. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $896 million as of December 31, 2018. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $74 million as of December 31, 2018 and December 31, 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $158 million as of December 31, 2018 and $169 million as of December 31, 2017. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2018, the Company’s GICs by expected maturity year were as follows (in millions):

2019	$1,528
2020	1,407
2021	1,394
2022	1,123
2023	193
Thereafter	3,180
Total	$8,825

Most guaranteed interest contracts only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.               Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2018	2017
	(In Millions)

Claim reserves, beginning of year	$2,069	$2,083
Less: Reinsurance recoverables	192	163
Net claim reserves, beginning of year	1,877	1,920

Claims paid related to:
Current year	(13)	(12)
Prior years	(334)	(335)
Total claims paid	(347)	(347)

Incurred related to:
Current year’s incurred	241	223
Current year’s interest	3	3
Prior year’s incurred	22	(4)
Prior year’s interest	78	82
Total incurred	344	304

Net claim reserves, end of year	1,874	1,877
Reinsurance recoverables	228	192
Claim reserves, end of year	$2,102	$2,069

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $22 million increase in the prior years’ incurred claims for 2018 and the $4 million decrease in the prior years’ incurred claims for 2017 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2017 claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2018 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2018	2017
	(In Millions)

Disabled life claim reserves	$1,847	$1,852
Accrued claim liabilities	27	25
Net claim reserves, end of year	$1,874	$1,877

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.              Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2017	$651
Incurred guarantee benefits	(131)
Paid guarantee benefits	(8)
Liability as of December 31, 2017	512
Incurred guarantee benefits	250
Paid guarantee benefits	(6)
Liability as of December 31, 2018	$756

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2018 and 2017.  As of December 31, 2018 and 2017, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2018			December 31, 2017
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$17,392	$132	64	$20,118	$25	64
GMIB Basic	700	97	69	910	37	68
GMIB Plus	2,687	813	67	3,210	416	66
GMAB	2,573	74	60	3,233	1	59
GMWB	160	23	70	204	7	69

As of December 31, 2018, the GMDB account value above consists of $3,838 million of Modco assumed within the separate accounts. As of December 31, 2017, the GMDB account value above consists of $4,717 million of Modco assumed within the separate accounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2018			2017
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$13,487	$3,905	$17,392	$16,057	$4,061	$20,118
GMIB Basic	683	17	700	891	19	910
GMIB Plus	2,687	—	2,687	3,210	—	3,210
GMAB	2,534	39	2,573	3,183	50	3,233
GMWB	160	—	160	204	—	204

e.               Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2018	2017
	(In Millions)

Beginning balance	$3,453	$3,098
Net liability increase	354	355
Ending balance	$3,807	$3,453

9.   Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2018, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $4,241 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)

Direct premium	$23,294	$21,097	$21,319
Premium assumed	1,327	1,359	1,442
Premium ceded	(1,692)	(4,970)	(1,329)
Total net premium	$22,929	$17,486	$21,432

Ceded reinsurance recoveries	$732	$658	$566

Assumed losses	$206	$216	$95

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2018	2017
	(In Millions)
Reinsurance reserves:
Assumed	$8,816	$9,101
Ceded	(10,433)	(8,898)

Ceded amounts recoverable	$204	$165

Benefits payable on assumed business	$34	$37

Funds held under coinsurance
Ceded	$4,099	$4,001

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2018 include $7,435 million associated with life insurance policies, $2,266 million for LTC, $696 million for annuity, $27 million for disability and $9 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2017 include $7,125 million associated with life insurance policies, $1,733 million for LTC, $30 million for disability and $10 million for group life and health.

Effective December 31, 2017, the Company entered into a reinsurance agreement with a third-party, authorized reinsurer to reinsure certain inforce universal life policies. The agreement is structured as a combination of 90%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coinsurance funds withheld on certain universal life policies and 40% yearly renewable term on certain other universal life policies. The Company maintains responsibility for servicing the policies and managing the assets. Under the terms of the agreement, at December 31, 2017, the Company ceded policyholder reserves of $4,001 million and recorded a liability for funds held under coinsurance of $4,001 million on the Statutory Statement of Financial Position and ceded premium of $4,001 million and reduced changes in policyholder reserves of $4,001 million in the Statutory Statements of Operations.

In 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. In 2016, the Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

In 2018, the Company strengthened its gross LTC policyholders’ reserves by $660 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $660 million.

In 2017, the Company strengthened its gross LTC policyholders’ reserves by $270 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $270 million.

In 2018, a $27 million net loss was recorded for the recapture of certain yearly renewable term life insurance treaties, with $14 million recorded in premium income and $41 million recorded in change in policyholder reserves.

As of December 31, 2018, one reinsurer accounted for 28% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 27%.  The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which 34% of the reserves are held in trust. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.   Withdrawal characteristics

a.     Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2018 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,198	$—	$—	$14,198	12%
At book value less current surrender charge of 5% or more	3,615	—	—	3,615	3
At fair value	—	9,628	42,428	52,056	50
Subtotal	17,813	9,628	42,428	69,869	66
Subject to discretionary withdrawal:
At book value without fair value adjustment	9,832	605	—	10,437	9
Not subject to discretionary withdrawal	26,005	8,187	—	34,192	25
Total	$53,650	$18,420	$42,428	$114,498	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of  December 31, 2018 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves — group annuities	$26,377
Policyholders’ reserves — individual annuities	12,903
Liabilities for deposit-type contracts	14,370
Subtotal	53,650
Separate Account Annual Statement:
Annuities	52,661
Other annuity contract deposit-funds and guaranteed interest contracts	8,187
Subtotal	60,848

Total	$114,498

b.     Separate accounts

The Company has guaranteed separate accounts classified as the following:  nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2018 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2018	$—	$—	$10,534	$10,534

Reserves at December 31, 2018:
For accounts with assets at:
Fair value	$—	$18,420	$45,073	$63,493
Nonpolicy liabilities	—	—	985	985
Total separate account liabilities	$—	$18,420	$46,058	$64,478

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$17,815	$45,073	$62,888
At book value without market value adjustment and current surrender charge of less than 5%	—	605	—	605
Subtotal	—	18,420	45,073	63,493
Nonpolicy liabilities	—	—	985	985
Total separate account liabilities	$—	$18,420	$46,058	$64,478

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$8,326	$8,099	$7,366
Transfers from separate accounts	(9,846)	(9,078)	(8,408)
Subtotal	(1,520)	(979)	(1,042)
Reconciling adjustments:
Net deposits on deposit-type liabilities	(1,488)	(1,902)	(1,183)
Net transfers from separate accounts	$(3,008)	$(2,881)	$(2,225)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.   Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2018, 2017 and 2016. Notes issued in 2018 had interest rates ranging from 2.05% to 2.50% with maturity dates ranging from 25 to 40 days. Interest expense for commercial paper was $5 million for the year ended December 31, 2018, and less than $1 million for the year ended December 31, 2017.

MassMutual has a $1,000 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2018, the facility was renewed and the scheduled maturity is December 2023. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2018, 2017 and 2016, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2018, 2017 and 2016, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2018, 2017 and 2016.

12.   Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

The Society of Actuaries released updated mortality improvement scales in October 2017 (MP 2017). The Company adopted the new mortality projection scale and other key plan assumptions as part of its fourth quarter 2017 remeasurement. As a result of these changes in the projection scale, the Company’s aggregate projected benefit obligation decreased by approximately $20 million as of December 31, 2017.

a.              Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $188 million in 2018 and $88 million in 2017 to its qualified defined benefit plan.

b.      Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,831 million as of December 31, 2018 and $2,874 million as of December 31, 2017. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $51 million for the year ended December 31, 2018 and $56 million for the year ended December 31, 2017 and $46 million for 2016.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $164 million as of December 31, 2018 and $182 million as of December 31, 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.     Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account “RHRA” which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.     Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2018	2017	2018	2017
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Accumulated benefit obligation	$2,739	$2,936	$341	$354

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2018	2017	2018	2017
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation, beginning of year	$3,036	$2,785	$354	$340
Service cost	113	126	14	12
Interest cost	107	112	12	12
Actuarial (gains) losses	(39)	(17)	—	(9)
Benefits paid	(142)	(146)	(14)	(15)
Change in discount rate	(218)	194	(21)	15
Change in actuarial assumptions	(7)	(18)	(4)	(1)
Projected benefit obligation, end of year	$2,850	$3,036	$341	$354

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $87 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.     Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2018	2017
	(In Millions)

General Investment Account	$248	$241
Separate Investment Accounts:
Barings Long Duration Bond Fund	289	263
Oppenheimer International Growth Fund	119	147
Alternative Investment Separate Account	85	134
Oppenheimer Large Core Fund	79	115
MM Select Large Cap Value Fund	55	61
MM Select Blue Chip Growth Fund	38	51
MM Select Growth Opportunities Fund	39	48
MM Premier Strategic Emerging Markets Fund	46	53
Oppenheimer Small Capitalization Core Fund	32	50
MM Select Small Cap Value Fund	20	30
MM Select Small Cap Growth Fund	20	29
	$1,070	$1,222

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $79 million for 2019.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 10% of the plan assets as of December 31, 2018 and 10% as of December 31, 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in fair value of plan assets:

	December 31,
	2018	2017	2018	2017
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Fair value of plan assets, beginning of year	$2,485	$2,180	$4	$4
Actual return on plan assets	(148)	331	—	—
Employer contributions	208	120	13	15
Contributions by plan participants	—	—	1	—
Benefits paid	(142)	(146)	(14)	(15)
Fair value of plan assets, end of year	$2,403	$2,485	$4	$4

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2018	2017

Bonds	61%	59%
Mortgage loans	15	15
Common stocks - subsidiaries and affiliates	6	10
Other investments	7	7
Partnerships and LLCs	7	5
Cash and cash equivalents	3	3
Real estate	1	1
	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a separate investment account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

Oppenheimer International Growth Fund is a separate investment account investing in a mutual fund sub-advised by OFI Institutional Asset Management that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts:  There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an underlying fund). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (NIF) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2018, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments:  If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds:  Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Collective investment trust:  Valued using the NAV per unit. The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore classified as Level 2.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 days notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments. These limited partnership investments are classified as Level 3.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day and is therefore classified as Level 2.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period and are reported in the Level 3 column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash:  Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2018
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$66	$222	$—	$—	$288
U.S. small capitalization	19	41	—	—	60
U.S. mid capitalization	21	—	—	—	21
International small/mid capitalization	4	—	—	—	4
International large capitalization	3	119	—	—	122
Total common stocks	113	382	—	—	495
Debt instruments:
Corporate and other bonds	—	387	—	—	387
Long-term bond mutual fund	134	—	—	—	134
Short-term bond mutual funds	15	—	—	—	15
Total debt instruments	149	387	—	—	536
Registered investment companies:
Emerging markets	—	59	—	—	59
U.S. large capitalization	16	—	—	—	16
Total registered investment companies	16	59	—	—	75
Limited partnerships:
Private equity/venture capital	—	—	—	36	36
Total limited partnerships	—	—	—	36	36
Other:
Government securities	—	353	—	—	353
Collective investment trust	—	160	—	—	160
Emerging markets	—	46	—	—	46
Real estate	—	—	—	33	33
Other	—	18	—	—	18
Total other	—	577	—	33	610
Total separate investment accounts	278	1,405	—	69	1,752
Pension trust assets:
Common stocks:
U.S. large capitalization	83	—	—	—	83
Collective investment trust	—	47	—	—	47
Hedge fund	—	—	—	39	39
Limited partnerships:
Other	—	—	—	233	233
Other	—	2	—	—	2
Total pension trust assets	83	49	—	272	404
Total General Investment Account	—	—	247	—	247
Total	$361	$1,454	$247	$341	$2,403

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2017
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$83	$243	$—	$—	$326
U.S. small capitalization	35	59	—	—	94
U.S. mid capitalization	28	—	—	—	28
International small/mid capitalization	8	—	—	—	8
International large capitalization value	7	147	—	—	154
Total common stocks	161	449	—	—	610
Debt instruments:
Corporate and other bonds	—	367	—	—	367
Long-term bond mutual fund	111	—	—	—	111
Short-term bond mutual funds	14	—	—	—	14
Total debt instruments	125	367	—	—	492
Registered investment companies:
Emerging markets	—	86	—	—	86
Emerging markets	17	—	—	—	17
Total registered investment companies	17	86	—	—	103
Limited partnerships:
Private equity/venture capital	—	—	—	43	43
Total limited partnerships	—	—	—	43	43
Other:
Government securities	—	303	—	—	303
Collective investment trust	—	209	—	—	209
Real estate	—	—	—	53	53
Emerging markets	—	53	—	—	53
Other	—	42	—	19	61
Total other	—	607	—	72	679
Total separate investment accounts	303	1,509	—	115	1,927
Pension trust assets:
Common stocks:
U.S. large capitalization	125	—	—	—	125
Collective investment trust	—	44	—	—	44
Limited partnerships:
Other	—	—	—	109	109
Other	—	1	—	38	39
Total pension trust assets	125	45	—	147	317
Total general investment account	—	—	241	—	241
Total	$428	$1,554	$241	$262	$2,485

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2018 and 2017.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.     Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the Statutory Statements of Financial Position and recognized as components of net periodic benefit cost in 2018 and 2017 and the amounts expected to be recognized in 2019:

	December 31,
	2019	2018	2017	2019	2018	2017
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Net prior service cost	$—	$3	$3	$(6)	$(6)	$(6)
Net recognized actuarial losses	56	55	65	—	2	2

The following sets forth the amounts to be amortized from net surplus in the Statutory Statements of Financial Position that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2018	2017	2018	2017
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Net prior service cost	$—	$3	$(41)	$(46)
Net actuarial losses	902	898	(2)	26
Unrecognized transition liability	—	3	—	—

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2018	2017	2018	2017
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation	$2,850	$3,036	$341	$354
Less: fair value of plan assets	2,403	2,485	4	4
Projected benefit obligation funded status	$(447)	$(551)	$(337)	$(350)

The qualified pension plan was underfunded by $71 million as of December 31, 2018 and underfunded by $145 million as of December 31, 2017. The nonqualified pension plans are not funded and have total projected benefit obligations of $377 million as of December 31, 2018 and $406 million as of December 31, 2017.

The qualified pension plan nonadmitted pension plan asset was $727 million as of December 31, 2018 and $599 million as of December 31, 2017.

The Company intends to fund $35 million in 2019 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

g.  Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2018	2017	2016	2018	2017	2016
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Service cost	$113	$126	$100	$14	$12	$12
Interest cost	108	112	113	12	12	14
Expected return on plan assets	(172)	(147)	(144)	—	—	—
Amortization of unrecognized net actuarial and other losses	55	65	70	2	2	3
Amortization of unrecognized prior service cost	3	3	3	(6)	(6)	(6)
Total net periodic cost	$107	$159	$142	$22	$20	$23

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)

2019	$97	$17
2020	103	18
2021	109	19
2022	114	19
2023	120	20
2024-2028	678	101

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)

Health	$113	$159	$142
Pension	107	131	103
Thrift	51	56	46
Postretirement	22	20	23
Disability	4	—	—
Life	4	4	4
Postemployment	(2)	4	4
Other benefits	23	10	10
Total	$322	$384	$332

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.     Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2018	2017	2016	2018	2017	2016
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	4.20%	3.60%	4.10%	4.05%	3.40%	3.85%
Expected long-term rate of return on plan assets	6.75%	6.75%	6.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

Net periodic benefit cost:
Discount rate	3.60%	4.10%	4.30%	3.40%	3.85%	3.95%
Expected long-term rate of return on plan assets	6.75%	6.75%	7.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.   Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2018	2017	2016
Weighted average grant date fair value:
PSARs granted during the year	$98.77	$79.47	$86.80
PRS granted during the year	99.75	80.09	86.67
Intrinsic value (in thousands):
PSARs options exercised	33,532	4,794	5,220
PRS liabilities paid	21,922	19,802	25,931
Fair value of shares vested during the year	42,141	35,563	26,622

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2016	2,994	$87.35	3.2	1,082	$85.33	2.9
Granted	1,251	79.47		428	80.09
Exercised	(512)	78.54		(246)	75.22
Forfeited	(108)	90.33		(60)	87.19
Outstanding as of December 31, 2017	3,625	85.78	3.1	1,204	85.46	3.0
Granted	1,898	98.77		337	99.75
Exercised	(992)	87.73		(217)	85.12
Forfeited	(133)	90.59		(12)	87.60
Outstanding as of December 31, 2018	4,398	90.81	3.7	1,312	87.84	2.8

Exercisable as of December 31, 2018	341	$95.38	1.0	—	$123.15	0.8

The PSARs compensation was an expense of $103 million for the year ended December 31, 2018 and an expense of $23 million for the year ended December 31, 2017 and a benefit of $4 million for the year ended December 31, 2016. The PSARs accrued compensation liability was $89 million as of December 31, 2018 and $20 million as of December 31, 2017. The unrecognized compensation expense related to nonvested PSARs awards was $54 million for the year ended December 31, 2018 and $16 million for the year ended December 31, 2017 and there was no unrecognized compensation expense related to nonvested PSARs awards for the year ended December 31, 2016. The weighted average period over which the expense is expected to be recognized is 3.7 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $53 million for the year ended December 31, 2018 and $33 million for the year ended December 31, 2017 and $18 million for the year ended December 31, 2016. The PRS accrued compensation liability was $87 million for the year ended December 31, 2018 and $55 million for the year ended December 31, 2017. The Unrecognized compensation expense related to nonvested PRS awards was $69 million as of December 31, 2018, $53 million as of December 31, 2017 and $39 million as of December 31, 2016, respectively. The weighted average period over which the expense is expected to be recognized is 2.8 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.   Surplus notes

The Company executed a tender offer in March 2017 for $440 million par value of surplus notes maturing in 2039. The Company paid $711 million of cash to settle the tender offer which resulted in a pre-tax loss of $271 million. This loss is included in net realized gains (losses) within the Statutory Statements of Operations and other costs of investments acquired within the Statutory Statements of Cash Flows and is net of a tax benefit of $95 million.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2018:

Issue	Face	Carrying	Interest	Maturity	Scheduled Annual Interest
Date	Amount	Value	Rate	Date	Payment Dates
($ In Millions)
11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	249	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	310	307	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	492	4.500%	04/15/2065	Apr 15 & Oct 15
03/20/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
Total	$2,285	$2,268

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2018, the unapproved interest was $21 million. Through December 31, 2018, the Company paid cumulative interest of $1,707 million on surplus notes. Interest of $135 million was approved and paid during the year ended December 31, 2018.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015 or 2017.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.   Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2018, 2017 and 2016. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016.

	Years Ended December 31,
	2018	2017	2016
	(In Millions)
Transfer of common stocks- affiliated to partnerships and LLCs	$1,334	$—	$—
Bond conversions and refinancing	1,058	796	419
Partnerships and LLCs contributed to Insurance Road LLC	476	743	—
Premium recognized as for a group annuity contract	292	490	905
Transfer of mortgage loans to partnerships and LLCs	244	—	—
Transfers from bonds to other invested assets	200	—	—
Stock conversion	128	331	22
Transfer of bonds to partnerships and LLCs	81	—	—
Bonds and stock contributed to EM Opportunities LLC	74	—	—
Partnerships and LLCs contributed to MassMutual Asset Finance LLC	—	350	—
Transfer of real estate to partnerships and LLCs	—	138	—
Transfer of affiliated common stock	—	103	—
Bond distribution from partnerships and LLCs	—	94	80
Stock to bond	—	74	—
Mortgage loans contributed to partnerships and LLCs	—	20	98
Stock distributions from partnerships and LLCs	—	2	106
Acquisition of affiliated common stock for bonds and mortgage loans			3,287
Partnerships and LLCs contributed to MMHLLC			682
Bonds converted from long-term to short-term			89
Bank loan rollovers			5
Bonds received as consideration for group annuity contracts	(292)	(490)	(905)
Funds held under coinsurance	—	(4,002)
Other	144	151	93

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.   Business risks, commitments and contingencies

a.     Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.     Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $164 million for the year ended December 31, 2018, $160 million for the year ended December 31, 2017. Net operating leases are net of sublease receipts of $11 million for the year ended December 31, 2018 and $10 million for the year ended December 31, 2017.

The Company has entered into two sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2020 and 2021 with annual lease payments of approximately $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2018 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)

2019	$134	$9	$2	$123
2020	121	10	2	109
2021	82	8	1	73
2022	52	4	1	47
2023	37	3	1	33
Thereafter	50	1	—	49
Total	$476	$35	$7	$434

c.     Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.     Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.     Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2018, the Company had approximately $387 million of these unsecured funding commitments to its subsidiaries and $123 million as of December 31, 2017. The unsecured commitments are included in private placements in the table below. As of December 31, 2018 and 2017, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $192 million as of December 31, 2018 and approximately $152 million as of December 31, 2017. As of December 31, 2018 and 2017, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2018, the Company had the following outstanding commitments:

	2019	2020	2021	2022	2023	Thereafter	Total
	(In Millions)
Private placements	$1,020	$1,797	$81	$68	$162	$601	$3,729
Mortgage loans	476	437	561	50	10	189	1,723
Real estate	5	204	—	—	—	—	209
Partnerships and LLC	350	196	141	218	947	737	2,589
LIHTCs (including equity contributions)	34	149	201	100	—	7	491
Total	$1,885	$2,783	$984	$436	$1,119	$1,534	$8,741

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2018 and 2017, the Company had no outstanding obligations attributable to these commitments.

f.     Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2018 and 2017, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2018.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	—	The liabilities for these plans of $217 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life).	—	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	—	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	—	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	—	$45 million with the right to increase the line to $220 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.   Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

The Company has agreements with its subsidiaries and affiliates, including IRLLC, Copper Hill LLC (CHLLC), OFI, MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers LLC (BREA), MML Investment Advisers LLC, OFI and MassMutual Intellectual Property (MMIP), which provide investment advisory services and licensing agreements to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended
	2018	2017	2016
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$440	$341	$310
Investment advisory income	24	23	21
Recordkeeping and other services	22	23	23
Fee expense:
Investment advisory services	270	248	303
Royalty and licensing fees	56	26	—

The Company reported amounts due from subsidiaries and affiliates of $82 million as of December 31, 2018 and $59 million as of December 31, 2017. The Company reported amounts due to subsidiaries and affiliates of ($17) million as of December 31, 2018 and ($7) million as of December 31, 2017. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual’s wholly owned indirect subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs. For the year ended December 31, 2018, MassMutual credited interest on deposits to Barings and BREA contracts were less than $1 million. For the year ended December 31, 2017, MassMutual credited interest on deposits of $2 million to the Barings contract and $1 million to the BREA contract.

The Company held debt issued by MMHLLC that amounted to $2,183 million as of December 31, 2018 and $1,769 million as of December 31, 2017. The Company recorded interest income on MMHLLC debt of $78 million in 2018 and $67 million in 2017. Notes maturing as of December 2018 and March 2019 were refinanced at 4.3% annual interest for $380 million.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2018 and 2017, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2018 and 2017, the Company approved financing of $4,229 million. During 2018, MMAF borrowed $1,198 million and repaid $896 million under the credit facility. During 2017 MMAF borrowed $1,781 million and repaid $1,890 million under the credit facility. Outstanding borrowings under the facility with MassMutual were $3,479 million as of December 31, 2018 and $3,177 million as of December 31, 2017. Interest for these borrowings was $79 million for the year ended December 31, 2018 and $73 million for the year ended December 31, 2017. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2018, Jefferies borrowed $361 million and repaid $586 million under the credit facility. During 2017, Jefferies borrowed $2,379 million and repaid $2,177 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2018 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2018, the Company contributed $476 million in private equity investments and $81 million in bonds to its subsidiary Insurance Road LLC.  In December 2018, IRLLC declared a distribution to the Company of $749 million.

In November 2017, MassMutual contributed certain receivables of $315 million to CHLLC, a wholly-owned subsidiary. The contribution was recorded at book value with no gain or loss recognized on the transaction. In December 2017, CHLLC paid a return of capital to the Company of $305 million.

In June 2017, MassMutual contributed certain intellectual property, with no carrying value, in an affiliated transaction with IRLLC, a wholly-owned subsidiary of MassMutual and therefore no gain or loss was recognized on the transaction. In June 2017, MassMutual became party to an agreement MMIP effective June 30, 2017, that gave MassMutual the right to use certain intellectual property in the operation of its business. MassMutual incurred an expense of $56 million in 2018 and $26 million in 2017 for these rights.

In June 2017, MassMutual contributed its ownership in certain partnerships and LLCs with a carrying value of approximately $743 million to IRLLC in an affiliated transaction and therefore no gain or loss was recognized on the transaction.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2018, the net reinsurance amounts due to C.M. Life and MML Bay State were $40 million and as of December 31, 2017, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2018	2017	2016
	(In Millions)

Premium assumed	$49	$52	$53
Modco adjustments, included in fees and other income	12	14	9
Expense allowance on reinsurance assumed, included in commissions	(20)	(20)	(21)
Policyholders’ benefits	(139)	(134)	(109)
Experience refunds (paid) received	(3)	1	—

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.   Subsequent events

Management of the Company has evaluated subsequent events through March 19, 2019, the date the financial statements were available to be issued.

On March 7, 2019, the Company entered into a Contingent Capital Facility Agreement (the Facility) with an unaffiliated entity, Harborwalk Funding Trust (the Trust). Subject to regulatory approval, under the Facility MassMutual has the right, and in certain circumstances the obligation, to issue up to $800 million of surplus notes to the Trust in exchange for all or a pro rata portion of certain principal and interest strips of U.S. Treasury Securities held by the Trust. The Company is required to pay a facility fee of approximately 2.00% per year to the Trust on the undrawn portion of the Facility (totaling approximately $16 million per year if the Facility remains undrawn) and certain additional administrative fees and expenses.

No other events have occurred subsequent to the date of the Statements of Financial Position and before the date of evaluation that would require disclosure.

19.   Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2018 is illustrated below.  Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP — SC, LLC — 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP — SC, LLC

Country Club Office Plaza LLC — 88% (remaining 12% owned by C.M. Life Insurance Company)

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC— 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC — 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC

Yunfeng Financial Group Limited

MassMutual Life Insurance Company — 15%

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Barings Real Estate Advisers Inc.

MassMutual Baring Holding, LLC

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

OFI Advisors, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners LLC

Tremont GP, LLC

Settlement Agent LLC (an indirect subsidiary of Subsidiary of Tremont Group Holdings, Inc)

Tremont (Bermuda), Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2018				2017		Valuation
		Gross	Non-		Latest	Approved	Filing	Method
	CUSIP	Value	admitted	Admitted	Filing	Valuation	Code	Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$9,338	$—	$9,338	7/31/2018	$9,116	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	27	—	27	7/31/2018	22	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	—	—	—	7/31/2018	—	Sub-2	No
MML Management Corporation	55338@-10-5	1,012	—	1,012	8/30/2018	956	Sub-2	No
Aggregate Total:		$10,377	$—	$10,377		$10,094

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.    Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2018	$4,550,173	$—	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514
September 30, 2018	4,320,826	—	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	—	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	—	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	—	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	—	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	—	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	—	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	—	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	—	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	—	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	—	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	—	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	—	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	—	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	—	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	—	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	—	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	—	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	—	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	—	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	—	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	—	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	—	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	—	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	—	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	—	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	—	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	—	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	—	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	—	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	—	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	—	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	—	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	—	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	—	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	—	1,349,124,214	1,290,817,168	(58,307,046)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,716)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(645,901,457)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$—	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	—	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	—	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	—	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	—	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	—	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	—	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$—	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$—	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	—	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	—	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	—	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	—	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	—	117,607	—	(117,607)	—	126,945
Totals	$4,320,826	$—	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$—	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	—	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	—	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$—	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$—	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	—	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	—	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$—	$645,690	$488,181	$(157,509)	$488,181	$448,494

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.  Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either:  (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate.  As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26R, Bonds, Excluding Loan-backed and Structured Securities.  Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, Loan-Backed and Structured Securities, as they lack either a trust or assets backing them.  The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed.  To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security.  The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2018:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
30711XDK7	$223,984	$218,225	$223,324	YES
391164AF7	8,467,560	7,945,553	8,215,311	NO
5262720	1,262,834	1,275,462	1,270,692	NO
912810FR4	4,944,283	6,121,357	5,723,654	NO
912810PS1	1,874,118	2,630,205	2,370,614	NO
BYZK109	9,327,385	9,606,875	9,361,838	NO
Total	$26,100,164	$27,797,677	$27,165,433

PART C

OTHER INFORMATION

Item 26.             Exhibits

Exhibit (a)            Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)            Not Applicable

Exhibit (c)            i.     Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

ii.    Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iii.   Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (d)            i.     Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

ii.    Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

iii.   Form of Disability Benefit Rider — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

iv.   Form of Guaranteed Insurability Rider — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

v.    Form of Other Insured Rider — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

vi.   Form of Substitute of Insured Rider — Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

vii.  Form of Waiver of Monthly Charges Rider — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

viii. Form of Waiver of Specified Premium Rider — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit (e)            Application for Life or Disability Income Insurance (rev. 11/2012) — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

Exhibit (f)            i.                     Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

ii.               By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)            Reinsurance Contracts

i.                  Canada Life Assurance Company

a.   Automatic YRT Agreement effective August 1, 2008 (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                                Amendment effective January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

•                                Amendments effective August 1, 2009 and March 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                                Amendments effective August 1, 2008, July 1, 2011 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                                Amendments effective January 1, 2012, July 30, 2012 and January 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                                Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

ii.               Munich American Reassurance

a.   Automatic YRT Agreement effective August 1, 2008 (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                                Amendment effective January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

•                                Amendments effective August 1, 2009 and March 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                                Amendments effective August 1, 2008 and August 1, 2011 — Incorporated by reference to Post- Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                                Amendments effective as of August 1, 2008, July 30, 2012 and January 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                                Amendments effective May 1, 2001, April 15, 2013, May 7, 2013 and September 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iii.            RGA Reinsurance Company

a.   Automatic YRT Agreement effective August 1, 2008 (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                                Amendment effective January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

•                                Amendments effective August 1, 2009 and March 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                                Amendments effective August 1, 2008, February 28, 2011 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                                Amendments effective January 1, 2012, June 1, 2012, July 30, 2012 and January 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                                Amendments effective May 1, 2001, April 15, 2013 and May 7, 2013 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iv.           SCOR Global Life Reinsurance Company of America / XL Re Life America Inc.

a.   Automatic YRT Agreement effective August 1, 2008 (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company and XL Re Life America Inc.)— Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                                Amendments effective August 1, 2009 and March 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                                Name Change letter effective February 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                               Amendments effective August 1, 2008 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                               Amendments effective January 1, 2012, July 30, 2012 and January 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                               Amendments effective May 1, 2001, April 15, 2013 and May 7, 2013 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•                               Amendment effective April 30, 2014 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

v.              Swiss Re Life & Health America, Inc.

a.   Automatic YRT Agreement effective August 1, 2008 (MML Bay State Life Insurance Company, C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company)— Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                               Amendment effective January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

•                               Amendments effective August 1, 2009 and March 1, 2010 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•                               Amendments effective August 1, 2008 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•                               Amendments effective as of August 1, 2008, July 30, 2012 and January 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•                               Amendments effective December 1, 2010, January 1, 2012, May 7, 2013 and September 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•                               Amendment effective April 21, 2014 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (h)            i.                     Participation, Selling, Servicing Agreements:

a.   AIM Funds (Invesco Funds)

•                               Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment No. 1 effective as of July 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•                               Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

•                               Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

b.   Fidelity® Funds

1.                            Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company)  — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

•             First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017   — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

•             Amendment dated January 21, 2019 to Schedule A to the Amended and Restated Participation Agreement dated May 22, 2017, as amended — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed on or about April 23, 2019

2.                            Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

3.                            Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             First Amendment dated October 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Second Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

4.                            Service Agreement dated October 1, 1999 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Second Amendment dated December 13, 2017  — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

c.    MML Funds

•                                Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

•             First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•             Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

•             Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

•             Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•             Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

d.   MML II Funds

•                                Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

•             First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•             Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

•             Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•             Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

•             Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•             Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

e.    Oppenheimer Funds

1.                            Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

•             Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•             Amendment No. 3 effective October 13, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•             Amendment No. 4 dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

f.     PIMCO Funds

•                                Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment No. 1 effective as of June 30, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916 filed September 12, 2008

•             Termination, New Agreements and Amendments dated November 10, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

•             Amendment effective as of May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

•             Amendment dated March 1, 2017 — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

•                                Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•                                Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust effective as of April 21, 2006 (PIMCO, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

g.    Voya Funds

•                                Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) — Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 033-73140 filed April 27, 2007

•             Amendments dated May 28, 2007 and April 3, 2008 — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

•             Amendment dated September 6, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment dated May 27, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•             Amendment dated January 17, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•             Amendment dated December 23, 2014 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

•             Amendment dated June 29, 2016 — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

ii.               Shareholder Information Agreements (Rule 22c-2 Agreements)

a.   AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

b.   Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

c.    MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

d.   MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

e.    OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

f.     PIMCO Variable Insurance Trust (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

g.    Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit (i)            Not Applicable

Exhibit (j)            Not Applicable

Exhibit (k)           Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

Exhibit (l)            Not Applicable

Exhibit (m)          Not Applicable

Exhibit (n)            i.                     Auditor Consents:

•      Company Financial Statements *

•      Separate Account Financial Statements *

ii.               Powers of Attorney for:

•      Roger W. Crandall

•      Karen H. Bechtel

•      Mark T. Bertolini

•      Karen A. Corbet

•      James H. DeGraffenreidt, Jr.

•      Isabel D. Goren

•      Jeffrey H. Leiden

•      Laura J. Sen

•      William T. Spitz

•      H. Todd Stitzer

•      Elizabeth A. Ward

• Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

iii.            Power of Attorney for:

•      Sean Newth

• Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-50410 filed November 21, 2017

Exhibit (o)            Not Applicable

Exhibit (p)            Not Applicable

Exhibit (q)                                       SEC Procedures Memorandum dated April 22, 2019, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy *

*    filed herewith

Item 27.             Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101	49 Cross Ridge Road	100 South Point Drive, Apt 3604
Springfield, MA 01111	New Canaan, CT 06840	Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
151 Farmington Avenue	1340 Smith Avenue	16228 Shadybank Drive
Hartford, CT 06156	Suite 200	Dallas, TX 7524
Baltimore, MD 21209
Jeffrey M. Leiden, Director		William T. Spitz, Director
50 Northern Avenue	Laura J. Sen, Director	16 Wynstone
Boston, MA 02210	95 Pembroke Street, Unit 1	Nashville, TN 37215
Boston, MA 02118
H. Todd Stitzer, Lead Director
1312 Casey Key Road
Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer	Melvin T. Corbett, Chief Investment Officer
(principal executive officer)	1295 State Street
1295 State Street B101	Springfield, MA 01111
Springfield, MA 01111

Todd G. Picken, Treasurer	Pia Flanagan, Chief of Staff to the CEO
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Strategic Communications 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary	Gareth F. Ross, Head of Digital and Customer Experience
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S.	Geoffrey Craddock, Chief Risk Officer
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Sean Newth, Chief Accounting Officer and Corporate Controller	Akintokunbo Akinbajo, Corporate Secretary
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 28.           Persons Controlled by or Under Common Control with the Depositor or the Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.                                        DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.              C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.              MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.              CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.              CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.              CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.              CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.              MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual — 99% and MassMutual Holding LLC — 1%.)

C.              MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.              MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a

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securities broker-dealer and federally covered investment advisor.

a.              MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.              MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which is a federally covered investment adviser and licensed insurance agency.

2.              MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.              MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.              LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.              MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company formed to hold mandate investment vehicles.

a.              MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b.              MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company that will hold investments completed as part of MassMutual Ventures USI second mandate in the United States.

c.               MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company formed to hold investment mandates in the United Kingdom.

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d.              MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company that will hold investments completed as part of MassMutual Ventures USI second mandate in the United States.

e.               MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company that will serve as the investment manager for US-based mandate investment vehicles.

1.)                MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company formed to provide investment advisory services to its affiliated company in the U.S.

6.            Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company that engages in insurance agency activities.

7.            MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Holdco UK Limited.

8.            Fern Street LLC (April 11, 2013), a Delaware limited liability            company.

9.            MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers.

a.              Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)                Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)                Barings Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)               Barings (U.K.) Limited, an institutional debt-fund manager organized under the laws of

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England and Wales

b.)               Barings Europe Limited, a company organized under the laws of England and Wales.

i.     Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa. Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb. Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc. Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

dd. Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

ee. Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

ff. Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the

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laws of England and Wales that acts as an intermediate holding company.

i. Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aaa.) Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client                                 services regarding investment funds and other asset management products of the BAM group.

bbb.) Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

ccc.) Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors ddd.) Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ii. Barings Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

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aa. Barings Real Estate Advisers (Continental Europe) Limited, a special purpose holding company.

bb. Barings Real Estate Advisers Europe LLP, a London-based real estate investment management company.  (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.

cc. Barings Real Estate Advisers Europe Finance LLP, a London-based real estate investment management company.  (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

dd. Barings Real Estate Advisers GmbH (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

ee. BREAE AIFM LLP, a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

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3.)                      Barings Real Estate Advisers, Inc., a Delaware corporation that holds a “corporation” real estate license.

4.)                      Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of ACRE Capital LLC.

a.)               Barings Multifamily Capital LLC, a Michigan limited liability company that originates and services multifamily, senior housing and healthcare facility loans by utilizing programs overseen by governmental agencies and government-sponsored entities.

i.      Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation licensed by the California Bureau of Real Estate for loan brokerage and related services.

5.)                      Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)                BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

b.)                BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.

6.)                            BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.

7.)                            Baring Asset Management (Asia) Holdings Limited (June 7, 1085), an intermediate holding company organized in Hong Kong.

a.)               Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

b.)               Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

c.)                Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

d.)               Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

e.)                Barings Investment Advisers (Hong Kong) Limited (January 23, 2008).

f.)                 Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i.     Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory services.

ii.   Barings Investment Management (Shanghai) Limited (August 3, 2018) is an operating company established under Chinese law.

1.              Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018) serves as the distributor in China.

g.)                Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that

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employs five or more mezzanine debt portfolio managers.

i. Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

8.)                            MassMutual Baring Holding LLC (October 14, 2005), a Delaware limited liability company that acts as a holding company for certain MassMutual subsidiaries.

b.              Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the OppenheimerFunds, Inc., Tremont Group Holdings, LLC and their respective subsidiaries.  (MM Asset Management Holding LLC — 96.587%).

1.)                OppenheimerFunds, Inc. (October 23, 1987), a Colorado corporation which is registered as an investment adviser and operates as the sub-adviser to most of the Oppenheimer Funds and Oppenheimer ICAV subfunds.  Successor to Oppenheimer Management Corp., a New York corporation (January 25, 1960).

a.)          OFI Global Asset Management, Inc. (May 8, 1978), a Delaware corporation which is registered as an investment adviser and transfer agent and operates as an investment adviser and transfer agent to the Oppenheimer Funds.

b.)          OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which is registered as a broker-dealer and operates as a broker-dealer and general distributor of the Oppenheimer Funds, Oppenheimer ICAV subfunds and certain 529 College Savings Plans.

c.)           Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation that currently has no operations.

d.)          OFI SteelPath, Inc. (November 20, 2012), a Delaware corporation which is registered as an

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investment adviser and operates as an investment adviser to certain Oppenheimer funds, private funds and separate accounts that invests in concentrated portfolios of energy infrastructure master limited partnerships.

e.)           Shareholder Services, Inc. (September 16, 1987), a Colorado corporation doing business as OppenheimerFunds Services which is registered as a transfer agent and operates as a sub-transfer agent to most of the Oppenheimer Funds.

f.)            OFI Private Investments Inc. (March 20, 2000), a New York corporation which is registered as an investment adviser and operates as the Program Manager for certain 529 college savings plans.

g.)           OFI Advisors, LLC (formerly known as VTL Associates, LLC) (September 27, 2004), a Delaware limited liability company which is registered as an investment adviser and operates as an investment adviser to Oppenheimer’s smart beta ETFs and SMAs.

i.      Index Management Solutions, LLC (October 5, 2009) a Pennsylvania limited liability company that currently has no operations.

h.)          OFI Global Institutional, Inc. (Nov. 20, 2000), a New York corporation which is registered as an investment adviser and provides investment advisory services to individual accounts, pension plans, mutual funds, insurance company separate accounts, private funds, Oppenheimer ICAV subfunds, public funds and corporations.

i.                 Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

ii.              OFI Global Trust Company (February 4, 1988), a New York trust company which

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operates as an investment manager and trustee of collective investment trusts offered to ERISA qualified plans and governmental plans.

iii.            HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which is registered as an investment adviser and provides investment advisory services to private, structured investment products.

iv.           OFI International, Ltd. (September 1, 2016), a UK private company which is registered with the FCA and operates as a distributor of the Oppenheimer ICAV subfunds.

v.              OC Private Capital, LLC, (October 5, 2017), a Delaware limited liability company which will register as an investment adviser and provide investment products to high net worth investors and advisors in the U.S. market. (Owned 51% by OFI Global Institutional, Inc. and 49% by Carlyle Investment Management LLC)

vi.           SNW Asset Management Corporation (May 23, 2013), a Delaware corporation which acts as a holding company for Seattle Northwest Asset Management LLC.

aa. Seattle Northwest Asset Management LLC (September 12, 2002), a Washington limited liability company which is registered as an investment adviser and provides investment advisory services to high net worth individuals, municipalities, corporations, credit unions, foundations and other investment advisers.

2.)                Tremont Group Holdings, LLC (June 18, 1987), a Delaware limited liability company which operates as a holding company for the following subsidiaries.

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a.)          Tremont (Bermuda), Limited, a Bermuda-based investment manager of Rye Select Broad Market Portfolio Limited.

b.)          Tremont Partners LLC (1984) a Connecticut limited liability company that is a General Partner of Rye Select Broad Market Fund LP, the Investment Manager of Rye Select Broad Market Insurance Fund LP and the Sub-Advisor of Rye Select Broad Market Portfolio Limited.  All three Rye funds must remain open until all Trustee distributions are completed.

c.)           Tremont GP, LLC, a Delaware limited liability company that is a Managing member of Settlement Agent, LLC and a General Partner of Rye Select Broad Market Insurance Fund LP.

i.      Settlement Agent, LLC, a Delaware limited liability company that acts as a pass through entity which receives distributions from the Madoff Trustee and immediately disburses recoveries to Rye Select Broad Market Fund LP and Rye Select Broad Market Insurance Fund, LP; this entity must remain open until all Trustee distributions are completed.

D.              The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.             MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.              MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.            MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

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H.             MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.                  MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

J.                  MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MassMutual and .39% by C.M. Life Insurance Company

1.              MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

2.              MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

K.              MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.               WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

M.           MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

N.              MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.

O.              MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

P.                Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company which is an arranger and lender of secured and unsecured loans to corporate borrowers and financial sponsors. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds

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50% voting ownership interest.)

1.              Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

2.              JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

a.              JFAM GP LLC (April 13, 2017), a Delaware limited liability company formed as the holding company for JFAM Loan Fund, LP.  JFIN Asset Management LLC is the sole member.

1.)          JFAM GP LP (April 13, 2017), a Delaware partnership formed as the general partner of JFAM Loan Fund, LP.  JFAM GP LLC is the general partner, and certain limited partners will be added at fund close.

a.)          JFAM Loan Fund, LP (April 13, 2017), a Delaware partnership formed for the purpose of investing in senior secured middle market loans, and to be managed by JFIN Asset Management LLC.  JFAM GP LP is the general partner, and certain limited partners will be added at fund close.

3.              JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior unsecured notes and secured term loans of Jefferies Finance LLC.

4.              JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

5.              JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.

6.              JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells

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Fargo Bank, N.A.

7.              JFIN Revolver CLO Holdings LLC (October 28, 2013) a Delaware limited liability company that acts as a holding company for certain investments in the subordinated notes of revolving credit collaterialized loan obligations managed by Jefferies Finance LLC.

8.              JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.

a.              Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

9.              Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

a.              JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into a warehouse financing through a credit facility with Wells Fargo Capital Finance.

10.        FIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

11.        JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

12.        FIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company formed to be an investment adviser and general partner.

Q.              Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

R.              MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans.

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S.                MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

T.               MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

U.             Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

V.              MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

W.           Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company.

1.              Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.              Lyme Adirondack Timber Sales, Inc. (July 31, 2006), a New York operating company.

b.              Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.               Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

X.                        MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.              MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

2.              MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States.  This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws

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Y.                        MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for certain international investments.  MassMutual International LLC holds an investment interest in the following companies resulting from certain transactions; the companies below are not subsidiaries of MassMutual International LLC.

1.              Yunfeng Financial Group Limited, a limited liability company incorporated under the laws of Hong Kong. (MassMutual International LLC holds 24.8% ownership interest.)

2.              Nippon Wealth Life Insurance Company Limited, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC — 14.89%; Nippon Life Insurance Company — 85.10%; and Nippon Wealth Life Insurance Company Limited — 0.01%.)

Z.                         Insurance Road LLC (May 3, 2017), a Delaware limited liability company that acts as a holding company for companies that hold intellectual property assets and invest in a portfolio of private equity assets.

1.              MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company that will hold certain intellectual property.

2.              MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

3.              Trad Investments I LLC (September 11, 2018), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

AA.               MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company that will invest in commercial mortgage loans.

BB.               MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company that has been established to hold certain receivables and to engage in related financing activities.

CC.               EM Opportunities LLC (January 16, 2018), a Delaware limited liability company formed to hold a portfolio of high yield, emerging market debt investments.

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The following companies are not considered subsidiary companies of Massachusetts Mutual Life Insurance Company (“MassMutual”), however, MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below.

BARINGS CORE PROPERTY FUND GP LLC

A Delaware limited liability company formed on September 13, 2006 which is the general partner of Barings Core Property Fund LP and is 100% owned by Barings LLC.

BARINGS GLOBAL REAL ASSETS FUND, LP

A Delaware limited liability company formed on December 14, 2017 which is 100% owned by MassMutual and its indirect wholly-owned subsidiaries.

CEMF I GP LLC

A Delaware limited liability company formed on September 21, 2010 which is the general partner of Cornerstone Enhanced Mortgage Fund I LP and is 100% owned by Barings LLC.

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC.

Incorporated as a corporation on April 5, 2011, and registered as a closed-end investment company under the Investment Company Act of 1940. Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company in the aggregate hold 34.3% of the mandatorily redeemable preferred shares of this company.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Incorporated as a corporation on April 10, 2012, and registered as a closed-end investment company under the Investment Company Act of 1940. Massachusetts Mutual Life Insurance Company holds 34.3% of the mandatorily redeemable preferred shares of this company.

CORNERSTONE HOTEL FUND GP LLC

A Delaware limited liability company formed on October 15, 2007 which is the general partner of Cornerstone Hotel Income and Equity Fund II LP and is 100% owned by Barings LLC.

CRANE VENTURE PARTNERS LLP

MassMutual Ventures Holding LLC’s interest is 33%

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HANOVER/BABSON EQUITY INVESTORS MANAGER, LLC

Incorporated on September 22, 2004, a Delaware limited liability company that is the managing member of Hanover Babson Equity Investors LLC.  Barings LLC holds 50% of the ownership interest in this company.

KAMAKURA LP

A Cayman Islands exempted limited partnership, incorporated on February 26, 2010.  Nippon Wealth Life Insurance Company owns 100% of the limited partnership assets.

MML SERIES INVESTMENT FUND

A Massachusetts business trust that operates as an-open end management investment company.

MML SERIES INVESTMENT FUND II

A Massachusetts business trust that operates as an open-end management investment company.

MASSMUTUAL PREMIER FUNDS

A Massachusetts business trust that operates as an open-end management investment company.

MASSMUTUAL SELECT FUNDS

A Massachusetts business trust that operates as an open-end management investment company.

ROTHESAY HOLDCO UK LIMITED

United Kingdom

MM Rothesay Holdco LLC’s interest is 28.84%.

SBNP SIA LLC

A Delaware limited liability company formed on August 20, 2013 in connection with an Annuity Contract Separate Investment Account and is 1% owned by Barings LLC and 99% by Massachusetts Mutual Life Insurance Company.

YUNFENG FINANCIAL GROUP LIMITED

Hong Kong

MassMutual International LLC’s ownership interest is 24.8%.

The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC

Delaware - 6887128

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BAI FUNDS SLP, LLC

Delaware — 7056431

BAI GP, LLC

Delaware - 6972999

BARINGS ABIF SLP, LLC

Delaware, U.S.A. — 6436810

BARINGS ALTERNATIVE INVESTMENTS SLP, LLC

Delaware - 6930846

BARINGS ASSET-BASED INCOME FUND (US) GP, LLC

Delaware, U.S.A. — 6399905

BARINGS CLO INVESTMENT PARTNERS GP, LLC

Delaware, U.S.A. — 5895167

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BARINGS DIRECT LENDING GP LTD.

Cayman Islands - WC-331849

Cayman Islands

BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC

Delaware, U.S.A. —6187863

BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC

Delaware, U.S.A. — 4864959

BARINGS GLOBAL LOAN FEEDER MANAGEMENT LLC

Delaware, U.S.A. — 5909432

BARINGS GLOBAL REAL ASSETS FUND GP, LLC

Delaware, U.S.A. — 6662271

BARINGS /LAZ PARKING FUND GP LLC

Delaware, U.S.A. — 5516617

BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC

Delaware, U.S.A. — 6131639

BENTON STREET ADVISORS, INC.

Cayman Islands — MC-186805

Cayman Islands

BREBF I GP LLC

Delaware, U.S.A. — 6649576

BRECS VII GP LLC

Delaware, U.S.A. — 61147

CCM FUND I REIT MANAGER

Delaware, U.S.A. — 4780909

CEMF I GP LLC

Delaware, U.S.A. — 4867587

CHY VENTURE GP LLC

Delaware, U.S.A. — 5411451

CREF VIII GP LLC

Delaware, U.S.A. — 4581714

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CREF X GP LLC

Delaware, U.S.A. — 5516583

GREAT LAKES III GP, LLC

Delaware, U.S.A. — 5254174

LAKE JACKSON LLC

Delaware, U.S.A. — 6339374

LOAN STRATEGIES MANAGEMENT LLC

Delaware, U.S.A. — 3917386

MEZZCO AUSTRALIA II

Delaware, U.S.A. — 5346304

MEZZCO AUSTRALIA LLC (72% owned by Barings LLC)

Delaware, U.S.A. — 4946891

MEZZCO LLC

Delaware, U.S.A. — 3582164

MEZZCO II LLC (98.4% owned by Barings LLC)

Delaware, U.S.A. — 4037580

MEZZCO III LLC (99.3% owned by Barings LLC)

Delaware, U.S.A. — 4557758

MEZZCO IV LLC

Delaware, U.S.A. — No number available

RECSA-NY GP LLC

Delaware, U.S.A. — 6101306

SOMERSET SPECIAL OPPORTUNITIES MANAGEMENT LLC

Delaware, U.S.A. — 4332016

The following are portfolio companies in which MassMutual, together with its subsidiaries, own at least 20%.  The ownership percentage is indicated.

REMINGTON L&W HOLDINGS LLC

A Delaware limited liability company formed on September 30, 2016.  Barings LLC is the manager of this entity and MassMutual’s investment ownership is 66.67%

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VALIDUS PHARMACEUTICALS LLC

A Delaware limited liability company formed on April 19, 2007.  Barings LLC is the manager of this entity and MassMutual’s investment ownership is 75.4%.

The following are investment-related special purpose entities of Baring Asset Management Limited.

ALMACK HOLDING PARTNERSHIP GP LIMITED

England — 5561955

A U.K. company that serves as a general partner of certain Almack partnerships.  This company is wholly owned by Baring Asset Management Limited.

ALMACK MEZZANINE FUND LIMITED

England - 5565850

A U.K. company that serves as a limited partner of certain Almack partnerships.  This company is wholly owned by Baring Asset Management Limited.

ALMACK MEZZANINE FUND II LIMITED

England - 06530854

A U.K. company that serves as a limited partner of certain Almack partnerships.  This company is wholly owned by Baring Asset Management Limited.

ALMACK MEZZANINE GP III LIMITED

England — 07434273

A U.K. company that serves as the general partner of certain Almack partnerships.  This company is wholly owned by Baring Asset Management Limited.

BARINGS GPC GP S.À. R.L.

Luxembourg — No number available

A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF.  This company is wholly owned by Baring Asset Management Limited.

BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.

Luxembourg — No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF.  This company is wholly owned by Baring Asset Management Limited.

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The following are investment-related special purpose entities of Barings Global Advisers Limited.

BARINGS EUROPEAN DIRECT LENDING 1GP LLP

England & Wales — OC398370

A limited liability partnership organized under the laws of England and Wales

(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)

BCGSS 2 GP LLP

England & Wales — OC394864

This entity is 90% owned by Barings Global Advisers Limited and 10% owned by Barings Asset Management Limited.

II.           REGISTERED INVESTMENT COMPANY AFFILIATES:

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•                  MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company.  The majority of shares are owned by MassMutual.

•                  MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company.  All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•                  MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company.  All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•                  MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company.  The majority of shares are owned by MassMutual.

•                  Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•                  Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•                  Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.

•                  Barings Funds Trust, a Massachusetts business trust which operates as an open-end management investment company.

•                  Barings Global Floating Rate Fund

•                  Barings Global Credit Income Opportunities Fund

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•                  Barings Active Short Duration Bond Fund

•                  Barings Emerging Market Debt Blended Total Return Fund

•                  Barings Global High Yield Fund

•                  Barings U.S. High Yield Fund

•                  Barings Total Return Bond Fund

•                  Barings Global Emerging Markets Equity Fund

•                  Barings BDC, Inc., formerly known as Triangle Capital Corporation, a Maryland corporation which operates as a business development company.

•                  OFI Pictet Global Environmental Solutions Fund

•                  Oppenheimer Capital Appreciation Fund

•                  Oppenheimer Developing Markets Fund

•                  Oppenheimer Discovery Fund

•                  Oppenheimer Discovery Mid Cap Growth Fund

•                  Oppenheimer Dividend Opportunity Fund

•                  Oppenheimer Emerging Markets Innovators Fund

•                  Oppenheimer Equity Income Fund

•                  Oppenheimer Global Focus Fund

•                  Oppenheimer Global Fund

•                  Oppenheimer Global Multi-Asset Growth Fund

•                  Oppenheimer Global Multi-Asset Income Fund

•                  Oppenheimer Global Opportunities Fund

•                  Oppenheimer Gold & Special Minerals Fund

•                  Oppenheimer Intermediate Term Municipal Fund

•                  Oppenheimer International Diversified Fund

•                  Oppenheimer International Equity Fund

•                  Oppenheimer International Growth Fund

•                  Oppenheimer International Small-Mid Company Fund

•                  Oppenheimer Limited-Term Bond Fund

•                  Oppenheimer Macquarie Global Infrastructure Fund

•                  Oppenheimer Government Money Market Fund

•                  Oppenheimer Institutional Government Money Market Fund

•                  Oppenheimer Multi-State Municipal Trust:

•                                    Oppenheimer Rochester High Yield Municipal Fund

•                                    Oppenheimer Rochester New Jersey Municipal Fund

•                                    Oppenheimer Rochester Pennsylvania Municipal Fund

•                  Oppenheimer Municipal Fund

•                  Oppenheimer Portfolio Series Funds:

•                                          Active Allocation Fund

•                                          Conservative Investor Fund

•                                          Equity Investor Fund

•                                          Moderate Investor Fund

•                  Oppenheimer Quest for Value Funds:

•                                          Oppenheimer Fundamental Alternatives Fund

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•                                          Oppenheimer Global Allocation Fund

•                                          Oppenheimer Mid Cap Value Fund

•                  Oppenheimer Real Estate Fund

•                  Oppenheimer Rising Dividends Fund

•                  Oppenheimer Rochester AMT-Free Municipal Fund

•                  Oppenheimer Rochester AMT-Free New York Municipal Fund

•                  Oppenheimer Rochester California Municipal Fund

•                  Oppenheimer Rochester Fund Municipals

•                  Oppenheimer Rochester Limited Term California Municipal Fund

•                  Oppenheimer Rochester Short Duration High Yield Municipal Fund:

•                                          Oppenheimer Rochester Short Duration High Yield Municipal Fund

•                  Oppenheimer Series Fund:

•                  Oppenheimer Value Fund

•                  Oppenheimer Short Term Municipal Fund

•                  Oppenheimer Small Cap Value Fund

•                  Rochester Portfolio Series:

•                                          Oppenheimer Rochester Limited Term New York Municipal Fund

•                  Oppenheimer Capital Income Fund

•                  Oppenheimer Emerging Markets Local Debt Fund

•                  Oppenheimer Global High Yield Fund

•                  Oppenheimer Global Strategic Income Fund

•                  Oppenheimer Government Cash Reserves

•                  Oppenheimer Integrity Funds:

•                                          Oppenheimer Global Unconstrained Bond Fund

•                                          Oppenheimer Preferred Securities and Income Fund

•                                          Oppenheimer Total Return Bond Fund

•                  Oppenheimer Intermediate Income Fund

•                  Oppenheimer International Bond Fund

•                  Oppenheimer Limited-Term Government Fund

•                  Oppenheimer Main Street Funds:

•                                          Oppenheimer Main Street Fund

•                  Oppenheimer Main Street All Cap Fund

•                  Oppenheimer Main Street Mid Cap Fund

•                  Oppenheimer Main Street Small Cap Fund

•                  Oppenheimer Master Event-Linked Bond Fund, LLC

•                  Oppenheimer Master Inflation Protected Securities Fund, LLC

•                  Oppenheimer Master Loan Fund, LLC

•                  Oppenheimer ETF Trust:

•                                          Oppenheimer Emerging Markets Revenue ETF

•                                          Oppenheimer Emerging Markets Ultra Dividend Revenue ETF

•                                          Oppenheimer ESG Revenue ETF

•                                          Oppenheimer Global ESG Revenue ETF

•                                          Oppenheimer Global Revenue ETF

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•                                          Oppenheimer International Revenue ETF

•                                          Oppenheimer International Ultra Dividend Revenue ETF

•                                          Oppenheimer Russell 1000® Dynamic Multifactor ETF

•                                          Oppenheimer Russell 1000® Low Volatility Factor ETF

•                                          Oppenheimer Russell 1000® Momentum Factor ETF

•                                          Oppenheimer Russell 1000® Quality Factor ETF

•                                          Oppenheimer Russell 1000® Size Factor ETF

•                                          Oppenheimer Russell 1000® Value Factor ETF

•                                          Oppenheimer Russell 1000® Yield Factor ETF

•                                          Oppenheimer Russell 2000® Dynamic Multifactor ETF

•                                          Oppenheimer S&P 500 Revenue ETF

•                                          Oppenheimer S&P Financials Revenue ETF

•                                          Oppenheimer S&P MidCap 400 Revenue ETF

•                                          Oppenheimer S&P SmallCap 600 Revenue ETF

•                                          Oppenheimer S&P Ultra Dividend Revenue ETF

•                  Oppenheimer Senior Floating Rate Fund

•                  Oppenheimer Senior Floating Rate Plus Fund

•                  Oppenheimer SteelPath MLP Funds Trust:

•                                    Oppenheimer SteelPath MLP Alpha Fund

•                                    Oppenheimer SteelPath MLP Alpha Plus Fund

•                                    Oppenheimer SteelPath MLP Income Fund

•                                    Oppenheimer SteelPath MLP Select 40 Fund

•                  Oppenheimer SteelPath Panoramic Fund

•                  OFI SteelPath Series Trust:

•                                          Oppenheimer SteelPath MLP & Energy Infrastructure Fund

•                  Oppenheimer Variable Account Funds:

•                                          Oppenheimer Capital Appreciation Fund/VA

•                                          Oppenheimer Conservative Balanced Fund/VA

•                                          Oppenheimer Discovery Mid Cap Growth Fund/VA

•                                          Oppenheimer Global Fund/VA

•                                          Oppenheimer Global Strategic Income Fund/VA

•                                          Oppenheimer Government Money Fund/VA

•                                          Oppenheimer International Growth Fund/VA

•                                          Oppenheimer Main Street Fund/VA

•                                          Oppenheimer Main Street Small Cap Fund/VA

•                                          Oppenheimer Total Return Bond Fund/VA

•                  Oppenheimer Ultra-Short Duration Fund

26

Item 29.           Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)                   each director, officer or employee;

(b)                   any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)                    any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)                   any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)                   any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)                   any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.           Principal Underwriters

(a)         MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)         MMLIS and MSD are the principal underwriters for this policy. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Christine Frederick	Chief Compliance Office	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd., Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd., Charlotte, NC 28277

James Fago	Vice President	11215 North Community House Rd., Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd., Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd., Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Nick DeLuca	Regional Vice President	1101 North Black Canyon Highway Phoenix, AZ 85209

David Cove	Regional Vice President	*

Jack Yvon	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*              1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Eric Wietsma	Director, Chairman of the Board, Chief Executive Officer and President	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

Susan Scanlon	Chief Compliance Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

*     1295 State Street, Springfield, MA 01111-0001

(c)          Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.                                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Item 32.                                      Management Services

Not Applicable

Item 33.                                      Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 (Securities Act) and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 11 to Registration Statement No. 333-150916 to be signed on its behalf by the undersigned, duly authorized, in the City of Springfield, and the Commonwealth of Massachusetts on this 22nd day of April, 2019.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer
(principal executive officer)
Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 11 to Registration Statement No. 333-150916 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 22, 2019
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 22, 2019
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Chief Accounting Officer and Corporate Controller	April 22, 2019
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 22, 2019
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 22, 2019
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 22, 2019
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 22, 2019
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 22, 2019
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 22, 2019
Jeffrey M. Leiden

LAURA J. SEN *	Director	April 22, 2019
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 22, 2019
William T. Spitz

H. TODD STITZER *	Director	April 22, 2019
H. Todd Stitzer

/s/ GARY F. MURTAGH
* Gary F. Murtagh
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.26 (n)	i. Auditor Consents

• Company Financial Statements
• Separate Account Financial Statements

Exhibit 99.26 (q)	SEC Procedures Memorandum dated April 22, 2019